UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

SCHEDULE 14A

______________

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.      )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to Rule 14a-12

DYCOM INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DYCOM INDUSTRIES, INC.

11770 U.S. Highway 1, Suite 101

Palm Beach Gardens, Florida 33408

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On November 20, 2012

To Our Shareholders:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Dycom Industries, Inc. (the “Company”) will be held at 11:00 a.m., local time, on Tuesday, November 20, 2012, at the corporate offices of Dycom Industries, Inc., 11770 U.S. Highway 1, Suite 402, Palm Beach Gardens, Florida 33408.

At the Annual Meeting, you will be asked to:

1.

Elect three directors named in the proxy statement;

2.

Vote on a proposal to approve the Company’s 2012 Long-Term Incentive Plan;

3.

Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal 2013;

4.

Approve a non-binding advisory vote on the compensation of the Company’s named executive officers; and

5.

Transact such other business as may properly be brought before the Annual Meeting, and any adjournments or postponements of the Annual Meeting.

The Board of Directors has fixed the close of business on Monday, October 1, 2012, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

Richard B. Vilsoet
Vice President, General Counsel and Secretary

Palm Beach Gardens, Florida

October 11, 2012

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend in person, it is important that your shares be represented and voted. Please review the Company’s proxy materials and submit your voting instructions by telephone or through the Internet or by completing, signing, dating and returning the enclosed proxy card in the envelope provided. Instructions for each type of voting are included in the Notice Regarding the Availability of Proxy Materials that you received and in this Proxy Statement. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person. If you hold your shares through a broker and wish to vote at the meeting, you will need to obtain a proxy from the institution that holds your shares.

If you choose to attend the meeting, you will be asked to present valid picture identification, and if you hold your shares through a broker, you will be asked to present a copy of your brokerage statement showing your stock ownership as of October 1, 2012.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 20, 2012

The Notice, Proxy Statement and 2012 Annual Report to Shareholders are available on the Internet at www.proxyvote.com

TABLE OF CONTENTS

GENERAL INFORMATION	1
PROPOSAL 1 — ELECTION OF DIRECTORS	5
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION	8
Board Leadership Structure	8
Board Role in Risk Oversight	8
Shareholding Requirements and Stock Ownership Guidelines	9
Board Meetings and Attendance	9
Board Independence	9
Committees of the Board	9
Code of Ethics for Senior Financial Officers and Business Code of Conduct and Ethics	11
Executive Sessions of Non-Management Directors	11
Communications with the Board of Directors	12
Director Candidates	12
Stock Ownership Guidelines for Non-Employee Directors	13
Compensation Committee Interlocks and Insider Participation	13
EXECUTIVE COMPENSATION	14
Compensation Discussion and Analysis	14
Compensation Committee Report	32
Summary Compensation Table	33
Grant of Plan-Based Awards Table	34
Narrative Accompanying Grant of Plan-Based Awards Table	34
Outstanding Equity Awards Table	35
Option Exercises and Stock Vested Table	36
Potential Payments Upon Termination of Employment or Change of Control	37
Employment and Separation Agreements	38
EQUITY COMPENSATION PLAN INFORMATION	45
DIRECTOR COMPENSATION	46
Compensation of Non-Employee Directors	46
Director Compensation Table	47
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	49
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	51
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	51
AUDIT COMMITTEE REPORT	52
PROPOSAL 2 — APPROVAL OF THE DYCOM INDUSTRIES, INC. 2012 LONG-TERM INCENTIVE PLAN	53
PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR	59
Principal Accounting Firm Fees	59
Audit Committee Pre-Approval of Audit and Non-Audit Services	59
PROPOSAL 4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION	60
ADDITIONAL INFORMATION	61
Proposals for Fiscal Year 2013 Annual Meeting of Shareholders	61
Expenses of Solicitation	61
Other Matters	61
Notice of Internet Availability of Proxy Materials	61
APPENDIX A — Dycom Industries, Inc. 2012 Long-Term Incentive Plan	A-1

DYCOM INDUSTRIES, INC.

11770 U.S. Highway 1, Suite 101

Palm Beach Gardens, Florida 33408

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, November 20, 2012

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dycom Industries, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on Tuesday, November 20, 2012, at the corporate offices of Dycom Industries, Inc., 11770 U.S. Highway 1, Suite 402, Palm Beach Gardens, Florida 33408, at 11:00 a.m., local time, or at any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the accompanying proxy card are being distributed or otherwise furnished to shareholders on or about October 11, 2012.

Why did I receive a one-page Notice in the mail regarding the Availability of Proxy Materials this year instead of printed proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to furnish its proxy materials to shareholders by providing access to these documents over the Internet.  Accordingly, on October 11, 2012, the Company sent a Notice Regarding the Availability of Proxy Materials to shareholders of record and beneficial owners. You have the ability to access the proxy materials on a website referred to in such Notice or request to receive a printed set of the proxy materials free of charge.

What will I be voting on?

The proposals to be voted on at the Annual Meeting are the following:

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The election of three directors named in this Proxy Statement;

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Approval of the Dycom Industries, Inc. 2012 Long-Term Incentive Plan;

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Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal 2013; and

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Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers.

Who may vote?

You may vote if you owned common stock of the Company as of the close of business on October 1, 2012, the record date for the Annual Meeting. Each share of the Company’s common stock is entitled to one vote on each matter to be voted on. As of the record date, there were 32,562,199 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting based on the records of the Company’s registrar and transfer agent, American Stock Transfer & Trust Company.

Who may attend the Annual Meeting?

All shareholders of record at the close of business on October 1, 2012, or their duly appointed proxies, may attend the Annual Meeting. Please be prepared to present valid photo identification for admission to the meeting. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

If you hold shares in “street name” (that is, in a brokerage account or through a bank or other nominee) and you plan to attend the Annual Meeting, you will need to bring a copy of a statement reflecting your share ownership as of the October 1, 2012 record date for the Annual Meeting and check in at the registration desk at the Annual Meeting.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote your shares:

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“FOR” each of the three nominees named in this Proxy Statement for election to the Board of Directors;

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“FOR” the approval of the Dycom Industries, Inc. 2012 Long-Term Incentive Plan;

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“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal 2013; and

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“FOR” the approval of the non-binding advisory vote to approve the Company’s named executive officer compensation.

How do I vote?

You may vote your shares in any of the following manners:

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In person.  Shareholders of record and beneficial stockholders with shares held in street name may vote in person at the meeting. If you hold shares in street name, you must also obtain a legal proxy, executed in your favor, from your broker to vote in person at the meeting.  You must bring this proxy to the Annual Meeting;

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By phone or via the Internet.  You may vote by proxy, by phone or via the Internet by following the instructions provided in the Notice, proxy card or voting instruction card provided; or

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By mail.  If you request printed copies of the proxy materials by mail, you may vote by proxy by signing and returning the proxy card or voting instruction card provided.

If you are a shareholder of record and you attend the Annual Meeting, you may deliver your completed proxy card in person. If you hold your shares in “street name” and you wish to vote at the Annual Meeting, you will need to obtain a proxy, executed in your favor, from the broker or nominee that holds your shares and bring this proxy to the Annual Meeting.

What if I hold my shares in “street name”?

Many shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. This is often called holding shares in “street name.” As summarized below, there are some distinctions between record shareholders and “street name” holders.

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record for those shares, and these proxy materials are being sent directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares and you hold your shares in “street name.” In this case, proxy materials are being forwarded to you by your broker, bank or other nominee. You should follow the voting directions provided by your bank, broker or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote and are also invited to attend the Annual Meeting. However, because you are not a shareholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a proxy, executed in your favor, from your broker, bank or other nominee.

If you hold your shares in street name it is critical that you provide instructions to, or obtain a proxy from, the record holder if you want your shares to count in the election of directors and the non-binding advisory vote on named executive officer compensation.

Can I change my mind after I vote?

Yes.  If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by:

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Submitting another proxy card bearing a later date than the proxy being revoked prior to the Annual Meeting;

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Voting again by Internet or telephone prior to the meeting as described on the proxy card; or

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Voting again in person at the Annual Meeting.

If you hold your shares in “street name” and wish to change your vote at the Annual Meeting, you will need to obtain a proxy, executed in your favor, from the broker, bank or other nominee that holds your shares.  You also may revoke your proxy prior to the Annual Meeting without submitting a new vote by filing an instrument of revocation with the Secretary of the Company.

What constitutes a quorum?

The presence in person or by proxy of the holders of a majority of the common stock of the Company will constitute a quorum. A quorum is necessary to transact business at the Annual Meeting. Shares of common stock represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Will my shares be voted if I do not provide my proxy?

If you are a shareholder of record and you do not vote or provide a proxy, your shares will not be voted.

Your shares may be voted if they are held in street name, even if you do not provide the brokerage firm, bank or other nominee with voting instructions. Brokerage firms have the authority under New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions at least 15 days before the date of the annual meeting on ratification of the appointment of the Company’s independent auditor and certain “routine” matters. Under the rules of the New York Stock Exchange, if you do not submit specific voting instructions to your brokerage firm, it will not have the ability to vote your shares in the election of directors, the approval of the Dycom Industries, Inc. 2012 Long-Term Incentive Plan, or the non-binding advisory vote on named executive officer compensation.  As a result, if your shares are held in “street name” and you do not submit voting instructions to your brokerage firm, your shares will be treated as

“broker non-votes” for purposes of the proposals with respect to the election of directors, the approval of the

Dycom Industries, Inc. 2012 Long-Term Incentive Plan, and the non-binding advisory vote on named executive officer compensation, and will not be counted in determining the outcome of those proposals.

What if I return my proxy card but do not mark it to show how I am voting?

If you sign and return your proxy card but do not indicate instructions for voting, your shares will be voted “FOR” each of Proposals 1, 2, 3 and 4. With respect to any other matter which may properly come before the Annual Meeting, your shares will be voted at the discretion of the proxy holders.

What vote is required to approve each proposal?

The affirmative vote of a majority of the shares of common stock represented and entitled to vote at the Annual Meeting is required to approve the Dycom Industries, Inc. 2012 Long-Term Incentive Plan and the non-binding advisory vote on named executive officer compensation and to ratify the appointment of the Company’s independent auditor.  The proposal regarding the election of directors requires a plurality of votes cast for each director nominee. This means that the nominees who receive the most votes will be elected.

Will any other matters be voted on at the Annual Meeting?

As of the date of this Proxy Statement, management of the Company knows of no other matter that will be presented for consideration at the Annual Meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the Annual Meeting and call for a vote of shareholders, your proxy will be voted in the discretion of the persons named as proxies.

Can I receive future proxy materials electronically?

You can help the Company conserve natural resources and reduce the cost of printing and mailing proxy statements and annual reports by opting to receive future mailings electronically. To enroll, please go to the website www.proxyvote.com, with your proxy card in hand, and follow the instructions.

Deadline for Appointment of Proxies by Telephone or the Internet or Returning Your Proxy Card

Shareholders should complete and return the proxy card as soon as possible. To be valid, your proxy card must be completed in accordance with the instructions on it and received by the Company no later than 11:59 p.m., Eastern Time, on November 19, 2012. If you appoint your proxy by telephone or the Internet, the Company must receive your appointment no later than 11:59 p.m., Eastern Time, on November 19, 2012. If your shares of common stock are held in “street name”, you should follow the voting directions provided by your bank, broker or other nominee.

* * * *

A copy of the Company’s 2012 Annual Report to Shareholders, including financial statements for the fiscal years ended July 28, 2012 and July 30, 2011, is enclosed with this Proxy Statement, but such documentation does not constitute a part of the proxy soliciting material.

PROPOSAL 1

ELECTION OF DIRECTORS

The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes, with each class having as equal a number of directors as possible. The Board of Directors currently consists of seven members.

Three director nominees have been nominated for election at the Annual Meeting. The nominees are Stephen C. Coley, Patricia L. Higgins and Steven E. Nielsen. Each nominee was selected by the Corporate Governance Committee and approved by the Board of Directors for submission to shareholders of the Company. Stephen C. Coley, Patricia L. Higgins and Steven E. Nielsen are each currently serving a term that expires at the Annual Meeting and each has been nominated for a three-year term expiring at the fiscal 2015 annual meeting of shareholders.

Each of the nominees has consented to serve if elected to the Board of Directors. If any director nominee becomes unable to accept nomination or election, which is not anticipated, the persons named as proxies will vote for the election of such other person as the Board of Directors may recommend. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

The names of the nominees for election as a director of the Company and of those directors of the Company continuing in office, their ages, their principal occupations during the past five years, certain other directorships held, their length of service on our Board of Directors, and a summary of their specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that he or she should serve as a director of the Company are set forth below.

NOMINEES FOR ELECTION AT THIS MEETING

Stephen C. Coley Director since 2003 Age 67

Mr. Coley is a Director Emeritus of McKinsey & Company, Inc. Mr. Coley was a Management Consultant with McKinsey & Company, Inc. from July 1975 to January 2004. Mr. Coley currently serves as Chairman of the Board of Trustees of Underwriters Laboratories Inc. and is also a director of Flagstone Reinsurance Holdings Limited.

Mr. Coley has extensive general business management expertise, including considerable experience in corporate finance, in-depth knowledge of corporate finance structure and strategies, the operation of the capital markets, corporate governance and mergers and acquisitions.  This experience and knowledge allow Mr. Coley to bring to the Board of Directors meaningful and valuable insight into financial and capital-related issues.

Patricia L. Higgins Director since 2008 Age 62

Ms. Higgins was President, Chief Executive Officer, and a director of Switch & Data Facilities Company, Inc., a provider of neutral interconnection and collocation services, from September 2000 to February 2004. Prior to that, Ms. Higgins served as Chairman and Chief Executive Officer of The Research Board, a consulting and research services company for information technology from May 1999 to August 2000. Prior to 1999, Ms. Higgins was Corporate Vice President and Chief Information Officer of Alcoa Inc. and also held senior management positions at UNISYS Corporation, Verizon (NYNEX) and AT&T Inc. Ms. Higgins was a director at Visteon Corporation from 2004 to 2010, Delta Air Lines, Inc. from 2005 to 2007 and SpectraSite Communications, Inc. from 2004 to 2005, and is currently a director of Barnes & Noble, Inc., Internap Network Services Corporation and The Travelers Companies, Inc.

Ms. Higgins has held senior executive-level positions in telecommunications, computing and information technology, including large, complex global organizations, and has also had extensive board experience as a director of numerous public companies. This wide-ranging experience allows Ms. Higgins to bring to the Board of Directors substantial knowledge of accounting and financial controls, corporate finance and strategy, and mergers and acquisitions, as well as a significant depth of understanding into the operation and management of public companies.

Steven E. Nielsen Director since 1996 Age 49

Mr. Nielsen has been the President and Chief Executive Officer of the Company since March 1999; President and Chief Operating Officer from August 1996 to March 1999; and Vice President from February 1996 to August 1996.  Mr. Nielsen was a director of SBA Communications Corporation from 2001 to 2009.

Mr. Nielsen’s service as the Company’s Chief Executive Officer and in other leadership roles within the Company allows Mr. Nielsen to bring to the Board of Directors a deep insight into the operations, challenges and complex issues facing the Company itself and the Company’s industry in general.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote “FOR” the election of Stephen C. Coley, Patricia L. Higgins and Steven E. Nielsen as directors.

DIRECTORS WHOSE TERMS CONTINUE BEYOND THE MEETING

Thomas G. Baxter Director since 2005 Term expires 2013 Age 65

Mr. Baxter was an advisor of Churchill Ventures Ltd from July 2006 to December 2008. From October 2001 to January 2005, Mr. Baxter was President of Time Warner Cable, a division of Time Warner Inc. Mr. Baxter was President and Chief Executive Officer of Audible, Inc. from February 2000 to July 2001 and an operating partner of Evercore Partners, from 1998 to 2000. Mr. Baxter was a director of Dycom Industries, Inc. from January 1999 to December 2001.

Mr. Baxter’s past experience in senior executive-level operations and other management positions with telecommunications companies, together with his extensive knowledge of the cable television industry, corporate finance and strategy, and technology, allow Mr. Baxter to bring to the Board of Directors meaningful insight into the challenges facing the industry in which the Company operates.

Charles M. Brennan, III Director since 2002 Term expires 2013 Age 70

Mr. Brennan served as Chairman of the Board of Directors of MYR Group, Inc. from March 2006 to December 2007. Mr. Brennan was Chairman and Chief Executive Officer of MYR Group, Inc. from October 1988 to April 2000. Mr. Brennan is currently a director of Rogers Corporation.

Mr. Brennan’s extensive experience as chief executive officer in the electrical construction and specialty contracting industries allows him to bring to the Board of Directors in-depth operational knowledge of those industries, mergers and acquisitions, corporate finance and strategy, financial controls and accounting, and corporate governance.

Charles B. Coe Director since 2005 Term Expires 2014 Age 64

Mr. Coe was President of BellSouth Network Services, from 2000 to 2001; prior to this, Mr. Coe held various other executive positions at BellSouth Corporation over a 15-year period. Mr. Coe is currently a director of Internap, Amerisure Mutual Insurance Company, and Network Services Corporation.

Mr. Coe has extensive executive-level experience in the telecommunications industry. This experience allows Mr. Coe to bring to the Board of Directors a broad range of skills related to the Company’s industry, including knowledge of financial controls and accounting, corporate finance, and mergers and acquisitions.

Dwight B. Duke Director Nominee Term Expires 2014 Age 60

Since 2005, Mr. Duke has served as Senior Vice President, Business Operations, Service Provider Video Technology Group of Cisco Systems, Inc.  From 1998 to 2005, Mr. Duke was Senior Corporate Vice President/President of Scientific-Atlanta, Inc. and President of its Transmission Networks Systems business.

Mr. Duke’s substantial executive-level experience in the telecommunications and cable television industry, and his experience in integrating acquired businesses, allow Mr. Duke to bring to the Board of Directors significant knowledge of corporate strategy, technology, and mergers and acquisitions, particularly within industries closely related to the Company’s industry.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

The Company is committed to sound corporate governance and to full compliance with New York Stock Exchange (“NYSE”), SEC and other regulatory and legal requirements. In furtherance of these goals, the Board of Directors has adopted a Business Code of Conduct and Ethics, a Code of Ethics for Senior Financial Officers, Corporate Governance Guidelines and written charters for each of its Audit Committee, Compensation Committee, Corporate Governance Committee and Finance Committee, all of which are available on the Company’s website at www.dycomind.com. Copies of each may also be obtained, without charge, upon written request to the Secretary of the Company at 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408. These documents are periodically reviewed in light of corporate governance developments and modified as appropriate. Please note that the information contained in or connected to the Company’s website is not intended to be part of this Proxy Statement.

Board Leadership Structure

Steven E. Nielsen serves as our Chairman of the Board of Directors and our Chief Executive Officer.  Our Board of Directors believes that the Company is best served by having one person serve as both Chairman of the Board of Directors and Chief Executive Officer because this structure provides unified leadership and direction. In his capacity as Chief Executive, Mr. Nielsen is able to draw on his intimate knowledge of the daily operations of the Company and its relationships with customers and employees. Calling upon this knowledge, Mr. Nielsen is able to provide the Board of Directors with leadership in setting its agenda and focusing its discussions. As the individual with primary responsibility for managing the Company’s day-to-day operations, Mr. Nielsen is also best-positioned to chair regular meetings of the Board of Directors and ensure that key business issues are brought to the attention of the Board of Directors. His in-depth knowledge of the industry, and the issues, opportunities and challenges facing the Company enable decisive leadership with clear accountability.  The combined role as Chairman and Chief Executive Officer also ensures that the Company presents its message and strategy to shareholders, employees, customers and other stakeholders with a unified, single voice.

Board independence and oversight of the senior management of the Company are enabled by the presence of independent directors who have substantive knowledge of the Company’s business and have oversight over critical functions of the Company, such as the integrity of the Company’s financial statements, the evaluation and compensation of executive management and the nomination of directors. In accordance with the Company’s Corporate Governance Guidelines, independent directors meet without management present at regularly scheduled executive sessions (at least quarterly). As described below under “— Executive Sessions of Non-Management Directors”, the Company’s independent directors are led by a lead non-management director, currently Stephen C. Coley, who in accordance with the Company’s Corporate Governance Guidelines, chairs executive sessions of the non-management directors, advises the Chairman and chairs of the committees of our Board of Directors with respect to agendas and ensures that information needs relating to meetings of the Board of Directors and its committees are met.  Mr. Coley, along with the other independent directors, brings experience, oversight and expertise from outside the Company and industry, while the Chairman and Chief Executive Officer brings company and industry-specific experience and expertise.

Board Role in Risk Oversight

The Board of Directors takes an active role in overseeing risks related to the Company both as the full Board of Directors and through its committees.  The committees of the Board of Directors are primarily responsible for the oversight of risk as follows:  the Audit Committee has oversight over the financial reporting, accounting and internal control risks; the Compensation Committee oversees the Company’s executive compensation arrangements, including the identification and management of risks that may arise from the Company’s compensation policies and practices (see page 20 of this Proxy Statement for a more detailed discussion); the Finance Committee has oversight over market, liquidity, credit and interest rate risks, and acquisition and disposition plans; and the Corporate Governance Committee has oversight over corporate governance, including establishing practices and procedures that promote good governance and mitigate governance risk, and is also responsible for reviewing the performance of the Board of Directors and individual directors.  The Corporate Governance Committee also ensures that each committee of the Board of Directors engages in an annual performance self-evaluation based upon criteria and processes established by the Corporate Governance Committee. The Board of Directors has determined that the full Board is the most effective structure for the general oversight of risks. The Board of Directors also believes its oversight of risk is enhanced by its current leadership structure as discussed above.  The Chief Executive Officer who, in his role of Chairman, chairs regular meetings of the Board of Directors, is best able to understand, evaluate and raise critical business and other risks to the attention of the Board of Directors.  The Board of Directors receives regular reports from the committee chairs, as well as reports directly from officers of the Company to ensure it is apprised of risks, how these risks may relate to one another and how management is addressing these risks.

In addition, the Company conducts a periodic enterprise-wide assessment of risks. The risks considered as part of this assessment include those inherent in the Company’s business, as well as the risks from external sources such as competitors, the economy and credit markets, and regulatory and legislative developments.  A report is periodically presented to the Board of Directors by management and updates are provided as required. The objectives of the risk assessment process include (i) determining whether there are risks that require additional or higher priority mitigation efforts; (ii) developing a defined list of key risks to be shared with the Audit Committee, the Board of Directors and senior management; (iii) contributing to the development of internal audit plans; (iv) facilitating the NYSE governance requirement that the Audit Committee discuss policies around risk assessment and risk management; and (v) facilitating discussion of the risk factors to be included in Item 1A of the Company’s Annual Report on Form 10-K.

Shareholding Requirements and Stock Ownership Guidelines

The Board of Directors believes that directors and management should have a significant financial stake in the Company to align their interests with those of the Company’s shareholders. To this effect, the Board of Directors has established stock ownership guidelines that require non-employee directors and the Chief Executive Officer to own specified amounts of Company common stock.  In addition, awards of time vesting restricted stock and restricted stock units granted to the Named Executive Officers (as defined below under “Compensation Discussion and Analysis — Introduction” on page 14 of this Proxy Statement) other than the Chief Executive Officer are subject to shareholding requirements.  The shareholding requirements and stock ownership guidelines are further described below under “Stock Ownership Guidelines for Non-Employee Directors” on page 13 of this Proxy Statement and “Compensation Discussion and Analysis—Stock Ownership Guidelines” and “Compensation Discussion and Analysis — Shareholding Requirements” on page 31 of this Proxy Statement.

Board Meetings and Attendance

The Board of Directors held ten meetings during the fiscal year ended July 28, 2012. During fiscal 2012, all directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served during the period.  Attendance at the annual meeting of shareholders is expected of all directors as if it were a regular meeting. All of the directors attended the annual meeting of shareholders held on November 22, 2011.

Board Independence

In accordance with our Corporate Governance Guidelines, the Board of Directors monitors the independence of its members on an ongoing basis using standards set forth in the guidelines. The guidelines reflect the requirements set forth in the NYSE Corporate Governance listing standards. Under these standards, the Board of Directors has determined that each of the six non-management members of the Board of Directors, including the two non-management director nominees that are currently members of the Board of Directors), is independent and that such group constitutes a majority of the Board of Directors.  Mr. Nielsen, who serves as our President and Chief Executive Officer, is not independent.

Committees of the Board

The Board of Directors has the authority to appoint committees to perform certain management and administrative functions and currently has an Audit Committee, a Compensation Committee, a Corporate Governance Committee, an Executive Committee and a Finance Committee.

Audit Committee.  The Audit Committee met six times during fiscal 2012. The following directors are current members of the Audit Committee: Charles M. Brennan, III, Charles B. Coe, Stephen C. Coley and Patricia L. Higgins. The Board of Directors has determined that each of the members of the Audit Committee is independent within the meaning of the NYSE Corporate Governance listing standards and the Company’s Corporate Governance Guidelines. In addition, the Board of Directors has reviewed the qualifications and experience of each of the Audit Committee members and determined that all members of the Audit Committee are “financially literate” as defined by the NYSE listing standards. The Board of Directors has determined that the Chair of the Audit Committee, Charles M. Brennan, III, qualifies as an “audit committee financial expert” within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002, and has “accounting or related financial management expertise” within the meaning of the NYSE listing standards. The SEC has indicated that the designation of Mr. Brennan as an audit committee financial expert does not make him an “expert” for any purpose, impose any duties, obligations or liability that are greater than the duties, obligations or liability imposed as a member of the Audit Committee and the Board of Directors in the absence of such designation, or affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

The Audit Committee has responsibility for, among other things, assisting the Board of Directors in the oversight of:

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the quality and integrity of the Company’s financial statements and related disclosure, internal controls and financial reporting;

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the Company’s compliance with applicable legal and regulatory requirements;

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the independent auditor’s qualification, independence and performance;

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the performance of the Company’s internal audit function and control functions; and

•

approval of the fees paid to the Company’s independent auditors.

Compensation Committee.  The Compensation Committee met twelve times during fiscal 2012. The Compensation Committee currently consists of Thomas G. Baxter, Charles B. Coe and Patricia L. Higgins. The Board of Directors has determined that each of the members of the Compensation Committee is independent within the meaning of the NYSE Corporate Governance listing standards and our Corporate Governance Guidelines.

The Compensation Committee has responsibility for, among other things:

•

recommending to the Board of Directors the compensation of the directors;

•

determining the compensation of the Chief Executive Officer and approving the compensation of the other executive officers;

•

administering the Company’s equity-based and incentive compensation plans, policies and programs;

•

evaluating the risks and rewards associated with the Company’s overall compensation principles and structure;

•

reviewing and discussing with management the Company’s compensation discussion and analysis included in this Proxy Statement;

•

reviewing and recommending for approval by the Board of Directors (a) the Company’s recommendation with respect to the shareholder advisory vote on named executive officer compensation; and (b) the frequency of future shareholder advisory votes on named executive officer compensation; and

•

reviewing the results of the non-binding shareholder advisory vote on named executive officer compensation and considering whether to make any adjustments to the Company’s executive compensation policies and practices.

Pursuant to its charter, the Compensation Committee is empowered to hire outside advisors as it deems appropriate to assist it in the performance of its duties. The Compensation Committee has sole authority to retain or terminate any compensation consultants or advisors and to approve their fees. The Compensation Committee has engaged Compensation Strategies, Inc. (“Compensation Strategies”) as an independent executive compensation consulting firm to provide executive compensation consulting services to the Compensation Committee. In fiscal 2012, Compensation Strategies attended all twelve Compensation Committee meetings.

For additional discussion on the services provided by Compensation Strategies to the Compensation Committee, as well as the Compensation Committee’s role and the process and procedures for the consideration and determination of executive compensation, see “Executive Compensation — Compensation Discussion and Analysis” beginning on page 14 of this Proxy Statement and “Director Compensation — Compensation of Non-Employee Directors” beginning on page 46 of this Proxy Statement.

Corporate Governance Committee.  The Corporate Governance Committee met five times during fiscal 2012. The Corporate Governance Committee currently consists of Dwight B. Duke, Stephen C. Coley and Patricia L. Higgins. The Board of Directors has determined that each of the members of the Corporate Governance Committee is independent within the meaning of the NYSE Corporate Governance listing standards and our Corporate Governance Guidelines.

The Corporate Governance Committee has responsibility for, among other things:

•

recommending to the Board of Directors the director nominees for election by the Company’s shareholders, including those nominees that are recommended by shareholders in accordance with the procedures set forth below under the caption “— Director Candidates” on page 12 of this Proxy Statement;

•

recommending to the Board of Directors persons to fill vacancies on the Board of Directors;

•

recommending to the Board of Directors the appointment of officers of the Company;

•

periodically reviewing the number and functions of the five committees of the Board of Directors and recommending to the Board of Directors the appointment of its members to serve on the committees;

•

evaluating on an annual basis the performance of individual directors and the independence of outside directors;

•

evaluating the performance of the Chief Executive Officer on an annual basis and submitting its evaluation to the Compensation Committee;

•

reviewing management succession and development plans;

•

reviewing and making recommendations to the Board of Directors regarding proposals of shareholders that relate to corporate governance;

•

reviewing and recommending to the Board of Directors changes in the Company’s Articles of Incorporation and
By-laws;

•

reviewing and assessing the adequacy of the Company’s process of handling communications to and from directors;

•

establishing criteria and processes for, and lead the Board of Directors and each committee in, their respective annual self-evaluations; and

•

developing and monitoring compliance with a set of corporate governance guidelines.

Executive Committee.  The Executive Committee did not meet during fiscal 2012. The Executive Committee currently consists of Thomas G. Baxter, Charles M. Brennan, III and Steven E. Nielsen. The Executive Committee is empowered to act for the full Board of Directors during intervals between Board of Directors meetings, with the exception of certain matters that by law may not be delegated.

Finance Committee.  The Finance Committee met six times during fiscal 2012. The Finance Committee currently consists of Thomas G. Baxter, Charles M. Brennan, III and Charles B. Coe. The Finance Committee has responsibility for, among other things:

•

setting policy for short-term investments;

•

reviewing borrowing arrangements;

•

reviewing financial risk management strategies;

•

reviewing acquisition and disposition plans; and

•

recommending changes in the capital structure and operating budget of the Company.

Code of Ethics for Senior Financial Officers and Business Code of Conduct and Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers and a Business Code of Conduct and Ethics, each of which is a code of ethics as that term is defined in Item 406(b) of Regulation S-K of the Securities Act of 1933. The Code of Ethics for Senior Financial Officers applies to the Chief Executive Officer, Chief Financial Officer, Controller and other employees performing similar functions, including the Chief Accounting Officer. The Business Code of Conduct and Ethics applies to all directors, officers, managers and employees of the Company. The Code of Ethics for Senior Financial Officers and the Business Code of Conduct and Ethics reflects the Company’s expectation that its directors, officers and other employees conduct themselves with the highest standard of business ethics. The Company discloses amendments to, or a waiver from, provisions of the Code of Ethics for Senior Financial Officers and the Business Code of Conduct and Ethics by posting such information on the Company’s website at the address specified above.

Executive Sessions of Non-Management Directors

In accordance with the Company’s Corporate Governance Guidelines, non-management directors meet without management present at regularly scheduled executive sessions (at least quarterly). The lead non-management director, who is currently Stephen C. Coley, presides at such sessions.

Communications with the Board of Directors

The Board of Directors has adopted a formal process by which shareholders and other interested parties may communicate with one or more of the Company’s non-management directors, the non-management directors as a group, a committee of the Board of Directors or the full Board of Directors. Shareholders who wish to communicate with a director or director group should direct their communications in writing to:

Dycom Industries, Inc.

c/o Richard B. Vilsoet, Secretary

11770 U.S. Highway 1, Suite 101

Palm Beach Gardens, Florida 33408

Email:  corporatesecretary@dycominc.com

The Secretary of the Company has primary responsibility for monitoring director-related communications from shareholders and other interested parties and forwarding collected communications to the intended recipient provided they meet certain criteria. In general, communications are forwarded to the intended director or director group as long as the communications do not relate to ordinary business, legal or administrative matters or other non-substantive or inappropriate matters further described in the Company’s Internal Process for Handling Communications to and from Directors. All concerns and complaints regarding violations of the Business Code of Conduct and Ethics or Code of Ethics for Senior Financial Officers will be referred to the Audit Committee in accordance with the Company’s Whistleblower Policy and Procedures. All concerns and complaints relating to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee. Each of the Internal Process for Handling Communications to and from Directors and the Whistleblower Policy and Procedures are available on the Company’s website at www.dycomind.com.

Director Candidates

Pursuant to its charter and the Company’s Corporate Governance Guidelines, the Corporate Governance Committee is responsible for recommending to the Board of Directors the director nominees for election by shareholders of the Company, including those nominees that are recommended by shareholders in accordance with the procedures set forth in the Company’s By-laws and applicable law. The process followed by the Corporate Governance Committee to identify and evaluate director candidates includes requesting from directors and others recommendations for director candidates, engaging third-party search firms, meeting from time-to-time to evaluate biographical information and background materials relating to potential candidates, and interviewing of selected candidates by members of the Corporate Governance Committee and the Board of Directors.

The Board of Directors and the Corporate Governance Committee believe that the Board of Directors’ membership should reflect the diversity of experience, background, skills, geography and gender required to meet its corporate governance, oversight and advisory functions in a way that is in the best interest of shareholders. This includes ensuring that the Board of Directors has the expertise required to fulfill all of its legal and regulatory requirements, including the requirements for each of its committees.  Accordingly, in considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees, the Corporate Governance Committee will consider numerous attributes, including those described above, as well as the candidate’s integrity, business acumen, knowledge of the Company’s business and industry and experience that will complement the current members of the Board of Directors. The Corporate Governance Committee will also assess whether there is any conflict of interest with respect to the Company and the director nominee. The Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for a prospective nominee. The Corporate Governance Committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of background, experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities and operate effectively.

The Corporate Governance Committee considers director nominee candidates from many sources, including shareholders. If a shareholder wishes to recommend a nominee for director, written notice should be sent to the Secretary of the Company in accordance with the instructions set forth later in this Proxy Statement under “Additional Information — Proposals for Year 2013 Annual Meeting of Shareholders.” The Corporate Governance Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stock Ownership Guidelines for Non-Employee Directors

The Board of Directors has established stock ownership guidelines that require each non-employee director to beneficially own shares of Company common stock representing at least five times the annual retainer fee paid to non-employee directors at the time the guidelines were adopted.  The Company believes that these guidelines further align the interests of directors with those of shareholders.  Please see “Compensation Discussion and Analysis—Stock Ownership Guidelines” on page 31 of this Proxy Statement for additional information regarding the guidelines.

Compensation Committee Interlocks and Insider Participation

Thomas G. Baxter, Charles B. Coe and Patricia L. Higgins are members of the Compensation Committee. No member of the Compensation Committee is a current or former officer or employee of the Company. In addition, there are no compensation committee interlocks between the Company and other entities involving the Company’s executive officers and the Company’s Board members who serve as executive officers of those other entities.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

The Compensation Committee of the Board of Directors (the “Compensation Committee”) is responsible for establishing the Company’s overall executive compensation philosophy and overseeing the Company’s executive compensation program in accordance with its charter.  This charter is available on the Company’s website at www.dycomind.com.  The Board of Directors has determined that each member of the Compensation Committee is “independent” within the meaning of the New York Stock Exchange corporate governance listing standards and the Company’s Corporate Governance Guidelines.

This Compensation Discussion and Analysis discusses the Company’s executive compensation program and the rationale and factors considered in making the Company’s fiscal 2012 compensation decisions, including:

•

fiscal 2012 financial highlights;

•

Compensation Committee actions with respect to the executive compensation program;

•

the general compensation principles and objectives of the executive compensation program;

•

the material elements of the executive compensation program and the process the Compensation Committee uses for making executive compensation decisions; and

•

information about the fiscal 2012 compensation of the following executive officers (the “Named Executive Officers”):

•

Steven E. Nielsen, President and Chief Executive Officer;

•

H. Andrew DeFerrari, Senior Vice President, Chief Financial Officer and Treasurer;

•

Timothy R. Estes, Executive Vice President and Chief Operating Officer; and

•

Richard B. Vilsoet, Vice President, General Counsel and Secretary.

Executive Summary—2012 Overview

Fiscal 2012 Company Performance.  Fiscal 2012 was a year of continued strong financial performance for the Company.  The Company showed significant year-over-year growth in several key financial benchmarks, as set forth in the table below:

	Fiscal 2012	Fiscal 2011(1)(2)	Change (%)
	(Dollars in thousands, except per share amounts)

Contract revenues	$1,201,119	$1,035,868	+16%
Income before income taxes (excluding, for fiscal 2011, loss on debt extinguishment)	$64,561	$36,779	+76%
Net income (excluding, for fiscal 2011, loss on debt extinguishment)	$39,378	$21,362	+84%
Earnings per common share (diluted) (excluding, for fiscal 2011, loss on debt extinguishment)	$1.14	$0.60	+90%

(1)

For fiscal 2011, income before income taxes, net income and earnings per common share (diluted) exclude loss on debt extinguishment and are, therefore, non-GAAP financial measures.  On a GAAP basis, income before income taxes, net income and earnings per common share (diluted) for fiscal 2011 were $28.5 million, $16.1 million and $0.45 per share, respectively. The non-GAAP amounts exclude the $8.3 million loss on debt extinguishment ($5.3 million on an after-tax basis) in connection with the Company’s refinancing of $135.35 million outstanding aggregate principal amount of its 8.125% senior subordinated notes due 2015 with $187.5 million aggregate principal amount of newly issued 7.125% senior subordinated notes due 2021.

(2)

Includes the results of Communication Services, Inc. and NeoCom Solutions, Inc. since their acquisition dates of November 2010 and December 2010, respectively.

The Company’s financial performance for fiscal 2012 continued to compare favorably relative to its Peer Group identified under “Role of Compensation Consultant and Competitive Market Positioning” on page 18 of this Proxy Statement.  Based upon data provided by the Company’s independent compensation consultant, the Company’s annual growth in diluted earnings per common share was at the 94th percentile of the Peer Group, the Company’s annual growth in net income was at the 93rd percentile of the Peer Group, and the Company’s annual growth in contract revenues was at the 60th percentile of the Peer Group. 1

The Company’s stock price also appreciated during fiscal 2012, showing an increase of approximately 4% year-over-year.  According to data provided by the Company’s independent compensation consultant, the Company’s total shareholder return, or “TSR” (defined as stock appreciation and dividends paid for fiscal 2012) was at the 70th percentile of the Peer Group.1

2011 Say-On-Pay Advisory Vote Results.  In November 2011, the Company held its initial shareholder advisory “say-on-pay” vote on the executive compensation program as set forth in the Company’s 2011 Proxy Statement.  Over 84% of the votes cast on the say-on-pay proposal were in favor of the program.  These results demonstrate a high degree of shareholder support for the executive compensation program, and, accordingly, the Company did not modify the program for fiscal 2012 in response to the results of such vote.  However, as described below under “Compensation Practices and Governance”, since the end of fiscal 2011, the Company took a number of actions to ensure that the program remained aligned with market practices.

In November 2011, the Company also held its initial shareholder advisory vote on the frequency of future say-on-pay votes.  Consistent with the recommendation of the Company’s Board of Directors, over 87% of votes cast were in favor of holding future say-on-pay votes annually.  The Company intends to hold future say-on-pay votes annually until the next say-on-pay frequency vote, which, in accordance with applicable law, will occur no later than the Company’s 2017 annual general meeting of shareholders.

CEO Pay Is Aligned with Performance.  Pay for performance is a key component of the Company’s executive compensation philosophy.  The Company’s executive compensation program has been structured to align the compensation of the Named Executive Officers, including the Chief Executive Officer, with the interests of the Company’s shareholders by linking a substantial portion of the compensation of the Named Executive Officers with the Company’s performance.  While the program includes a fixed annual base salary designed to attract, retain and motivate Named Executive Officers, it also places a substantial amount of total executive compensation “at risk” based on the performance of the Company and the executive through annual cash incentive and equity-based compensation awards.  See “Pay for Performance” on page 20 of this Proxy Statement for a chart illustrating the mix of “at-risk” performance-based compensation for the Named Executive Officers, including the Chief Executive Officer, for fiscal 2012.  As set forth in the chart, for fiscal 2012, at-risk performance-based compensation represented approximately 65% of target total direct compensation (i.e., base salary, target annual cash incentive awards and the grant date fair value of target equity-based incentive awards) for the Chief Executive Officer.

As discussed below, annual cash incentive awards under the Company’s annual incentive plan and the performance vesting restricted stock units under the Company’s 2003 Long-Term Incentive Plan are performance-based awards and represent “at-risk” compensation because minimum levels of performance against the Company’s strategic goals and operating plans must be attained in order for any payout to occur.  Similarly, the stock option awards under the 2003 Long-Term Incentive Plan are performance-based and “at-risk” because the stock price at exercise must exceed the original fair market value price at date of grant in order to provide any value.

1   For comparative purposes, Dycom’s financial results for fiscal 2012 are compared to the financial results of the companies in the Peer Group based on the four most recent fiscal quarters for which financial results were publicly available as of September 30, 2012.

Compensation Practices and Governance.  The Company seeks to implement and maintain sound compensation governance practices to ensure adherence to its pay for performance philosophy while appropriately managing risk and aligning the Company’s executive compensation program with the financial interests of the Company’s shareholders.  The Compensation Committee continually reviews the executive compensation program  and may, from time to time, modify certain aspects of the program to ensure that it remains aligned with the interests of the Company’s shareholders.  In connection with this review, the Compensation Committee took the following actions since the end of fiscal 2011, each as discussed in greater detail below:

•

In May 2012 and October 2012, respectively, the Company entered into new employment agreements with Mr. Nielsen and Mr. Estes because the existing agreements for Mr. Nielsen and Mr. Estes were scheduled to expire in accordance with their respective terms.  In these new agreements, the Compensation Committee eliminated the “golden parachute” excise tax gross-up provisions included in the prior agreements.  The new agreements provide that severance benefits will be reduced to an amount that will not trigger the golden parachute excise tax, unless the net benefit provided to the executive after the excise tax is paid would be greater than such amount.  The executive is solely responsible for paying any excise taxes that may be due.  The Compensation Committee also eliminated Mr. Nielsen’s and Mr. Estes’s right to resign for “good reason” during the 30-day period commencing on the first anniversary of a change of control of the Company (a “walk away right”).  The Company does not have any employment agreements that provide for a golden parachute excise tax gross-up or a walk away right.

•

Each year, the Compensation Committee reviews the Company’s annual incentive plan and sets performance measures which reflect the Compensation Committee’s assessment of the Company’s earnings potential and the general economic environment.  Accordingly, performance measures may vary from year to year in order to ensure that an appropriate base level of performance is achieved before any award is paid out.  In October 2011, the Compensation Committee performed such a review and realigned several performance measures under the first component of the plan. As a result, each of Mr. Nielsen’s and Mr. Estes’s fiscal 2012 annual incentive award was approximately 23% lower than his fiscal 2011 award despite significant improvements in the Company’s year-over-year financial performance.

•

Each year, the Compensation Committee reviews the components of the long-term equity awards to ensure that those awards are consistent with the Compensation Committee’s objectives regarding management retention, dilution, and other factors.  Accordingly, for awards to the Chief Executive Officer and the Chief Operating Officer, the allocation among performance vesting restricted stock units, stock options and time vesting restricted stock units may be adjusted from time to time and, as a result, may differ from year to year.  In October 2011, the Compensation Committee reviewed the allocation among performance vesting restricted stock units, stock options and time vesting restricted stock units for long-term equity awards granted to the Chief Executive Officer and the Chief Operating Officer.  Upon review, the Compensation Committee determined that, for fiscal 2012, a 40%, 40% and 20% allocation among performance vesting restricted stock units, stock options and time vesting restricted stock units was appropriate for long-term equity awards granted to the Chief Executive Officer and the Chief Operating Officer.  By comparison, the respective allocation made for fiscal 2011 among the three foregoing types of awards was 20%, 60% and 20%.  The Compensation Committee believes that the revised allocation, including a greater allocation of performance vesting restricted stock units, appropriately increases focus on the Company’s long-term financial performance in an improving economic environment (without sacrificing the retention element of long-term equity-based compensation) and will also result in decreased shareholder dilution.

•

Each year, the Compensation Committee also reviews the components of the long-term equity awards to be granted to Named Executive Officers other than the Chief Executive Officer and the Chief Operating Officer for consistency with the objectives set forth above.  As a result, this allocation is also subject to change from time to time.  In connection with the assessment that performance vesting restricted stock units were better suited to retaining executive officers and rewarding their contributions to Company performance, in December 2011, fiscal 2012 equity awards made to Named Executive Officers, other than the Chief Executive Officer and the Chief Operating Officer, included performance vesting restricted stock units and time vesting restricted stock units only, and stock options were not granted.  This represented a change from the prior three fiscal years where stock options where granted in lieu of performance vesting restricted stock units to these officers.

•

For fiscal 2012, based upon a review of market compensation levels for comparable positions in the Peer Group and in the general market, the Compensation Committee increased the base salary of each Named Executive Officer in an amount ranging from 3.0% to 7.65% of such Named Executive Officer’s base salary.  This followed a freeze of base salary levels in fiscal 2011.

•

In September 2011, the Company amended the Company’s 2003 Long-Term Incentive Plan to (i) provide for a three-year minimum vesting period for stock options and stock appreciation rights (in addition to restricted stock units) and (ii) prohibit the buyout of underwater options for cash or other types of consideration without the approval of shareholders.

•

In October 2012, the Compensation Committee adopted, subject to shareholder approval, the Dycom Industries, Inc. 2012 Long-Term Incentive Plan.  The 2012 Long-Term Incentive Plan provides for the grant of equity-based compensation to executive officers and other employees of the Company, and is an integral part of the Company’s pay-for-performance compensation philosophy.  The terms of the 2012 Long-Term Incentive Plan are described in detail in Proposal 2 on page 53 of this Proxy Statement.

•

The Compensation Committee reviewed the Company’s overall compensation program and reconfirmed its belief that it does not motivate employees to take inappropriate risks.

•

The Company reconfirmed its practice of paying change of control benefits to Named Executive Officers (including accelerated vesting of outstanding equity awards) only if both a change of control occurs and an executive’s employment is terminated under certain circumstances.

•

The Compensation Committee provides limited executive perquisites.  Those perquisties consist solely of company-matching contributions to the Company’s 401(k) retirement plan, which are generally available to all participants.  Additionally, except with respect to Mr. Nielsen, the Company pays the premium cost for group term life insurance and long-term disability on behalf of the Named Executive Officers.

Compensation Principles and Objectives

The Company’s executive compensation program is designed to promote the long-term success of the Company and to increase shareholder value.  It rewards executive officers who contribute to the Company’s sustained growth and successful attainment of strategic goals and operating plans with total direct compensation that is comparable to those companies with which the Company competes for executive talent.  The executive compensation program has been designed to:

•

attract, motivate and retain high-quality executives;

•

align the financial interests of those executives with the financial interests of the Company’s shareholders;

•

reward performance that supports the Company’s business goals and enhances long-term shareholder returns;

•

promote a culture of Company ownership; and

•

mitigate excessive risk-taking.

To accomplish the objectives set forth above, the Compensation Committee has structured the executive compensation program to include the following elements:

•

base salaries, which attract and retain executives and compensate them for performing day-to-day responsibilities;

•

annual cash incentives, which hold executives accountable for annual performance, align executives’ interests with those of shareholders and focus executives on generating revenues, operating earnings and cash flow; and

•

long-term equity-based incentives, which align executives’ interests with those of shareholders, hold executives accountable for long-term performance and encourage ownership of Company common stock.

As discussed below, overall levels of executive compensation are established based on an assessment of the Company’s performance as a whole.  Individual executive compensation is determined based on an assessment of the experience and performance of the Named Executive Officer, as well as the compensation levels of comparable positions in the Peer Group.  Variation in compensation among the Named Executive Officers reflects the different roles, responsibilities, and performance of the Named Executive Officers, as well as their relative value in relation to comparable positions in the Peer Group, with which the Company competes for talent.  In setting the compensation of the Chief Executive Officer, the Compensation Committee applies the same principles that it applies in setting the compensation of other Named Executive Officers such that target total direct compensation is consistent with the principles and objectives of the executive compensation program and, at the same time, competitive with that of other chief executive officers in the Peer Group.

Role of the Compensation Committee

The Compensation Committee participates in the design of the executive compensation program and is responsible for adopting and periodically reviewing the Company’s executive compensation philosophy, strategy and principles, and overseeing the administration of the program.  In addition, the Compensation Committee annually reviews the performance of the Named Executive Officers and approves their compensation.  Decisions with respect to determining the amount or form of compensation for the Named Executive Officers are made by the Compensation Committee in accordance with the methodology described below.

To assist the Compensation Committee in making its compensation decisions, management prepares detailed information for certain of the Compensation Committee meetings, which indicates, among other things, the base salary and compensation payouts, both cash and equity, under the Company’s incentive plans over an extended period of time.  This information also presents the potential payments to each Named Executive Officer under various performance scenarios.  The overall purpose of this information is to present, in a unified fashion, all of the elements of actual and potential future compensation that may be payable to the Named Executive Officers.  This information assists the Compensation Committee in analyzing the individual elements of compensation (including the compensation mix) and the total amount of actual and potential future compensation for a particular performance year.

The Compensation Committee also reviews information regarding the Peer Group, as well as other compensation data, which has been provided by the Committee’s independent compensation consultant, as described below.  The Compensation Committee considers the following factors in setting the target total direct compensation for each Named Executive Officer:

•

the individual responsibilities, experience and achievements of the Named Executive Officers and their potential contributions to Company performance;

•

recommendations from senior management (other than for the Chief Executive Officer); and

•

whether the components of a Named Executive Officer’s compensation align with the executive compensation program’s overall objectives.

In addition to its responsibilities with respect to executive compensation, the Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the form and amount of compensation of the Company’s non-employee directors.

The Compensation Committee retains the flexibility to set target total direct compensation levels for the Named Executive Officers at, above or below the median of comparable positions in the Peer Group to recognize factors such as market conditions, job responsibilities, performance, experience, skill sets, and ongoing or potential contributions to the Company.

Role of Compensation Consultant and Competitive Market Positioning

The Compensation Committee possesses the authority under its charter to hire outside advisors to provide the Compensation Committee with information as needed in making compensation decisions.  Typically, the Compensation Committee engages an independent compensation consultant to conduct a competitive market positioning review no less than once every two years for the Named Executive Officers.  The Compensation Committee retained Compensation Strategies, Inc. to advise it in connection with setting compensation for the Named Executive Officers for fiscal 2012.  The decisions with respect to determining the amount or form of compensation under the Company’s executive compensation program are made by the Compensation Committee and reflect judgments by the Compensation Committee based in part on the information and advice provided by Compensation Strategies.

The Company’s executive compensation program seeks to provide a mix of target total direct compensation that is aligned with the program’s pay for performance principles and is competitive with compensation provided by a peer group of selected publicly-traded companies.  In determining executive compensation, the Compensation Committee considers a number of factors, including peer group data and each Named Executive Officer’s performance and experience.  For fiscal 2011, Compensation Strategies provided market compensation data based on a peer group (the “Peer Group”) consisting of the following 22 companies from the specialty construction and engineering services industry:

Chicago Bridge & Iron Company N.V.

Comfort Systems USA, Inc.

Emcor Group Inc.

Exterran Holdings, Inc.

Foster Wheeler AG

Global Industries Ltd.

Granite Construction, Inc.

Insituform Technologies, Inc.

Integrated Electrical Services, Inc.

MasTec, Inc.

Matrix Service Company

McDermott International, Inc.

Michael Baker Corporation

MYR Group, Inc.

Pike Electric Corporation

Primoris Services Corp.

Quanta Services, Inc.

Shaw Group Inc.

Team, Inc.

Tetra Tech, Inc.

Tutor Perini Corporation

Willbros Group, Inc.

These companies were selected because they represent a group of companies with which the Company competes for executive talent.  Market data for the Peer Group was size-adjusted using a common statistical technique called “regression analysis” to remove significant swings between raw data points, and to construct market pay levels commensurate with the Company’s revenues. As discussed below, the Compensation Committee used this data to help set executive compensation and evaluate the Company’s annual cash incentive and equity-based compensation mix and levels for fiscal 2012 based on then-current compensation practices and trends.  The Compensation Committee, together with its independent compensation consultant, periodically reviews the composition of the Peer Group and, if appropriate, updates the Peer Group based on available market data to ensure continued relevancy and account for business-related changes that may occur.

For fiscal 2012, the Compensation Committee established compensation targets for the Named Executive Officers by utilizing the prior year’s compensation amounts, generally adjusting base salaries and other compensation components to reflect general market changes in executive compensation, including expected movements in market compensation levels in reaction to then-current economic conditions and changes in the regulatory environment based on a variety of third-party industry sources, as well as Compensation Strategies’ own proprietary information.  This approach is taken in years that the Compensation Committee does not commission a competitive market positioning review.  In addition, in October 2011, Compensation Strategies also reviewed the Company’s long-term incentive plan and equity award practices, as well as the Chief Executive Officer’s and Chief Operating Officer’s annual cash incentive award opportunities and performance vesting restricted stock unit award structures, and provided advice to the Compensation Committee.

For fiscal 2013, Global Industries Ltd. will be removed from the Peer Group due to its acquisition by Technip SA and, due to an internal reorganization, Insituform Technologies, Inc. and its former direct subsidiaries became direct subsidiaries of a new holding company, Aegion Corporation, which will replace Insituform Technologies, Inc. in the Peer Group.

Compensation Strategies provides services to the Compensation Committee related to executive compensation matters only and does not provide any other services to the Company.  Accordingly, for fiscal 2012, the aggregate amount of fees for additional services provided by Compensation Strategies did not exceed $120,000.

Role of Executive Officers

The Chief Executive Officer, in consultation with the Compensation Committee, establishes the strategic direction of the Company’s executive compensation program.  In the first quarter of each fiscal year, the Chief Executive Officer meets with the Compensation Committee to discuss the prior year financial results and to evaluate and assess the performance of the other Named Executive Officers.  This assessment, together with the Compensation Committee’s own judgment, taking into account the results of the most recent competitive market positioning review, is used to evaluate the individual performance and compensation of those Named Executive Officers.  The Compensation Committee is solely responsible for evaluating the Chief Executive Officer’s performance and setting the level and components of his compensation.  The Chief Executive Officer is not present when the Compensation Committee discusses and determines his compensation.

Pay for Performance

The executive compensation program is designed to ensure a strong pay-for-performance philosophy.  Consistent with the objectives and principles of the executive compensation program, the program places a substantial amount of total executive compensation “at risk” based on the performance of the Company and the executive through the annual cash incentive program and equity-based compensation awards granted under the Company’s 2003 Long-Term Incentive Plan.

The following charts illustrate the mix of “at-risk” performance-based compensation for the Chief Executive Officer and the other Named Executive Officers for fiscal 2012 as a percentage of target total direct compensation:

CEO
25%
27%
8%
18%
22%
Pay at Risk 65%
All Other NEO's
12%
33%
26%
10%
19%
Pay at Risk 57%
Base Salary
Time Restricted Units
Target Cash Incentive
Performance Restricted Units
Stock Options

Target total direct compensation comprises base salary, target annual cash incentive awards and the grant date fair value of target equity-based incentive awards.  For target amounts of annual cash incentive awards and equity-based incentive awards, see the Grant of Plan-Based Awards Table on page 34 of this Proxy Statement.  The target percentage of base salary for purposes of the annual cash incentive award for Mr. Nielsen is 85% of base salary and, for Mr. Estes, 70% of base salary.  The equity-based incentive awards included stock options, time vesting restricted stock units and performance vesting restricted stock units for Mr. Nielsen and Mr. Estes.  The targeted annual cash incentive award range for Mr. DeFerrari and Mr. Vilsoet is 20% to 75% of base salary.  For fiscal 2012, the equity-based incentive awards for Mr. DeFerrari and Mr. Vilsoet included only performance vesting restricted stock units and time vesting restricted stock units.

Consistent with the Company’s adherence to its pay for performance philosophy, Mr. Nielsen and Mr. Estes received a greater percentage of performance-based compensation than the other Named Executive Officers in order to reflect their relative significance in influencing the operations and performance of the Company.

Compensation and Risk

In addition to determining the compensation for the Named Executive Officers, the Compensation Committee evaluates risks and rewards associated with the Company’s overall compensation principles and structure.  Management and the Compensation Committee discuss those practices that identify and mitigate potential risks, as necessary.  With respect to the elements of compensation:

•

Base salary provides a fixed level of compensation irrespective of Company performance and therefore does not encourage risk-taking.

•

Annual cash incentives are designed to reward achievement of short-term performance objectives.  Undue risk is mitigated through a combination of plan design which places a cap on the maximum annual cash incentive available to the Chief Executive Officer and the Chief Operating Officer, and policies of the Compensation Committee and management that place a cap on the maximum annual cash incentive awards that may be paid to the other Named Executive Officers.

•

Long-term equity-based compensation is administered in a number of ways to mitigate risk.  Specifically, the executive compensation program is designed to deliver a significant portion of an executive’s compensation in the form of long-term incentive opportunities which focuses the executive on maximizing long-term shareholder value and overall financial performance.  Performance vesting restricted stock units are only paid out if the Company achieves certain pre-established performance goals that are important drivers of long-term performance, and the maximum number of performance units that may be paid out with respect to an annual performance period or a three-year performance period is capped.  In addition, the Company has established stock ownership guidelines for the Chief Executive Officer and non-employee directors, and also has shareholding requirements for the Named Executive Officers, other than the Chief Executive Officer, with respect to time vesting equity awards granted under the Company’s long-term incentive plan as described on page 31 of this Proxy Statement.  Named Executive Officers must also obtain approval from the Company’s General Counsel before the purchase or sale of any shares, including those contemplated during any window of time where trading is permitted.  Requiring approval ensures that executives are unable to use non-public information for personal benefit.

The Compensation Committee reviewed and discussed the findings of this risk assessment with management and believes that the Company’s compensation program does not motivate employees to take risks that are reasonably likely to have a material adverse effect on the Company.

Major Compensation Components of the Executive Compensation Program and Analysis of Fiscal 2012 Compensation Decisions

In order to achieve its objectives, the Compensation Committee has designed the executive compensation program for the Named Executive Officers to utilize three major compensation components:

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base salary;

•

annual cash incentives; and

•

long-term equity-based incentives.

The Compensation Committee considers each compensation component individually and all compensation components in the aggregate when making decisions regarding amounts that may be awarded under each of the other compensation components.

Annual Base Salaries.  Named Executive Officers are provided with a base salary which recognizes the value of the executive’s skills, experience, prior record of achievement, and importance to the Company.  Base salary levels are intentionally set to attract quality executives, to provide a fixed base of cash compensation, and to recognize the challenges and varied skill requirements of different positions.

Base salaries are reviewed annually and from time to time in connection with a promotion or other change in responsibility.  The Chief Executive Officer submits written base salary recommendations to the Compensation Committee for the other Named Executive Officers.  In making his recommendation, the Chief Executive Officer reviews each executive’s performance, market compensation levels for comparable positions, the executive’s potential attractiveness to other companies, and the overall financial health and performance of the Company.  The Compensation Committee reviews the Chief Executive Officer’s recommendations, and together with its own judgments, sets actual base salaries relative to the recommendations.  Periodically, the Compensation Committee utilizes a formal study of market compensation levels prepared by its independent compensation consultant in order to evaluate the executives’ base salaries and the Chief Executive Officer’s recommendations.

The Compensation Committee directly sets the base salary for the Chief Executive Officer.  In so doing, the Committee reviews the performance of the Chief Executive Officer, market compensation levels as set forth in the independent compensation consultant’s most recent study and other relevant information.  In addition, the Committee reviews the results of any assessment of the Chief Executive Officer’s performance resulting from a formal survey of all of the Company’s directors which is conducted from time to time and informal communications from any of the Company’s directors.

For fiscal 2012, based upon a review of market compensation levels for comparable positions in the Peer Group and in the general market, the Compensation Committee increased the base salary of each Named Executive Officer in an amount ranging from 3.0% to 7.65% of such Named Executive Officer’s base salary.  This followed a freeze of base salary levels in fiscal 2011.  The Compensation Committee believes that these increases were in line with the Peer Group and current market practices.  The base salary of each Named Executive Officer is set forth in the “Salary” column of the Summary Compensation Table on page 33 of this Proxy Statement.

Annual Cash Incentives.  Named Executive Officers are provided annual cash incentive award opportunities to recognize and reward individual performance that meaningfully enhances the operations of the Company during a fiscal year.  Awards are designed to communicate to executives that good performance is recognized and valued.  Furthermore, the Company believes annual cash incentive awards strongly encourage executives to continuously improve their efforts to deliver annual results that are aligned with the Company’s long-term goals.

Annual Cash Incentive Awards — Named Executive Officers other than Chief Executive Officer and Chief Operating Officer.  Each fiscal year, the Chief Executive Officer prepares a written report to the Compensation Committee recommending annual cash incentive awards for each of the other Named Executive Officers, other than the Chief Operating Officer.  References under this subheading to other Named Executive Officers exclude the Chief Executive Officer and the Chief Operating Officer.  The Chief Executive Officer’s recommendations result from a two-step analysis.  First, the overall financial performance of the Company is evaluated in order to determine the appropriate level of total annual cash incentive awards for all eligible employees, including the other Named Executive Officers.  Second, the Chief Executive Officer evaluates the individual performance of the other Named Executive Officers against ranges of annual award opportunities that were established at the beginning of the fiscal year and correspond to minimum and maximum percentages of base salary.  The purpose of this process is to ensure that individual awards reflect an appropriate balance between the overall financial performance of the Company and the individual executive’s performance.  Maximum annual cash incentive awards to the other Named Executive Officers are capped at 75% of base salary.

The Chief Executive Officer presents his evaluation of the individual performance of the other Named Executive Officers and his recommendations regarding the annual cash incentive compensation for each of those officers to the Compensation Committee.  Within the overall context of the financial performance of the Company, this evaluation has elements of subjectivity and depends on an overall analysis of the effectiveness of the individual executive and his or her ability to meet Company expectations.  The Compensation Committee then conducts its own deliberations and approves the final annual cash incentive award, if any.  Any cash incentives resulting from this process are discretionary and subjectively determined.

After discussing the recommendations of the Chief Executive Officer, the Compensation Committee approved the fiscal 2012 awards for Mr. DeFerrari and Mr. Vilsoet in August 2012.  As a result of the Company’s strong financial performance in fiscal 2012 and the individual performances of Mr. DeFerrari and Mr. Vilsoet, the annual cash incentive awards paid to Mr. DeFerrari and Mr. Vilsoet were 47.5% of their respective fiscal 2012 base salaries, as compared to 50% of their respective base salaries for fiscal 2011, and are set forth in the “Bonus” column of the Summary Compensation Table on page 33 of this Proxy Statement.  Mr. DeFerrari’s annual cash incentive award reflected his continued solid financial leadership.  Mr. Vilsoet’s annual cash incentive award reflected the expansion of his efforts into a number of human resources areas and continued contributions to the reduction of the Company’s legal expenses.  Annual cash incentive award payments will be made in October 2012, following the conclusion of the Company’s financial statement audit.

Annual Incentive Plan — Chief Executive Officer and Chief Operating Officer.  Annual cash incentive awards for the Chief Executive Officer and the Chief Operating Officer are determined under the Company’s annual incentive plan.  Incentive compensation under the plan is determined based upon performance measures that are established by the Compensation Committee within 90 days of the beginning of each fiscal year in order to qualify such compensation as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code.  In October 2011, the Compensation Committee established the fiscal 2012 performance goals under the plan.  The Chief Executive Officer’s and Chief Operating Officer’s annual incentive plan compensation may be reduced (but not increased) by the Compensation Committee through the exercise of its discretion.  Compensation paid under the annual incentive plan is designed to be “at-risk” based on the performance of the Company and accordingly, has exhibited significant variability from year to year.  For the 2010-2012 fiscal year period, the payout to the Chief Executive Officer has been approximately 20%, 163% and 122% of base salary, respectively, and the payout ratio for the Chief Operating Officer has been approximately 24%, 134% and 100% of base salary, respectively.

For fiscal 2012, the award opportunity under the annual incentive plan comprised two components:

•

First Component:   This component is based on the operating earnings, contract revenues and cash flows of the Company.

•

Second Component:   This component is based on the operating earnings and contract revenues of the Company coupled with achievement of certain non-financial performance measures that are important to the Company’s longer-term financial success.

As described below, for fiscal 2012, the Compensation Committee realigned several performance measures under the first component of the plan to better reflect the Company’s earnings potential and the Compensation Committee’s assessment of the general economic environment.  The performance measures established by the Compensation Committee under the second component, the target percentage of base salary, and the total award caps were, in each case, the same as those established by the Compensation Committee for Mr. Nielsen and Mr. Estes for fiscal 2011.  At the time the Compensation Committee determined the performance criteria for fiscal 2012, it capped the maximum award under the annual incentive plan to Mr. Nielsen at 170% of his base salary and Mr. Estes at 140% of his base salary, which were the same as fiscal 2011.  In addition, each of the two components of the plan was subject to a total award cap as described below.  The amount earned under each of the components may be reduced at the discretion of the Compensation Committee.  The two components of the annual incentive plan are described in more detail below.

For fiscal 2012, the range of potential payouts and the actual amounts awarded under the annual incentive plan were as follows:

					Actual Award as a Percentage of Base Salary

	Target Percentage of Base Salary	Range of Potential Payout		Actual Award
Name		Minimum	Maximum
Steven E. Nielsen	85%	$0	$1,313,250	$941,868	122%
Timothy R. Estes	70%	$0	$739,025	$528,346	100%

First Component of Annual Incentive Plan

The performance measures established by the Compensation Committee for the first component of the annual incentive plan for fiscal 2012 applied a pre-established payout ratio to the Company’s operating earnings (before asset impairments, annual incentive plan compensation and amounts associated with the extinguishment of debt or termination of debt agreements) above a threshold percentage (2.0%) of contract revenues.  The payout percentage varies as a function of the Company’s cash flow ratio, which was measured as the ratio of operating cash flow to net income (before asset impairments, annual incentive plan compensation and amounts associated with the extinguishment of debt or termination of debt agreements).  Each year, the Compensation Committee reviews each of the elements included in the annual incentive plan (including, but not limited to, the threshold percentage of contract revenues and the payout percentages for awards) and sets performance measures which reflect the Compensation Committee’s assessment of the Company’s earnings potential and the general economic environment.  Accordingly, performance measures may vary from year to year in order to ensure that an appropriate base level of performance is achieved before any award is paid out.  This review also ensures that the annual incentive plan performs as designed and incents superior performance aligned with achieving the Company’s strategic goals and operating plans.

In October 2011, the Compensation Committee performed such a review and realigned several performance measures under the first component of the plan.  Following this review, for fiscal 2012, the Compensation Committee decided to (i) set the threshold percentage of contract revenues for awards made under this component at 2.0%, compared to 1.0% for fiscal 2011 and (ii) set the pre-established payout percentage of eligible operating earnings above threshold contract revenues at levels lower than those established for fiscal 2011.  The Compensation Committee believed that these performance measures would continue to incent the achievement of superior performance and appropriately align pay and performance under the plan.  As a result, each of Mr. Nielsen’s and Mr. Estes’s fiscal 2012 incentive award was approximately 23% lower than his fiscal 2011 award despite significant improvements in the Company’s year-over-year financial performance.

The range of pre-established payout percentage was as follows:

Cash Flow Ratio	Pre-established Payout Percentage of Eligible Operating Earnings Above Threshold Contract Revenues
	Steven E. Nielsen	Timothy R. Estes

less than 1.00	1.20%	.80%
1.00 to 1.49	1.40%	.85%
1.50 to 2.00	1.55%	.90%
greater than 2.00	2.05%	1.20%

Results between 1.00 and 2.00 are interpolated between the nearest two percentages based on the actual cash flow ratio achieved rather than the “stepped” approach applied to such percentages in prior fiscal years.  The use of a threshold amount ensured that the Company’s performance exceeded a pre-established level before any award was earned by the Chief Executive Officer or the Chief Operating Officer.  Thus, under this component of the plan, no incentive is earned unless this base level of annual performance has been achieved.  The reliance on cash flow and earnings measures in determining the payout amount reflects the importance to the Company of both operating margins and cash flows.

As designed, the fiscal 2012 performance criteria provided that acceptable margins without solid cash flows resulted in a reduced award payment, while solid cash flows absent acceptable margins would result in no award payment at all.  Once the threshold percentage of 2.0% of contract revenues is met, only incremental earnings generate an award payout.  The use of both operating earnings and cash flow as performance criteria ensures that only high-quality earnings result in the payout of awards, as both income statement and balance sheet performance is required.  The maximum cash incentive award under the first component of the plan was capped at 130% of base salary for Mr. Nielsen and 110% of base salary for Mr. Estes.  Additionally, Mr. Nielsen would not earn an award under this component if the award, as calculated under the established performance criteria, was less than 10% of his base salary for fiscal 2012.

For fiscal 2012, operating earnings (before asset impairments, annual incentive plan compensation and amounts associated with the extinguishment of debt or termination of debt agreements) were approximately $65.5 million for Mr. Nielsen and $65.1 million for Mr. Estes.  Thus, eligible operating earnings under the first component of the annual incentive plan were approximately $41.5 million for Mr. Nielsen and $41.1 million for Mr. Estes.  As a result of the Company’s strong financial performance in fiscal 2012, the actual payout ratio for the first component of the annual incentive plan was 1.68% for Mr. Nielsen and 0.98% for Mr. Estes, resulting in an award of $696,868 for Mr. Nielsen and $404,097 for Mr. Estes under this component.

Second Component of Annual Incentive Plan

The performance measure established by the Compensation Committee for the second component of the plan was operating earnings (before asset impairments, annual incentive plan compensation and amounts associated with the extinguishment of debt or termination of debt agreements) above a threshold percentage (1%) of contract revenues.  If this threshold is attained, a maximum payout of 40%, with respect to Mr. Nielsen, and 30%, with respect to Mr. Estes, of annual base salary was established.  Although the amount available under this component of the plan is driven by objective performance measures, the Compensation Committee also established a number of non-financial performance measures to evaluate and determine whether Mr. Nielsen and Mr. Estes were to be awarded an amount under this component.

This performance measure is summarized in the following table:

Operating Earnings (before asset impairments, annual incentive plan compensation and amounts associated with the extinguishment of debt or termination of debt agreements)	Pre-established Payout Percentage of Annual Base Salary
	Steven E. Nielsen	Timothy R. Estes
Less than or equal to 1% of Contract Revenues	0%	0%
Greater than 1% of Contract Revenues (maximum payout percentage)	40%	30%

The non-financial performance measures that the Compensation Committee established in October 2011 as part of this second component of the annual incentive plan were based upon objectives, expected actions, estimated impact and responsibilities for increasing the Company’s long-term competitiveness and growth opportunities, while improving margins through cost reduction.  The Compensation Committee considers these non-financial performance objectives in making a determination regarding an award under this component of the annual compensation plan.

For fiscal 2012, these objectives included actions to protect the Company’s intellectual property; standardizing a number of software systems used by Company subsidiaries; and reviewing the Company’s wage and hour practices and procedures.  In addition, in determining Mr. Nielsen’s award under this component of the annual incentive plan for fiscal 2012, the Compensation Committee considered the directors’ evaluation of Mr. Nielsen’s performance as Chairman of the Board and Chief Executive Officer for fiscal 2012, as reported by the Governance Committee.

Fiscal 2012 operating earnings (before asset impairments, annual incentive plan compensation and amounts associated with the extinguishment of debt or termination of debt agreements) exceeded the threshold of 1% of contract revenues, which meant that Mr. Nielsen and Mr. Estes were eligible for a payout under the second component of the annual incentive plan. Based on the Compensation Committee’s review of the non-financial performance objectives and its determination of the achievement of the objectives, the Compensation Committee applied an actual payout ratio of 32% and 24% of the annual base salary for Mr. Nielsen and Mr. Estes, respectively, which resulted in an award of $245,000 for Mr. Nielsen and $124,500 for Mr. Estes.  The award represented a payment of 79% and 78% of the maximum amount available under this component to Mr. Nielsen and Mr. Estes, respectively.

The actual annual incentive awards paid to the Chief Executive Officer and Chief Operating Officer, as approved by the Compensation Committee, is set forth on the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 33 of this Proxy Statement.  Annual cash incentive award payments were made following conclusion of the Company’s financial statement audit.

Long-Term Equity-Based Compensation

Named Executive Officers are eligible to receive long-term equity-based compensation awards under the Company’s 2003 Long-Term Incentive Plan.  The equity grants made to the Named Executive Officers have historically comprised a number of different equity-based instruments awarded from time to time, including restricted stock, performance-based restricted stock units and stock options.  Each year, the determination of the mix of equity-based instruments to be awarded is based on the Compensation Committee’s assessment of which share price appreciation-based, and time-based and performance-based full value awards best achieve the Company’s executive compensation program’s objectives of:

•

linking incentive compensation to the Company’s performance;

•

creating long-term shareholder value;

•

aligning the financial interests of the Named Executive Officers with the financial interests of shareholders; and

•

rewarding actions that enhance long-term shareholder returns.

In making this determination, the Compensation Committee takes into consideration key business priorities, Peer Group trends, potential shareholder dilution, the general economic environment and the Compensation Committee’s resulting ability to set meaningful parameters for the Company’s performance, including the Annual Goals (as defined below), and other relevant factors. In addition, the Compensation Committee considers the balance between the long-term incentive value of the equity-based award to the Named Executive Officer and the corresponding compensation expense to the Company.  As a result, this allocation is subject to change in any particular fiscal year as result of changes to one or more of the foregoing factors.

Performance vesting restricted stock units focus on long-term operational performance, which creates shareholder value, while stock options and time vesting restricted stock units emphasize the Company’s commitment to shareholder return.  Furthermore, long-term equity awards contain vesting provisions which are important to the retention of key executives.  The value of issued but unvested long-term equity awards meaningfully encourages executives to remain with the Company, as leaving results in the forfeiture of any unvested value of previously accumulated long-term equity awards.

The Compensation Committee has generally made grants of long-term equity awards annually in December of each year to the Named Executive Officers.  However, performance vesting equity awards granted to the Chief Executive Officer and Chief Operating Officer have been made in October of each year to comply with Section 162(m) of the Internal Revenue Code.  In limited instances, long-term equity awards may also be granted to recognize outstanding performance during the year, at the initiation of employment for newly hired key executives, or upon renewal of employment agreements for existing key executives.  For Named Executive Officers other than the Chief Executive Officer, individual long-term equity awards are recommended by the Chief Executive Officer for consideration and approval by the Compensation Committee.

Each year, the Compensation Committee reviews various forms of long-term equity awards in order to ensure that those awards are consistent with the Compensation Committee’s objectives regarding management retention, dilution, and other relevant factors.  Accordingly, for awards to the Chief Executive Officer and the Chief Operating Officer, the allocation among performance vesting restricted stock units, stock options and time vesting restricted stock units may be adjusted from time to time and as a result, may differ from year to year.  In October 2011, the Compensation Committee reviewed the allocation among performance vesting restricted stock units, stock options and time vesting restricted stock units for long-term equity awards granted to the Chief Executive Officer and the Chief Operating Officer.  The Compensation Committee determined that due in part to an improving economing environment resulting in the Compensation Committee’s increased ability to set appropriate goals for the Company’s performance, for fiscal 2012, a 40%, 40% and 20% allocation among performance vesting restricted stock units, stock options and time vesting restricted stock units for long-term equity awards granted to the Chief Executive Officer and the Chief Operating Officer was appropriate.  This allocation represented a change from the 20%, 60% and 20% allocation among performance vesting restricted stock units, stock options and time vesting restricted stock units made for fiscal 2011.  The Compensation Committee believed that this revised allocation, including a greater allocation of performance vesting restricted stock units, (i) better reflected evolving long-term equity-based market compensation trends, (ii) increased the focus on the Company’s long-term financial performance without sacrificing the retention element of long-term equity-based compensation, and (iii) would result in decreased shareholder dilution.

Each year, the Compensation Committee also reviews the forms of long-term equity awards to be granted to Named Executive Officers other than the Chief Executive Officer and the Chief Operating Officer for consistency with the objectives set forth above.  As a result, this allocation is also subject to change from time to time.  In connection with the assessment that performance vesting restricted stock units are better suited to retaining executive officers and rewarding their contributions to Company performance, in December 2011, fiscal 2012 equity awards made to Named Executive Officers, other than the Chief Executive Officer and the Chief Operating Officer, included performance vesting restricted stock units and time vesting restricted stock units only, and stock options were not granted.  This represented a change from the prior three fiscal years where stock options where granted in lieu of performance vesting restricted stock units.

As a result of the factors discussed above, in December 2011, the Compensation Committee granted awards to Mr. DeFerrari and Mr. Vilsoet under the 2003 Long-Term Incentive Plan consisting of (i) time vesting restricted stock units which vest ratably on the four subsequent anniversaries of the grant date and (ii) performance vesting restricted stock units which vest ratably in three annual installments beginning on the anniversary of the date of grant, subject to the Company achieving the Annual Goals (as described below).  See “Performance Vesting Restricted Stock Units—Other Named Executive Officers” on page 28 of this Proxy Statement for a more detailed discussion of the performance vesting restricted stock units awarded to Mr. DeFerrari and Mr. Vilsoet for fiscal 2012.  Based on the grant date fair values provided to the Compensation Committee by Compensation Strategies, these awards of time vesting restricted stock units and performance vesting restricted stock units resulted in an equity incentive allocation of 25% time vesting restricted stock units and 75% performance vesting restricted stock units.  Continued employment at the time of vesting is required for both the time vesting restricted stock units and the performance vesting restricted stock units.

Performance Vesting Restricted Stock Units — Chief Executive Officer and Chief Operating Officer.  In October 2011, awards of performance vesting restricted stock units were made to the Chief Executive Officer and the Chief Operating Officer.  Performance vesting restricted stock units vest in three annual installments beginning on the anniversary of the date of grant subject to the Company achieving annual pre-tax income and operating cash flow goals (the “Annual Goals”) pre-established by the Compensation Committee for each of fiscal years 2012, 2013 and 2014.  Upon the satisfaction of the relevant vesting requirements (as discussed below), each performance vesting restricted stock unit is settled for one share of Company common stock.

For the annual performance unit awards to vest, the Company’s operating earnings (before asset impairments, performance share and performance unit compensation and amounts associated with the extinguishment of debt or termination of debt agreements) must exceed certain pre-established targets, which are set forth as a percentage of contract revenue.  If such earnings are less than or equal to 2.5% of contract revenues, no performance unit award will vest and, subject to reduction as described below, 100% of the potential award will vest if such earnings equal or exceed 5.0% of contract revenues.  For qualifying earnings between these amounts the percentage of the potential award vesting is interpolated between zero and 100%.  The amount of annual performance units subject to vesting each year will be reduced to 75% of the award otherwise earned if the ratio of operating cash flow for the fiscal period is less than net income for the period (before asset impairments, performance share and performance unit compensation and amounts associated with the extinguishment of debt or termination of debt agreements).

The components of the Annual Goals and the potential annual payout of performance vesting restricted stock units are summarized as follows:

Fiscal Year Qualifying Earnings	Potential Vesting Percentage	Fiscal Year Ratio of Operating Cash Flow to Qualifying Net Income	Award Payout Percentage

2.5% or less of Contract revenue	None	—	—

2.51% to 4.99% of Contract revenue	0.1% to 100%	Less than 1.0 1.0 or greater	75% 100%

5.0% or more of Contract revenue	100%	Less than 1.0 1.0 or greater	75% 100%

Due to the vesting requirements and the general uncertainty regarding the economy, including the industry in which the Company operates, the likelihood that the pre-established targets described above will be achieved may vary greatly from year to year.  The use of a threshold amount ensured that performance exceeded a pre-established level before any award is earned.  The reliance on earnings and cash flow measures in determining the level of vesting reflects the importance to the Company of both operating margins and cash flows.  Similar to the annual incentive plan, no award is earned absent acceptable margins and the level of award is reduced if the pre-established cash flow criteria are not met.  The use of both operating earnings and cash flow as performance criteria ensure that both income statement and balance sheet performance are required to earn the maximum award.  The Compensation Committee believes that performance targets are set at a level consistent with superior performance.

In addition to the performance units earned when Annual Goals are met, the Chief Executive Officer and the Chief Operating Officer may each earn supplemental units if the Company achieves cumulative qualifying earnings and operating cash flow ratio goals based on the previous three fiscal years (the “Three-Year Goals”).  If the Three-Year Goals are achieved, the Chief Executive Officer and the Chief Operating Officer will each vest in additional restricted stock units of up to 100% of the number of performance units vesting in that fiscal year upon the satisfaction of the relevant Annual Goals.  Vesting of these supplemental units only occurs if cumulative operating earnings for the three-year period (before asset impairments, performance share and performance unit compensation and amounts associated with the extinguishment of debt or termination of debt agreements) exceed certain pre-established targets, which are set forth as a percentage of contract revenue.  If such cumulative qualifying earnings for the three-year period are more than 7.51% of cumulative contract revenues for the period but less than 10% of cumulative contract revenue for the period, a supplemental award of 50% of the number of performance units vesting upon the satisfaction of the Annual Goals will be earned so long as cumulative operating cash flow for such period is greater than cumulative net income (before asset impairments, amounts recorded for performance share and performance unit compensation and amounts associated with the extinguishment of debt and termination of debt agreements) for the period. If such cumulative qualifying earnings for the three-year period are 10.01% or more of cumulative contract revenues for the period, a supplemental award of 100% of the number of performance units vesting upon the satisfaction of the Annual Goals will be earned so long as cumulative operating cash flow for such period is greater than cumulative net income (before asset impairments, amounts recorded for performance share and performance units and amounts associated with the extinguishment of debt and termination of debt agreements) for the period.  No supplemental units will vest if such operating cash flow is not equal to or greater than such net income, in each case as measured over the same cumulative three-year period.

The components of the Three-Year Goals and the potential payout of performance units are summarized as follows:

Cumulative Qualifying Earnings for the Applicable Three-Year Period	Cumulative Ratio of Operating Cash Flow to Qualifying Net Income for the Applicable Three-Year Period	Supplemental Payout Percentage
7.51% to 10.00% of Contract revenue	Less than 1.0 1.0 or greater	0% 50%

10.01% of Contract revenue or greater	Less than 1.0 1.0 or greater	0% 100%

Supplemental units are earned only in a fiscal year for which units are awarded for meeting the Annual Goals.  Consequently, strong prior performance does not ensure vesting if unaccompanied by current fiscal year performance.  The three-year performance required to earn supplemental units is meaningfully more difficult than that required to earn an annual award and would only be triggered by operating earnings and cash flow performance that is significantly better than that of fiscal 2012.  The performance criteria selected, operating margin and cash flow, require both income statement and balance sheet performance on a three-year cumulative basis.  These performance criteria provide that good margins without acceptable cash flows result in reduced vesting of the annual awards or the elimination of vesting of any supplemental awards, while acceptable cash flows absent acceptable margins result in no vesting.  Applying these criteria historically for the last seven years would have resulted in partial vesting of supplemental units at 50% in one year and no vesting in six of the years.

The awards of performance vesting restricted stock units granted to the Chief Executive Officer and Chief Operating Officer for fiscal 2012 totaled $873,086 in share value (based on the closing price of a share of Company common stock on the date of grant, October 24, 2011, and the target award under the grant).  This amount represented 67.1% of their aggregate base salaries, with the Chief Executive Officer receiving 69.3% of his base salary in the form of performance vesting restricted stock units and the Chief Operating Officer receiving 64.0% of his base salary in the form of performance vesting restricted stock units.

As a result of the Company’s financial performance in fiscal 2012, the Chief Executive Officer and the Chief Operating Officer will vest in 100% of their respective target annual awards under the fiscal 2012 grants of performance vesting restricted stock units, or 9,463 units and 5,968 units, respectively.  This was the result of the Company’s qualifying earnings of approximately 5.5% of contract revenue and an operating cash flow ratio greater than 1.0 of qualifying net income, based on operating cash flow of approximately $65.1 million.

Mr. Nielsen and Mr. Estes were also granted awards of performance vesting restricted stock units in fiscal 2011 and 2010.  The annual goals under the fiscal 2011 and 2010 awards are the same as those set forth above with respect to the fiscal 2012 awards.  The three-year goals under the fiscal 2011 and 2010 awards are also the same as those set forth above for the fiscal 2012 awards, except to the extent that the three-year measurement period is determined by the fiscal year of the grant.  Based on fiscal 2012 performance, Mr. Nielsen and Mr. Estes will vest in 12,900 and 8,009 shares of common stock, respectively, representing 100% of target annual awards under the fiscal 2011 and 2010 grants of performance vesting restricted stock units.  Based on fiscal 2012 results, no supplemental awards were earned under the fiscal 2012, 2011 or 2010 grants of performance vesting restricted stock units.  Information regarding the fair value and the number of performance vesting restricted stock units granted to the Chief Executive Officer and Chief Operating Officer in fiscal 2012 is shown in the Grant of Plan-Based Awards Table on page 34 of this Proxy Statement.

Performance Vesting Restricted Stock Units — Other Named Executive Officers.  In December 2011, an award of performance vesting restricted stock units was made to each of Mr. DeFerrari and Mr. Vilsoet.  The units vest in three annual installments beginning on the anniversary of the date of grant and are subject to the same Annual Goals applicable to the fiscal 2012 awards of performance vesting restricted stock units granted to the Chief Executive Officer and the Chief Operating Officer.  The three-year goals under the fiscal 2012 awards are also the same as the Three-Year Goals applicable to the Chief Executive Officer and the Chief Operating Officer, except to the extent that the three-year measurement period is determined by the fiscal year of the grant.

Awards of performance vesting restricted stock units represented $616,727 in share value to Mr. DeFerrari and Mr. Vilsoet (based on the closing price of a share of Company common stock on the date of grant, December 15, 2011, and the target award under the grant).  This amount represented 86.6% of their aggregate base salaries.  The value of the individual grants received by Mr. DeFerrari and Mr. Vilsoet was approximately 89.8% of Mr. DeFerrari’s base salary and approximately 83.2% of Mr. Vilsoet’s base salary.  Based on the Company’s fiscal 2012 financial performance, Mr. DeFerrari and Mr. Vilsoet will vest in 100% of their respective target annual awards of their performance vesting restricted stock units, or 5,600 units and 4,910 units, respectively.  Based on fiscal 2012 results, no supplemental awards were earned by Mr. DeFerrari or Mr. Vilsoet under the fiscal 2012 performance vesting restricted stock unit grant.  Information regarding the fair value and the number of performance vesting restricted stock units granted to Mr. DeFerrari and Mr. Vilsoet in fiscal 2012 is shown in the Grant of Plan-Based Awards Table on page 34 of this Proxy Statement.

Stock Options.  Stock options are a contract between the Company and the option holder, which represent the opportunity to purchase shares of the Company’s common stock at a fixed price at a future date.  This generally aligns the Named Executive Officers’ incentives with those of the Company’s shareholders because stock options have value only if the Company’s stock price increases from the date of grant.  Stock options also inherently reward performance, as it is the Company’s performance over an extended period that causes the value of its common stock, and the value of the stock options, to increase.

In December 2011, stock options having an aggregate grant date value of approximately $1,194,087 based on the Black-Scholes model valuation were granted to the Chief Executive Officer and the Chief Operating Officer at an exercise price equal to the closing price of the underlying Company common stock on the grant date.  These stock options generally vest ratably on the four subsequent anniversaries of the grant date and outstanding stock options are no longer exercisable upon the Named Executive Officer’s termination of employment.  See “Potential Payments Upon Termination of Employment or Change of Control” on page 37 of this Proxy Statement.  The value of the individual stock option grants received by Mr. Nielsen and Mr. Estes was approximately 94.8% and 87.5% of their base salaries, respectively. No stock options were granted to Mr. DeFerrari or Mr. Vilsoet in fiscal 2012.  Information regarding stock options awarded during fiscal 2012 is shown in the Grant of Plan-Based Awards Table on page 34 of this Proxy Statement.

Time Vesting Restricted Stock Units.  A time vesting restricted stock unit is an award that converts into shares of the Company’s common stock on a one-for-one basis once a time-based vesting requirement is met.  The 2003 Long-Term Incentive Plan provides for the issuance of time vesting restricted stock units that vest in equal installments on the first, second, third and fourth anniversaries of the date such units are granted, so long as the employee remains employed by the Company on the vesting date.  These awards are not subject to performance conditions, but are designed to enhance retention of senior executives by rewarding continued employment, as leaving the Company results in the forfeiture of the unvested awards.  This retention effect is further enhanced as the price of the Company’s common stock increases.

Because the value of time vesting restricted stock units increases as the market value of the Company’s common stock increases, time vesting restricted stock units also provide incentive for award recipients to drive performance that leads to improvement in the market value of the Company’s common stock.  The shares of common stock received by the Named Executive Officers (other than the Chief Executive Officer) upon vesting of the time vesting restricted stock units are subject to shareholding requirements, see “Shareholding Requirements” on page 31 of this Proxy Statement.

In December 2011, time vesting restricted stock units having an aggregate grant date value of approximately $612,619 were granted to Mr. Nielsen, Mr. Estes, Mr. DeFerrari and Mr. Vilsoet.  The value of the individual grants received by the Named Executive Officers was approximately 32.0% of Mr. Nielsen’s base salary, 29.5% of Mr. Estes’s base salary, 30.5% of Mr. DeFerrari’s base salary and 28.3% of Mr. Vilsoet’s base salary.

The number of units granted to these Named Executive Officers was determined by dividing the value granted by the closing price of the Company’s common stock on the date of grant of the units.  Information regarding the fair value and the number of time vesting restricted stock units that the Named Executive Officers were granted in December 2011 is shown in the Grant of Plan-Based Awards Table on page 34 of this Proxy Statement.  Information regarding the number of shares of time vesting restricted stock units and the value realized on vesting in fiscal 2012 is shown in the Option Exercises and Stock Vested Table on page 36 of this Proxy Statement.

Other Benefits

The Company provides a range of retirement and health and welfare benefits that are designed to assist in attracting and retaining employees and to reflect the competitive practices of the companies in the Peer Group.  The Named Executive Officers are eligible for the following benefits:

401(k) Plan.  The Company maintains a tax qualified deferred contribution retirement plan (the “401(k) Plan”) that covers substantially all salaried and hourly employees.  Each of the Named Executive Officers participates in the 401(k) Plan.  Participants may contribute up to 15% of their compensation on a before-tax basis into their 401(k) Plan accounts, subject to statutory limits.  In addition, the Company matches an amount equal to 30% for each dollar contributed by participants on the first 5% of their eligible earnings.

Because the 401(k) Plan is a tax qualified retirement plan, the Internal Revenue Code limits the “additions” that can be made to a participant’s 401(k) Plan account each calendar year.  “Additions” include Company matching contributions, before-tax contributions made by a participant and participant after-tax contributions.  In addition, the Internal Revenue Code limits the amount of annual compensation that may be taken into account in computing benefits under the 401(k) Plan.

The Company does not maintain any defined benefit pension plan, non-tax qualified supplemental retirement plan or non-tax qualified deferred compensation plan.

Health and Welfare Plans.  Benefits for active employees such as medical, dental, vision, life insurance and disability coverage are available to all salaried and hourly employees through our flexible benefits plan.  Employees contribute to the cost of the benefits plan by paying a portion of the premium costs.

Named Executive Officers participate in the medical, dental and vision plans on terms identical with those afforded all other employees.  In addition, the Company provides certain key employees, including the Named Executive Officers, with additional life insurance and disability coverage at no cost to the individual.  The amount paid on behalf of the Named Executive Officers is set forth in the “All Other Compensation” column of the Summary Compensation Table on page 33 of this Proxy Statement.

Severance and Change in Control Benefits

The Named Executive Officers are provided with severance benefits under individual arrangements negotiated with the Company.  The Company provides for the payment of severance benefits to the Named Executive Officers upon certain types of employment terminations both prior to and following a change of control.  In addition, the Company also provides for the vesting of certain equity-based awards upon the occurrence of a change of control, but only if an executive’s employment is terminated under certain circumstances.  Providing severance and change of control benefits assists the Company in attracting and retaining executive talent and reduces the personal uncertainty that executives are likely to feel when considering a corporate transaction.  These arrangements also provide valuable retention incentives that focus executives on completing such transactions, thus enhancing long-term shareholder value.  The terms and payment amounts reflect the Compensation Committee’s determination of competitive practices at those companies that the Company competes with for executive talent at the time the arrangements were entered into and were based, in part, on market information provided by its independent compensation consultant.

The terms of the individual arrangements, and a calculation of the estimated severance benefits that would be payable to each Named Executive Officer under their respective arrangements upon the occurrence of certain events, is set forth under the Potential Payments upon Termination of Employment or Change of Control table beginning on page 37 of this Proxy Statement.

Employment Agreements with Mr. Nielsen and Mr. Estes

In May 2012 and October, 2012, respectively, the Compensation Committee approved, and the Company entered into, new employment agreements with Mr. Nielsen and Mr. Estes because the existing agreements for Mr. Nielsen and Mr. Estes were scheduled to expire in accordance with their respective terms.  In connection with the Company entering into these new employment agreements, the Compensation Committee conducted a comprehensive review of the agreements.  Based upon this review, the “golden parachute” excise tax gross-up that the Company had agreed to provide to Mr. Nielsen and Mr. Estes in the prior agreements in the event of a change of control of the Company was eliminated.  The new agreements provide that severance benefits will be reduced to an amount that will not trigger “golden parachute” excise taxes, unless the net benefits provided to the executive after the excise tax is paid would be greater than such amount.  The executive is solely responsible for paying any excise taxes that may be due.  The Compensation Committee also eliminated Mr. Nielsen’s and Mr. Estes’s right to resign for “good reason” during the 30-day period commencing on the first anniversary of a change of control of the Company (a “walk away right”).  In all other respects, the new employment agreements are substantively similar to the prior agreements.  The Company does not have any employment agreements that provide for a golden parachute excise tax gross-up or a walk away right.

Stock Ownership Guidelines

The Board of Directors has established stock ownership guidelines for the Chief Executive Officer and the non-employee directors to further align their economic interests with those of the Company’s shareholders.  Under these guidelines, the Chief Executive Officer is required to own shares of Company common stock representing at least six times his annual base salary and each non-employee director is required to own shares representing at least five times the annual retainer fee paid to such non-employee director.  For these purposes, stock ownership includes shares (including time vesting restricted stock units) owned directly or held in trust by an individual.  It does not include shares that an individual has the right to acquire through stock options or performance vesting restricted stock or performance vesting restricted stock units.  Based on the closing price of the Company’s common stock shortly prior to the time the guidelines were established, the Board of Directors has set the minimum number of shares at 265,000 shares for the Chief Executive Officer and 10,000 shares for each non-employee director.  These guidelines replace the shareholding requirements under the Company’s long-term incentive plan set forth below with respect to the Chief Executive Officer.

In order to satisfy the ownership thresholds, each individual is required to retain 50% of the net after-tax shares that he or she acquires under the Company’s equity plans until the thresholds are achieved.  No sales of existing shareholdings are permitted until the required thresholds are attained, but once attained, the individual may sell any shares that exceed the applicable threshold.  Although the Named Executive Officers, other than the Chief Executive Officer, are not subject to the ownership guidelines, they continue to be subject to the shareholding requirements set forth below.

The Board of Directors will periodically review these guidelines and may make appropriate adjustments.  The guidelines are expected to be met within five years of the date they were established or, if later, from the date that the individual initially joins the Board of Directors or is appointed to the position of Chief Executive Officer.  As of September 30, 2012, the Chief Executive Officer has exceeded the stock ownership threshold, and each of the non-employee directors has exceeded the stock ownership threshold or is making satisfactory progress toward achieving the threshold.

Shareholding Requirements

Beginning in fiscal 2006, awards of time vesting restricted stock and time vesting restricted stock units granted to the Named Executive Officers have been subject to shareholding requirements.  In September 2011, this shareholding requirement, as applicable to the Chief Executive Officer, was replaced with the stock ownership guidelines discussed in the preceding section.  The shareholding requirements continue to apply to all other Named Executive Officers.  As provided by these shareholding requirements, as each grant vests, the executive is required to retain, on account with the Company’s stock transfer agent, one-half of the shares that have vested, net of shares withheld to pay taxes.  The shareholding requirement continues until the shares on account are equal in value to the executive’s base salary then in effect.  From that point forward, the executive is free to sell shares that vest subsequently, but must continue to hold on account those shares previously so held for so long as the executive remains employed by the Company.  All restrictions on those shares held by the transfer agent lapse 90 days after an executive is no longer employed by the Company.  None of the Named Executive Officers subject to this shareholding requirement who have received awards of time vesting restricted stock or restricted stock units since fiscal 2006 have reached the shareholding requirement.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code (and the regulations promulgated thereunder) precludes a public corporation from taking an income tax deduction in any one year for compensation in excess of $1 million for its named executive officers (excluding the Chief Financial Officer) employed on the last day of the fiscal year, unless certain specific performance criteria are satisfied.  While the executive compensation program seeks to maximize the tax deductibility of compensation payable to the Named Executive Officers by having such compensation qualify as qualified performance based compensation, the Compensation Committee retains the flexibility to compensate Named Executive Officers in a manner intended to promote varying corporate goals, even if certain amounts that may be payable in excess of $1 million may not be deductible under Section 162(m).  For fiscal 2012, the Company estimates that approximately $25,000 of executive compensation expenses will not be deductible under Section 162(m).

Internal Revenue Code Section 409A

Internal Revenue Code Section 409A (“Section 409A”) generally regulates most forms of nonqualified deferred compensation. The Company believes it is in compliance with Section 409A and the regulations promulgated thereunder.

Accounting Rules

The Compensation Committee takes into consideration the accounting treatment of equity-based incentive awards under Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation-Stock Compensation when determining the form and timing of equity grants to employees, including the Named Executive Officers. The accounting treatment of such grants, however, is not determinative of the type, timing or amount of any particular grant of equity-based incentive award made to the Company’s employees.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2012.

The foregoing report has been furnished on behalf of the Board of Directors by the undersigned members of the Compensation Committee.

Compensation Committee

Thomas G. Baxter, Chair

Charles B. Coe

Patricia L. Higgins

Summary Compensation Table

The following table sets forth the compensation of our Chief Executive Officer, Chief Financial Officer and the next two highest paid individuals who were serving as executive officers on July 28, 2012.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2)(5) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total(6) ($)
Steven E. Nielsen	2012	$772,500	$-	$782,460	$732,327	$941,868	$5,366	$3,234,521
President and Chief Executive Officer	2011	$750,000	$-	$393,992	$858,320	$1,220,000	$5,389	$3,227,701
	2010	$750,000	$-	$329,466	$676,700	$150,000	$5,410	$1,911,576
H. Andrew DeFerrari	2012	$366,000	$173,850	$440,296	$-	$-	$5,549	$985,695
Senior Vice President and Chief Financial Officer	2011	$340,000	$170,000	$83,280	$300,412	$-	$5,424	$899,116
	2010	$340,000	$37,500	$59,850	$189,476	$-	$4,799	$631,625
Timothy R. Estes	2012	$527,875	$-	$493,562	$461,760	$528,346	$8,372	$2,019,915
Executive Vice President and Chief Operating Officer	2011	$512,500	$-	$247,932	$557,908	$688,000	$8,406	$2,014,746
	2010	$512,500	$-	$203,354	$433,088	$125,000	$8,895	$1,282,837
Richard B. Vilsoet	2012	$346,450	$164,564	$386,115	$-	$-	$5,062	$902,191
Vice President, General Counsel and Secretary	2011	$333,125	$166,500	$83,280	$300,412	$-	$5,124	$888,441
	2010	$333,125	$37,500	$59,850	$189,476	$-	$4,767	$624,718

(1)

Bonuses for the fiscal year ended July 28, 2012 were paid in October 2012.

(2)

As required by SEC rules, amounts in these columns present the aggregate grant date fair value of stock and option awards granted during the relevant fiscal years computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation-Stock Compensation (“FASB ASC 718”). These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). For performance based awards included in the “Stock Awards” column, the grant date fair value represents the probable outcome of the awards rather than the maximum potential value.  Please refer to “Compensation Discussion and Analysis—Long-Term Equity-Based Compensation” beginning on page 25 of this Proxy Statement for a description of the performance vesting restricted stock units, stock options and time vesting restricted stock units (see footnote 5 below for the maximum potential value of all stock based awards). For information on the valuation assumptions used in these computations, see Note 14 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2012.  The terms applicable to the stock awards and the option awards granted for the fiscal year ended July 28, 2012 are set forth below in the “Grant of Plan-Based Awards” table.

(3)

The incentive compensation award under the Annual Incentive Plan (“AIP”) for fiscal year ended July 28, 2012 will be paid in October 2012.

(4)

All Other Compensation for fiscal 2012 consists of (i) Company contributions to the Dycom Industries, Inc. Retirement Savings Plan (Mr. Nielsen — $3,654; Mr. DeFerrari — $3,908; Mr. Estes — $3,750; Mr. Vilsoet — $2,449); and (ii) premiums paid by the Company for group term life and long-term disability insurance (Mr. Nielsen — $1,712; Mr. DeFerrari — $1,641; Mr. Estes — $4,622; Mr. Vilsoet — $2,613).

(5)

The maximum potential grant date fair value for the fiscal 2012 performance vesting restricted units in the “Stock Awards” column in the preceding table was as follows: Mr. Nielsen, $1,070,833; Mr. DeFerrari, $657,216; Mr. Estes, $675,339; and Mr. Vilsoet, $576,238.  The number of performance vesting restricted stock units that will vest could be as low as zero depending on performance over the relevant period and the value realized will depend on the stock price at the time of vesting.  The grant date fair value for the fiscal 2012 time vesting restricted units included in the Stock Awards column in the preceding table was as follows: Mr. Nielsen, $247,043; Mr. DeFerrari, $111,688; Mr. Estes, $155,893; and Mr. Vilsoet, $97,996.

(6)

Represents total of all columns in table.

Grant of Plan-Based Awards Table

The following table sets forth certain information with respect to grants of restricted stock units and stock options under the 2003 Long-Term Incentive Plan and the potential range of awards that were approved under the Annual Incentive Plan for each of the Named Executive Officers for the fiscal year ended July 28, 2012.

Name	Grant Date							All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
					Estimated Future Payouts Under Equity Incentive Plan Awards(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Steven E. Nielsen	10/24/2011	$-	$656,625	$1,313,250	-	-	-	-	-	$-	$-
	10/24/2011	$-	$-	$-	213	28,389	56,778	-	-	$-	$535,417
	12/15/2011	$-	$-	$-	-	-	-	12,630	-	$-	$247,043
	12/15/2011	$-	$-	$-	-	-	-	-	57,110	$19.56	$732,327
H. Andrew DeFerrari	12/15/2011	$-	$-	$-	-	-	-	5,710	-	$-	$111,688
	12/15/2011	$-	$-	$-	126	16,800	33,600	-	-	$-	$328,608
Timothy R. Estes	10/24/2011	$-	$369,513	$739,025	-	-	-	-	-	$-	-
	10/24/2011	$-	$-	$-	134	17,904	35,808	-	-	$-	$337,669
	12/15/2011	$-	$-	$-	-	-	-	7,970	-	$-	$155,893
	12/15/2011	$-	$-	$-	-	-	-		36,010	$19.56	$461,760
Richard B. Vilsoet	12/15/2011	$-	$-	$-	-	-	-	5,010	-	$-	$97,996
	12/15/2011	$-	$-	$-	110	14,730	29,460	-	-	$-	$288,119

(1)

Mr. Nielsen’s and Mr. Estes’s fiscal 2012 AIP compensation is derived from performance measures that were established within 90 days of the beginning of the fiscal year pursuant to Section 162(m) of the Internal Revenue Code. The AIP for fiscal 2012 was comprised of two components. The first component applied a pre-established payout ratio to operating earnings (before asset impairments, annual incentive plan compensation and amounts associated with the extinguishment of debt or termination of debt agreements) above a threshold percentage of contract revenues. The payout ratio varied as a function of the Company’s cash flow performance, which was measured as a ratio of operating cash flow to net income (before asset impairments, annual incentive plan compensation and amounts associated with the extinguishment of debt or termination of debt agreements). For fiscal 2012, the first component of the AIP provided that Mr. Nielsen receive an annual incentive award only if the award as calculated equaled or exceeded 10% of his base salary. The second component of the AIP applied a pre-established payout ratio to operating earnings (before asset impairments, annual incentive plan compensation and amounts associated with the extinguishment of debt or termination of debt agreements) above a threshold percentage of contract revenue.  With respect to the second component of the AIP, the Compensation Committee established a number of non-financial performance criteria to be met in determining whether Mr. Nielsen and Mr. Estes were to be awarded the full amount available under this component of the AIP.   The maximum annual incentive award payable to Mr. Nielsen for fiscal 2012 was set at 170% of his base salary and the maximum annual incentive award payable to Mr. Estes for fiscal 2012 was set at 140% of his base salary. Mr. Nielsen’s and Mr. Estes’s actual fiscal 2012 incentive plan payout of $941,868 and $528,346, respectively, will be paid in October 2012, as set forth under the “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table”, see page 33 of this Proxy Statement.

(2)

Represents performance vesting restricted stock units (“PRSUs”) for the fiscal 2012 to 2014 performance period granted under the Company’s 2003 Long-Term Incentive Plan. The PRSUs vest in three substantially equal annual installments on the anniversary of the date of grant, subject to meeting certain performance targets.  The full amount of target awards with respect to the fiscal 2012 performance period will vest in October 2012 for Mr. Nielsen and Mr. Estes and December 2012 for Mr. DeFerrari and Mr. Vilsoet, based on the fiscal 2012 performance.

(3)

Represents time vesting restricted stock units (“TRSUs”) granted under the Company’s 2003 Long-Term Incentive Plan. The TRSUs vest in four equal annual installments on or about the anniversary date of the grant.

(4)

Represents stock options granted under the Company’s 2003 Long-Term Incentive Plan. The stock options vest in four equal annual installments on the anniversary date of the grant.

(5)

The amounts in this column do not represent amounts that Named Executive Officers received during fiscal 2012 or are entitled to receive.  As required by SEC rule, this column represents the grant date fair value of PRSUs at target amounts, TRSUs, and stock options granted to the Named Executive Officers. For PRSUs, only the grant date fair value for actual awards vested will be recognized by the Company in the financial statements.  For TRSUs and stock options granted, the full grant date fair value is the amount that the Company will recognize in its financial statements over the award’s vesting schedule, subject to any forfeitures.  The grant date fair value was determined under FASB ASC 718. See Note 14 to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2012, regarding assumptions underlying valuation of equity awards. In the case of the PRSUs, the grant date fair value is based on the target number of awards.

Narrative Accompanying Grant of Plan-Based Awards Table

The equity incentive awards granted to Messrs. Nielsen and Estes on October 24, 2011, and to Mr. DeFerrari and Mr. Vilsoet on December 15, 2011 were subject to the Company achieving the Annual Goals established by the Compensation Committee. The Annual Goals were pre-established performance measures based upon (a) pre-tax operating earnings (before asset impairments, amounts recorded for performance share and performance unit compensation and amounts associated with the extinguishment of debt or termination of debt agreements), in excess of 2.5% of contract revenues and (b) the ratio of operating cash to net income (before asset impairment, amounts recorded for performance share and performance unit compensation and amounts associated with the extinguishment of debt or termination of debt agreements). Each of the Named Executive Officers’ target awards vest in three substantially equal installments subject to the Company achieving the Annual Goals in each of fiscal years 2012, 2013 and 2014. In the event the Company achieves the Annual Goals with respect to a performance period and the Company also achieves additional goals established by the Compensation Committee which are based, for each year, on the trailing three-year period, each of the Named Executive Officers will vest in up to an additional 100% of the number of shares of the target award that vested in such annual performance period. These additional goals are pre-established performance measures for the indicated period based upon (a) pre-tax operating earnings (before asset impairments, amounts recorded for performance share and performance unit compensation and amounts associated with the extinguishment of debt or termination of debt agreements), in excess of 2.5% of contract revenues and (b) the ratio of operating cash flow to net income (before asset impairments, amounts recorded for performance share and performance unit compensation and amounts associated with the extinguishment of debt).

Outstanding Equity Awards Table

The following table sets forth certain information with respect to all outstanding equity awards held by each of the Named Executive Officers as of July 28, 2012.

		Option Awards(1)				Stock Awards(2)
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units that Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value or Payout of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
Steven E. Nielsen	11/25/03	68,000	-	$25.18	11/25/2013	-	-	-	-
	11/22/04	75,000	-	$34.64	11/22/2014	-	-	-	-
	07/07/08	20,154	-	$12.97	7/7/2018	-	-	-	-
	12/15/08	52,500	17,500	$6.83	12/15/2018	-	-	-	-
	12/16/09	62,500	62,500	$8.55	12/16/2019	-	-	-	-
	12/17/10	25,000	75,000	$13.88	12/17/2020	-	-	-	-
	12/15/11	-	57,110	$19.56	12/15/2021	-	-	-	-
	12/15/11	-	-	-	-	12,630(3)	$223,298	-	-
	12/17/10	-	-	-	-	13,125(4)	$232,050	-	-
	12/16/09	-	-	-	-	10,000(5)	$176,800	-	-
	12/15/08	-	-	-	-	3,125(6)	$55,250	-	-
	10/08/09	-	-	-	-	5,775(7)	$102,102	-	-
	10/19/10	-	-	-	-	7,127(7)	$126,005	-	-
	10/24/11					9,463(7)	$167,306
	10/19/10	-	-	-	-	-	-	53(8)	$945
	10/24/11	-	-	-	-	-	-	142(9)	$2,510
H. Andrew DeFerrari	07/14/04	10,000	-	$25.78	7/14/2014	-	-	-	-
	11/22/04	10,000	-	$34.64	11/22/2014	-	-	-	-
	12/15/08	15,000	5,000	$6.83	12/15/2018	-	-	-	-
	12/16/09	17,500	17,500	$8.55	12/16/2019	-	-	-	-
	12/17/10	8,750	26,250	$13.88	12/17/2020	-	-	-	-
	12/15/11					5,710(3)	$100,953
	12/17/10	-	-	-	-	4,500(4)	$79,560	-	-
	12/16/09	-	-	-	-	3,500(5)	$61,880	-	-
	12/15/08	-	-	-	-	750(6)	$13,260	-	-
	12/15/11					5,600(7)	$99,008
	12/15/11							84(10)	$1,485
Timothy R. Estes	11/25/02	50,000	-	$13.84	11/25/2012	-	-	-	-
	11/24/03	50,000	-	$25.07	11/24/2013	-	-	-	-
	11/22/04	50,000	-	$34.64	11/22/2014	-	-	-	-
	12/15/08	33,750	11,250	$6.83	12/15/2018	-	-	-	-
	12/16/09	40,000	40,000	$8.55	12/16/2019	-	-	-	-
	12/17/10	16,250	48,750	$13.88	12/17/2020	-	-	-	-
	12/15/11	-	36,010	$19.56	12/15/2021	-	-	-	-
	12/15/11					7,970(3)	$140,910
	12/17/10		-	-	-	8,250(4)	$145,860	-	-
	12/16/09	-	-	-	-	6,250(5)	$110,500	-	-
	12/15/08	-	-	-	-	1,875(6)	$33,150	-	-
	10/08/09	-	-	-	-	3,516(7)	$62,163	-	-
	10/19/10	-	-	-	-	4,493(7)	$79,436	-	-
	10/24/11					5,968(7)	$105,514
	10/19/10	-	-	-	-	-	-	34(8)	$596
	10/24/11	-	-	-	-	-	-	90(9)	$1,583
Richard B. Vilsoet	05/09/05	25,000	-	$24.88	5/9/2015	-	-	-	-
	12/15/08	15,000	5,000	$6.83	12/15/2018	-	-	-	-
	12/16/09	17,500	17,500	$8.55	12/16/2019	-	-	-	-
	12/17/10	8,750	26,250	$13.88	12/17/2020	-	-	-	-
	12/15/11	-	-	-	-	5,010(3)	$88,577
	12/17/10	-	-	-	-	4,500(4)	$79,560	-	-
	12/16/09	-	-	-	-	3,500(5)	$61,880	-	-
	12/15/08	-	-	-	-	750(6)	$13,260	-	-
	12/15/11	-	-	-	-	4,910(7)	$86,809	-	-
	12/15/11							74(10)	$1,302

(1)

Options vest ratably in four annual installments commencing on the first anniversary of the date of grant. All exercisable options are fully vested.

(2)

The dollar value in the “Stock Awards” column was determined using a share price of $17.68, the closing price of a share of the Company’s common stock on the New York Stock Exchange at July 27, 2012.

(3)

On December 15, 2011, Messrs. Nielsen, DeFerrari, Estes and Vilsoet were granted 12,630, 5,710, 7,970 and 5,010 time vesting restricted stock units, respectively, which vest ratably in four annual installments commencing on December 14, 2012.

(4)

On December 17, 2010, Messrs. Nielsen, DeFerrari, Estes and Vilsoet were granted 17,500, 6,000, 11,000 and 6,000 time vesting restricted stock units, respectively, which vest ratably in four annual installments commencing on December 14, 2011.

(5)

On December 16, 2009, Messrs. Nielsen, DeFerrari, Estes and Vilsoet were granted 20,000, 7,000, 12,500 and 7,000 time vesting restricted stock units, respectively, which vest ratably in four annual installments commencing on December 14, 2010.

(6)

On December 15, 2008, Messrs. Nielsen, DeFerrari, Estes and Vilsoet were granted 12,500, 3,000, 7,500 and 3,000 time vesting restricted stock units, respectively, which vest ratably in four annual installments commencing on December 14, 2009.

(7)

Represents 100% of the performance vesting restricted stock units for the fiscal 2012 performance period which will vest on the anniversary of the date of grant for Messrs. Nielsen and Estes and on December 14, 2012 for Messrs. DeFerrari and Vilsoet, as a result of meeting certain of the fiscal 2012 performance targets.

(8)

On October 19, 2010, Mr. Nielsen and Mr. Estes were granted 21,380 and 13,480 performance vesting restricted stock units, respectively. In accordance with Item 402(d)(2) of Regulation S-K, the amount set forth in the preceding table is based on achieving threshold performance goals, which is 0.75% of the fiscal 2013 target awards. The performance vesting restricted stock units vest in three equal annual installments commencing on October 19, 2011, subject to meeting certain performance targets.

(9)

On October 24, 2011, Mr. Nielsen, and Mr. Estes were granted 28,389 and 17,904 performance vesting restricted stock units, respectively. In accordance with Item 402(d)(2) of Regulation S-K, the amount set forth in the preceding table is based on achieving threshold performance goals, which is 0.75% of the fiscal 2013 and fiscal 2014 target awards. The performance vesting restricted stock units vest in three equal annual installments commencing on October 24, 2012, subject to meeting certain performance targets.

(10)

On December 15, 2011, Mr. DeFerrari and Mr. Vilsoet were granted 16,800 and 14,730 performance vesting restricted stock units, respectively. In accordance with Item 402(d)(2) of Regulation S-K, the amount set forth in the preceding table is based on achieving threshold performance goals, which is 0.75% of the fiscal 2013 and fiscal 2014 target awards. The performance vesting restricted stock units vest in three equal annual installments commencing on December 14, 2012, subject to meeting certain performance targets.

Option Exercises and Stock Vested Table

The following table sets forth certain information with respect to stock options and restricted stock units awarded to the Named Executive Officers that were exercised or vested, respectively, during fiscal 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Steven E. Nielsen	162,770	$1,154,814
			2,426	$38,743	(2)
			2,993	$50,193	(3)
			5,601	$98,354	(4)
			12,500	$246,875	(5)
H. Andrew DeFerrari	-	-	4,492	$88,717	(5)
Timothy R. Estes	-	-	1,477	$23,588	(2)
			1,888	$31,662	(3)
			3,360	$59,002	(4)
			7,750	$153,063	(5)
Richard B. Vilsoet	-	-	4,709	$93,003	(5)

(1)

Represents the value realized upon the exercise of vested stock options.  The value realized is the difference between the fair market value of the Company's common stock on the date of exercise and the exercise price of the option.

(2)

Represents  performance vesting restricted stock units that vested on October 8, 2011. The value realized was determined by multiplying the number of shares acquired on vesting by $15.97, the closing price of the Company’s common stock on the vesting date.

(3)

Represents  performance vesting restricted stock units that vested on October 19, 2011. The value realized was determined by multiplying the number of shares acquired on vesting by $16.77, the closing price of the Company’s common stock on the vesting date.

(4)

Represents  performance vesting restricted stock units that vested on October 20, 2011. The value realized was determined by multiplying the number of shares acquired on vesting by $17.56, the closing price of the Company’s common stock on the vesting date.

(5)

Represents time vesting restricted stock units that vested on December 14, 2011. The value realized was determined by multiplying the number of shares acquired on vesting by $19.75, the closing price of the Company’s common stock on the vesting date.

Potential Payments Upon Termination of Employment or Change of Control

The Company has entered into certain arrangements that will require it to provide compensation to the Named Executive Officers in the event of certain terminations of employment or a change of control of the Company. The amount of compensation that is potentially payable to each Named Executive Officer in each situation is shown in the table below. The amounts assume that a termination of employment and/or change of control event occurred on July 28, 2012 and, where applicable, uses the closing price of a share of the Company’s common stock on July 27, 2012 ($17.68).

The amounts for Mr. Nielsen, Mr. DeFerrari, Mr. Estes, and Mr. Vilsoet are estimates based only on hypothetical assumptions and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which would be known only at the time they become eligible for payment.

The following table and the narrative that follows describe the potential payments upon termination of employment or a change of control of the Company as of July 28, 2012.

Name	Termination of Employment for Cause, Resignation without Good Reason, Disability or Retirement
						Failure to Renew Employment Agreement at Substantially No Less Terms than Existing Agreements
		Termination of Employment without Cause(1)
				Resignation for Good Reason(1)				Change of Control
								Termination without Cause(1)		Resignation for Good Reason(1)

Steven E. Nielsen
Severance	$-	$4,635,000	(2)	$4,635,000	(2)	$1,545,000	(3)	$5,576,868	(4)	$5,576,868	(4)
Stock Options	$-	$-		$-		$-		$1,045,500	(5)	$1,045,500	(5)
Stock Awards	$-	$-		$-		$-		$1,543,393	(6)	$1,543,393	(6)
H. Andrew DeFerrari
Severance	$-	$366,000	(7)	$-		$-		$366,000	(7)	$366,000	(7)
Stock Options	$-	$-		$-		$-		$313,775	(5)	$313,775	(5)
Stock Awards	$-	$-		$-		$-		$552,677	(6)	$552,677	(6)
Timothy R. Estes
Severance	$-	$2,111,500	(8)	$2,111,500	(8)	$1,055,750	(3)	$2,639,846	(9)	$2,639,846	(9)
Stock Options	$-	$-		$-		$-		$672,513	(5)	$672,513	(5)
Stock Awards	$-	$-		$-		$-		$968,015	(6)	$968,015	(6)
Richard B. Vilsoet
Severance	$-	$346,450	(7)	$-		$-		$346,450	(7)	$346,450	(7)
Stock Options	$-	$-		$-		$-		$313,775	(5)	$313,775	(5)
Stock Awards	$-	$-		$-		$-		$503,704	(6)	$503,704	(6)

(1)

Amounts for continuation of insurance benefits are not included and would be minimal.

(2)

Determination of severance is based on three times the sum of (i) the annual salary in effect as of July 28, 2012; plus (ii) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years or (y) the annual base salary in effect as of July 28, 2012.

(3)

Determination of severance is based on one times the sum of (i) the annual base salary in effect as of July 28, 2012; plus (ii) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years or (y) the annual base salary in effect as of July 28, 2012.

(4)

Determination of severance is based on (a) three times the sum of (i) the annual base salary in effect as of July 28, 2012; plus (ii) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years or (y) the annual base salary in effect as of July 28, 2012; plus (b) a pro-rata incentive pay amount equal to the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years or (y) annual incentive pay paid for fiscal 2012.

(5)

Represents the difference between the closing price of a share of the Company’s common stock on July 28, 2012 and the exercise price of all unvested stock options that would vest upon a change of control of the Company.

(6)

Represents the outstanding time and performance vesting restricted stock units on July 28, 2012 using the closing price of the Company’s common stock on July 28, 2012. Performance vesting restricted stock units are based on the units that will vest at their target performance levels.

(7)

Represents the annual base salary in effect as of July 28, 2012.

(8)

Determination of severance is based on two times the sum of (i) the annual base salary in effect as of July 28, 2012; plus (ii) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years or (y) the annual base salary in effect as of July 28, 2012.

(9)

Determination of severance is based on (a) two times the sum of (i) the annual base salary in effect as of July 28, 2012; plus (ii) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years or (y) the annual base salary in effect as of July 28, 2012; plus (b) a pro-rata incentive pay amount equal to the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years or (y) the annual incentive pay for fiscal 2012.

Employment and Separation Agreements

Steven E. Nielsen — Employment Agreement

Effective as of May 1, 2012, the Company entered into a new employment agreement with Steven E. Nielsen (the “Nielsen Employment Agreement”). Under the terms of the Nielsen Employment Agreement, Mr. Nielsen will continue to serve as President and Chief Executive Officer of the Company.

During the term of the Nielsen Employment Agreement, Mr. Nielsen will receive the following compensation and benefits: (i) an annual base salary of $772,500 (subject to increase by the Compensation Committee of the Board of Directors); (ii) an annual bonus as determined by the Board of Directors with a maximum bonus opportunity of not less than 170% of his base salary; (iii) eligibility to participate in long-term incentive plans of the Company; (iv) eligibility to participate in all employee benefit plans or programs of the Company; and (v) an annual executive physical.

The Nielsen Employment Agreement provides for a term of employment that continues until May 31, 2016. If, during the term of the Nielsen Employment Agreement, there is a “Change in Control” of the Company at any time following May 1, 2014, Mr. Nielsen’s employment under the Nielsen Employment Agreement will be extended for an additional two years.

Termination for Cause or Resignation Without Good Reason.  In the event that Mr. Nielsen resigns his employment with the Company without “Good Reason” or the Company terminates his employment for “Cause” (as such terms are defined below), Mr. Nielsen will not be entitled to any severance payments, but will receive his base salary through the date of termination and any bonus earned, but unpaid, for the year prior to the year in which the termination of employment occurs.

Termination Without Cause or Resignation for Good Reason.  Subject to Mr. Nielsen’s execution and delivery of a general waiver and release of claims, if the Company terminates his employment without Cause or if Mr. Nielsen resigns his employment with the Company for Good Reason prior to a Change in Control, Mr. Nielsen will be entitled to:

•

His base salary through the date of termination and any bonus earned, but unpaid, for the year prior to the year in which the termination of employment occurs.

•

A cash severance payment equal to three times the sum of: (x) his then annual base salary, plus (y) the greater of (i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) 100% of his then annual base salary. The cash severance payment will be payable in substantially equal monthly installments over the 18-month period following such termination or resignation, provided that any remaining payments will be paid in a lump sum within five days following a Change in Control.

•

Continued participation in the Company’s health and welfare plans for a period of three years following Mr. Nielsen’s resignation of employment for Good Reason or his termination of employment by the Company without Cause or a cash payment equal to the value of the benefit.

Subject to Mr. Nielsen’s execution and delivery of a general waiver and release of claims, in the event the Company terminates Mr. Nielsen’s employment without Cause or Mr. Nielsen resigns employment with the Company for Good Reason following a Change in Control, Mr. Nielsen will be entitled to:

•

His base salary through the date of termination and any bonus earned, but unpaid, for the year prior to the year in which the termination of employment occurs.

•

A cash severance payment equal to three times the sum of: (x) his then annual base salary, plus (y) the greater of (i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) 100% of his then annual base salary. The cash severance amount will be payable in a single lump sum within five days following such termination or resignation.

•

A pro-rata annual bonus for the year in which such termination or resignation occurs equal to the greater of (i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) the annual bonus that he would have received based on the actual performance achieved through the date of such termination or resignation. The annual bonus amount will be prorated based upon the number of days worked during the year of such termination or resignation and will be payable in a single lump sum within five days following such termination or resignation.

•

Continued participation in the Company’s health and welfare plans for a period of three years following his termination or resignation or a cash payment equal to the value of the benefit.

•

All outstanding equity awards held by Mr. Nielsen at the time of his resignation of employment with the Company for Good Reason or his termination of employment by the Company without Cause following a Change in Control will fully and immediately vest and all outstanding performance shares, performance share units or equivalent awards will vest at their target performance levels.

Non-Renewal of Nielsen Employment Agreement.  Subject to Mr. Nielsen’s execution and delivery of a general waiver and release of claims, in the event the Company fails to renew the Nielsen Employment Agreement following the expiration of the employment term on substantially no less favorable terms and Mr. Nielsen’s employment is terminated, he will be entitled to receive a cash severance payment equal to: (x) one times his then annual base salary, plus (y) the greater of (i) the average amount of the annual bonus paid to him during the immediately preceding three fiscal years or (ii) 100% of his then base salary. The severance payment will be payable in substantially equal monthly installments over the 12-month period following such non-renewal of the Nielsen Employment Agreement, provided that any remaining payments will be paid in a lump sum within five days following a Change in Control.

Restrictive Covenants.  Mr. Nielsen is subject to a five-year confidentiality covenant and one-year non-competition and non-solicitation covenants. Mr. Nielsen is also subject to an assignment of inventions and developments agreement.

Enforcement of Agreement.  The Nielsen Employment Agreement provides for arbitration in the event of any dispute or controversy arising out of the Nielsen Employment Agreement or Mr. Nielsen’s employment with the Company. The Company has also agreed to reimburse Mr. Nielsen, on an after-tax basis, for all reasonable legal fees incurred by him in enforcing the Nielsen Employment Agreement.

Limitations on Severance Payment.  If any severance payment would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Mr. Nielsen will receive either (i) the full amount of the severance payment or (ii) the greatest amount of the severance payment such that no portion is subject to the excise tax (taking into account Mr. Nielsen’s payment of any excise tax), whichever results in a greater after-tax benefit to him.

Defined Terms.  The following terms provided in the Nielsen Employment Agreement are used in this description.

“Cause” means a termination of Mr. Nielsen’s employment for his: (i) indictment for any crime, whether a felony or misdemeanor, that materially impairs his ability to function as President and Chief Executive Officer of the Company and such crime involves the purchase or sale of any security, mail or wire fraud, theft, embezzlement, moral turpitude, or Company property; (ii) repeated willful neglect of his duties; or (iii) willful material misconduct in connection with the performance of his duties or other willful material breach of his employment agreement. No event in clause (ii) or (iii) will constitute Cause unless the Company gives Mr. Nielsen written notice of termination of his employment for Cause and such grounds are not corrected by Mr. Nielsen within 30 days of receipt of notice. If Mr. Nielsen fails to correct the event or condition to the satisfaction of the Board of Directors, Mr. Nielsen will have the opportunity to address the Company’s Board of Directors prior to a termination of employment for Cause.

“Good Reason” means a resignation by Mr. Nielsen for any of the following reasons: (i) a failure by the Company to pay compensation or benefits due and payable; (ii) a material change in the duties or responsibilities performed by Mr. Nielsen as Chief Executive Officer of a public company; (iii) a relocation of the Company’s principal office by more than 25 miles from Palm Beach Gardens, Florida without Mr. Nielsen’s consent; or (iv) failure by the Company to obtain agreement by a successor to assume the Nielsen Employment Agreement.  Mr. Nielsen must provide the Company with written notice of his intention to terminate his employment for Good Reason and the Company will have the opportunity to cure the event or condition under clauses (i) and (ii) within 30 days of receipt of such notice.

“Change in Control” shall be deemed to have occurred if any one or more the following events occur: (i) an acquisition by any “person” or “group” of beneficial ownership of 20% or more of the total outstanding voting stock of the Company; (ii) a change in the composition of the Board of Directors of the Company such that the individuals who constitute the Board of Directors as of the Effective Date of the Nielsen Agreement (the “incumbent directors”) cease to constitute a majority of the Board without the consent of a majority of the incumbent directors; (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the Company’s assets to any person or entity, or any person or entity consolidates with, or merges with or into, the Company; or (iv) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Timothy R. Estes — Employment Agreement

Effective as of October 4, 2012, the Company entered into a new employment agreement with Timothy R. Estes (the “Estes Employment Agreement”). Pursuant to the Estes Employment Agreement, Mr. Estes will continue to serve as Executive Vice President and Chief Operating Officer of the Company.

The Estes Employment Agreement provides for a term of employment that began on October 4, 2012 and continues until October 31, 2017, provided that if there is a “Change in Control” of the Company at any time following October 31, 2015, Mr. Estes’s employment under the Estes Employment Agreement will be extended for an additional two years. Under the terms of the Estes Employment Agreement, Mr. Estes is provided with the following compensation and benefits: (i) an annual base salary of $542,391 (subject to increase by the Compensation Committee of the Board of Directors); (ii) an annual bonus as determined by the Board of Directors with a maximum bonus opportunity of not less than 140% of his base salary; (iii) eligibility to participate in all employee benefit plans or programs of the Company; and (iv) an annual executive physical.

Termination for Cause or Resignation without Good Reason.  In the event that Mr. Estes resigns his employment with the Company without “Good Reason” or the Company terminates his employment for “Cause” (as such terms are defined below), Mr. Estes will not be entitled to any severance payments, but will receive his base salary though the date of termination and any bonus earned, but unpaid, for the year prior to the year in which the termination of employment occurs.

Termination Without Cause or Resignation for Good Reason.  Subject to Mr. Estes’s execution and delivery of a general waiver and release of claims, if the Company terminates his employment without Cause or if Mr. Estes resigns his employment with the Company for Good Reason prior to a Change in Control, Mr. Estes will be entitled to:

•

His base salary through the date of termination and any bonus earned, but unpaid, for the year prior to the year in which the termination of employment occurs.

•

A cash severance payment equal to two times the sum of: (x) his then annual base salary, plus (y) the greater of
(i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) 100% of his then annual base salary. The cash severance payment will be payable in substantially equal monthly installments over the 18-month period following such termination or resignation, provided that any remaining payments will be paid in a lump sum within five days following a Change in Control.

•

Continued participation in the Company’s health and welfare plans for a period of two years following Mr. Estes’s resignation of employment for Good Reason or his termination of employment by the Company without Cause or a cash payment equal to the value of the benefit.

Subject to Mr. Estes’s execution and delivery of a general waiver and release of claims, in the event the Company terminates Mr. Estes’s employment without Cause or Mr. Estes resigns employment with the Company for Good Reason following a Change in Control, Mr. Estes will be entitled to:

•

His base salary through the date of termination and any bonus earned, but unpaid, for the year prior to the year in which the termination of employment occurs.

•

A cash severance payment equal to two times the sum of: (x) his then annual base salary, plus (y) the greater of
(i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) 100% of his then annual base salary. The cash severance amount will be payable in a single lump sum within five days following such termination or resignation.

•

A pro-rata annual bonus for the year in which such termination or resignation occurs equal to the greater of (i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) the annual bonus that he would have received based on the actual performance achieved through the date of such termination or resignation. The annual bonus amount will be prorated based upon the number of days worked during the year of such termination or resignation and will be payable in a single lump sum within five days following such termination or resignation.

•

Continued participation in the Company’s health and welfare plans for a period of two years following his termination or resignation or a cash payment equal to the value of the benefit.

•

All outstanding equity awards held by Mr. Estes at the time of his resignation of employment with the Company for Good Reason or his termination of employment by the Company without Cause following a Change in Control will fully and immediately vest and all outstanding performance shares, performance share units or equivalent awards will vest at their target performance levels.

Non-Renewal of Estes Employment Agreement.  Subject to Mr. Estes’s execution and delivery of a general waiver and release of claims, in the event the Company fails to renew the Estes Employment Agreement following the expiration of the employment term on substantially no less favorable terms and Mr. Estes’s employment is terminated, he will be entitled to receive a cash severance payment equal to: (x) one times his then annual base salary, plus (y) the greater of (i) the average amount of the annual bonus paid to him during the immediately preceding three fiscal years or (ii) 100% of his then base salary. The severance payment will be payable in substantially equal monthly installments over the 12-month period following such non-renewal of the Estes Employment Agreement, provided that any remaining payments will be paid in a lump sum within five days following a Change in Control.

Restrictive Covenants.  Mr. Estes is subject to a five-year confidentiality covenant and one-year non-competition and non-solicitation covenants. Mr. Estes is also subject to an assignment of inventions and developments agreement.

Enforcement of Agreement.  The Estes Employment Agreement provides for arbitration in the event of any dispute or controversy arising out of the Estes Employment Agreement or Mr. Estes’s employment with the Company. The Company has also agreed to reimburse Mr. Estes, on an after-tax basis, for all reasonable legal fees incurred by him in enforcing the Estes Employment Agreement.

Limitations on Severance Payment.  If any severance payment would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Mr. Estes will receive either (i) the full amount of the severance payment or (ii) the greatest amount of the severance payment such that no portion is subject to the excise tax (taking into account Mr. Estes’s payment of any excise tax), whichever results in a greater after-tax benefit to him.

Defined Terms.  The following terms provided in the Estes Employment Agreement are used in this description.

“Cause” means a termination of Mr. Estes’s employment for his: (i) indictment for any crime, whether a felony or misdemeanor, that materially impairs his ability to function as Executive Vice President and Chief Operating Officer of the Company and such crime involves the purchase or sale of any security, mail or wire fraud, theft, embezzlement, moral turpitude, or Company property; (ii) repeated willful neglect of his duties; or (iii) willful material misconduct in connection with the performance of his duties or other willful material breach of his employment agreement. No event in clause (ii) or (iii) will constitute Cause unless the Company gives Mr. Estes written notice of termination of his employment for Cause and such grounds are not corrected by Mr. Estes within 30 days of receipt of notice. If Mr. Estes fails to correct the event or condition to the satisfaction of the Board of Directors, Mr. Estes will have the opportunity to address the Company’s Board of Directors prior to a termination of employment for Cause.

“Good Reason” means a resignation by Mr. Estes for any of the following reasons: (i) a failure by the Company to pay compensation or benefits due and payable; (ii) a material adverse change in the assignment of duties or responsibilities inconsistent with those set forth in the employment agreement; (iii) a relocation of the Company’s principal office by more than 25 miles from Statesville, North Carolina without Mr. Estes’s consent; or (iv) failure by the Company to obtain agreement by a successor to assume the Estes Employment Agreement. Mr. Estes must provide the Company with written notice of his intention to terminate his employment for Good Reason and the Company will have the opportunity to cure the event or condition under clauses (i) and (ii) within 30 days of receipt of such notice.

“Change in Control” shall be deemed to have occurred if any one or more the following events occur: (i) an acquisition by any “person” or “group” of beneficial ownership of 20% or more of the total outstanding voting stock of the Company; (ii) a change in the composition of the Board of Directors of the Company such that the individuals who constitute the Board of Directors as of the Effective Date of the Estes Agreement (the “incumbent directors”) cease to constitute a majority of the Board without the consent of a majority of the incumbent directors; (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the Company’s assets to any person or entity, or any person or entity consolidates with, or merges with or into, the Company; or (iv) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

H. Andrew DeFerrari — Employment Agreement

The Company entered into an employment agreement with H. Andrew DeFerrari, effective as of July 14, 2004 and amended as of July 14, 2006 and May 28, 2010 (the “DeFerrari Employment Agreement”). Pursuant to the DeFerrari Employment Agreement, Mr. DeFerrari serves as the Chief Financial Officer of the Company. The DeFerrari Employment Agreement provides for an initial term of employment that began on July 14, 2004 and continues until July 14, 2006. The initial term is automatically renewed for additional 12-month periods unless either party gives prior notice of nonrenewal. Under the terms of the DeFerrari Employment Agreement, Mr. DeFerrari is provided with the following compensation: (i) an annual base salary of $150,000 (subject to increase by the Board of Directors); (ii) an annual bonus equal to an amount between 20% and 50% of his base salary, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; and (iii) eligibility to participate in all employee benefit plans or programs of the Company.

Termination for Cause; Resignation for Any Reason; Death and Disability.  In the event that (i) the Company terminates the executive’s employment for “Cause” (as defined below), (ii) the executive resigns his employment for any reason or (iii) the executive dies or becomes disabled, the Company will not have any obligation to pay his base salary or other compensation or to provide him any employee benefits subsequent to the date of his termination or resignation of employment.

Termination Without Cause.  In the event the Company terminates the executive’s employment without Cause, upon his execution and delivery of a waiver and release of claims, he will become entitled to receive the following payments and benefits, subject to his compliance with non-competition, non-solicitation and confidentiality covenants:

•

12 months of base salary continuation; and

•

12 months of continued medical and life insurance benefits (including benefits to eligible dependents).

Change of Control.  In the event of a Change of Control, the executive’s employment will be extended for an additional two-year period following such Change of Control and will terminate upon the earlier of (i) the second anniversary of the consummation of the Change of Control and (ii) termination of the executive’s employment under the DeFerrari Employment Agreement.  In addition, in the event the Company terminates the executive’s employment without Cause or the executive resigns his employment with the Company for Good Reason on or prior to the second anniversary following the consummation of a Change in Control, upon his execution and delivery of a waiver and release of claims, he will become entitled to receive the following payments and benefits, subject to his compliance with non-competition, non-solicitation and confidentiality covenants:

•

12 months of base salary continuation;

•

12 months of continued medical and life insurance benefits (including benefits to eligible dependents); and

•

full vesting of all outstanding equity-based awards granted by the Company to the executive pursuant to any of the Company’s long-term incentive plans.  In addition, all outstanding performance share, performance share unit and other equivalent awards granted by the Company to the executive pursuant to any of the Company’s long-term incentive plans will immediately vest at their respective target performance levels to the extent not already vested.

Defined Terms.  The following terms provided in the DeFerrari Employment Agreement are used in this description.

“Cause” means (i) entering a plea of no-contest, or being convicted of any crime, that constitutes a felony; or (ii) any willful misconduct that is injurious to the financial condition or business reputation of the Company. Additionally, in Mr. DeFerrari’s case, “Cause” also includes (x) any material breach of his duty of loyalty owed to the Company or, as a result of his gross negligence, his breach of his duty of care owed to Company; or (y) any material breach of his employment agreement or his failure or refusal to perform any material duties required by his employment agreement.

A “Change of Control” shall be deemed to have occurred with respect to the Company if any one or more of the following events occur:  (i) subject to certain exceptions, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 20% of the total outstanding voting stock of the Company; (ii) subject to certain exceptions, the individuals who constitute the Board of Directors as of May 25, 2010 cease to constitute a majority of the Board of Directors; (iii) subject to certain exceptions, a reorganization of the Company or the Company consolidates with, or merges with or into, another person or entity or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person or entity, or any person or entity consolidates with, or merges with or into, the Company; or (iv) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Resignation for “Good Reason” means termination of employment by the executive because of the occurrence of any of the following events:  (i) a failure by the Company to pay compensation or benefits due and payable to the executive in accordance with the terms of the DeFerrari Employment Agreement; (ii) a material adverse change in the assignment of duties or responsibilities inconsistent with those duties and responsibilities as set forth in the DeFerrari Employment Agreement; (iii) a relocation of the Company’s principal office by more than 25 miles from Palm Beach Gardens, Florida without the executive’s consent; or (iv) a failure by the Company to obtain agreement by a successor to assume the DeFerrari Employment Agreement in accordance with the applicable provisions of the DeFerrari Employment Agreement.

Richard B. Vilsoet — Employment Agreement

Effective as of May 5, 2005 and amended as of May 28, 2010, the Company entered into an employment agreement with Richard B. Vilsoet (the “Vilsoet Employment Agreement”). Pursuant to the Vilsoet Employment Agreement, Mr. Vilsoet serves as General Counsel of the Company. The Vilsoet Employment Agreement provides for an initial term of employment that began on May 9, 2005 and continues until May 9, 2009. The initial term is automatically renewed for additional 12-month periods unless either party gives prior notice of nonrenewal. Under the terms of the Vilsoet Employment Agreement, Mr. Vilsoet is provided with the following compensation: (i) an annual base salary of $250,000 (subject to increase by the Board of Directors); (ii) an annual bonus equal to an amount between 20% and 50% of his base salary, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; and (iii) eligibility to participate in all employee benefit plans or programs of the Company.

Termination for Cause; Resignation for Any Reason; Death and Disability.  In the event that (i) the Company terminates the executive’s employment for “Cause” (as defined below), (ii) the executive resigns his employment for any reason or (iii) the executive dies or becomes disabled, the Company will not have any obligation to pay his base salary or other compensation or to provide him any employee benefits subsequent to the date of his termination or resignation of employment.

Termination Without Cause.  In the event the Company terminates the executive’s employment without Cause upon his execution and delivery of a waiver and release of claims, he will become entitled to receive the following payments and benefits, subject to his compliance with non-competition, non-solicitation and confidentiality covenants:

•

12 months of base salary continuation; and

•

12 months of continued medical and life insurance benefits (including benefits to eligible dependents).

Change of Control.  In the event of a Change of Control, the executive’s employment will be extended for an additional two-year period following such Change of Control and will terminate upon the earlier of:  (i) the second anniversary of the consummation of the Change of Control and (ii) termination of the executive’s employment under the Vilsoet Employment Agreement.  In addition, in the event the Company terminates the executive’s employment without Cause or the executive resigns his employment with the Company for Good Reason on or prior to the second anniversary following the consummation of a Change in Control, upon his execution and delivery of a waiver and release of claims, he will become entitled to receive the following payments and benefits, subject to his compliance with non-competition, non-solicitation and confidentiality covenants:

•

12 months of base salary continuation;

•

12 months of continued medical and life insurance benefits (including benefits to eligible dependents); and

•

full vesting of all outstanding equity-based awards granted by the Company to the executive pursuant to any of the Company’s long-term incentive plans.  In addition, all outstanding performance share, performance share unit and other equivalent awards granted by the Company to the executive pursuant to any of the Company’s long-term incentive plans will immediately vest at their respective target performance levels to the extent not already vested.

Defined Terms.  The following terms provided in the Vilsoet Employment Agreement are used in this description.

“Cause” means (i) entering a plea of no-contest, or being convicted of any crime, that constitutes a felony; or (ii) any willful misconduct that is injurious to the financial condition or business reputation of the Company.

A “Change of Control” shall be deemed to have occurred with respect to the Company if any one or more of the following events occur:  (i) subject to certain exceptions, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations promulgated thereunder) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 20% of the total outstanding voting stock of the Company; (ii) subject to certain exceptions, the individuals who constitute the Board of Directors as of May 25, 2010 cease to constitute a majority of the Board of Directors; (iii) subject to certain exceptions, a reorganization of the Company or the Company consolidates with, or merges with or into, another person or entity or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person or entity, or any person or entity consolidates with, or merges with or into, the Company; or (iv) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Resignation for “Good Reason” means termination of employment by the executive because of the occurrence of any of the following events:  (i) a failure by the Company to pay compensation or benefits due and payable to the executive in accordance with the terms of the Vilsoet Employment Agreement; (ii) a material adverse change in the assignment of duties or responsibilities inconsistent with those duties and responsibilities as set forth in the Vilsoet Employment Agreement; (iii) a relocation of the Company’s principal office by more than 25 miles from Palm Beach Gardens, Florida without the executive’s consent; or (iv) a failure by the Company to obtain agreement by a successor to assume the Vilsoet Employment Agreement in accordance with the applicable provisions of the Vilsoet Employment Agreement.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about common stock of the Company that may be issued under its equity compensation plans as of July 28, 2012, including the 1998 Incentive Stock Option Plan, the 2001 Directors Stock Option Plan, the 2003 Long-Term Incentive Plan and the 2007 Non-Employee Directors Equity Plan, all of which were approved by the Company’s shareholders. No further options will be granted under the 1998 Incentive Stock Option Plan or the 2001 Directors Stock Option Plan.

Plan category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrant and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights)
Equity compensation plans approved by security holders	3,298,747	$17.08	914,180
Equity compensation plans not approved by security holders	-	-	-
TOTAL	3,298,747	$17.08	914,180

DIRECTOR COMPENSATION

Compensation of Non-Employee Directors

The Company’s compensation program for non-employee directors is designed to enable the Company to attract, retain and motivate highly qualified directors to serve on the Board of Directors. The program is also intended to further align the interests of the directors with those of the shareholders by compensating directors with a mix of cash and equity-based compensation. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors or its committees. The Compensation Committee periodically receives reports on the competitiveness of director compensation for non-employee directors from its independent compensation consultant, Compensation Strategies, and is responsible for recommending to the Board of Directors changes in director compensation.  In November 2011, at the request of the Compensation Committee, Compensation Strategies prepared a report regarding non-employee director compensation.  While this report was not a formal evaluation of the competitiveness of the Company’s non-employee director compensation program, it provided a brief overview of the current level of compensation at other comparable companies.  Based upon this report, Compensation Strategies recommended that no changes be made to the Company’s non-employee director compensation program for fiscal 2012.

Directors’ Fees.  Non-employee directors receive the following retainer fees: (i) an annual retainer fee of $35,000; and (ii) a fee of $15,000 for service as non-management Lead Director, $15,000 for service as Audit Committee chair, $7,500 for service as Compensation Committee chair, $5,000 for service as Corporate Governance Committee chair and $5,000 for service as Finance Committee chair.  These fees are paid in four quarterly installments. In addition, non-employee directors receive $2,250 for each regular or special meeting of the Board of Directors attended in person and $1,000 for each telephonic meeting.  Non-employee directors receive $1,250 for each regular meeting attended in person of the Audit, Compensation, Corporate Governance, Finance and Executive Committees, and $750 for each telephonic meeting.  All directors are reimbursed for reasonable expenses incurred in connection with all meetings.

Non-Employee Directors’ Equity Plan.  The 2007 Non-Employee Directors Equity Plan, adopted in November 2007 and last amended in September 2011, provides for the grant of (i) an annual equity award to each continuing non-employee director as of the date of the Company’s annual general meeting of shareholders and (ii) an equity award upon a new non-employee director’s initial election or appointment to the Board of Directors. The 2007 Non-Employee Directors Equity Plan permits the grant of awards consisting of non-qualified stock options, shares of restricted stock, restricted stock units and deferred restricted stock units. In each case, the value, type and terms of such awards are approved by the Board of Directors based on the recommendation of the Compensation Committee. For fiscal 2012, each continuing director was granted 3,616 options to acquire shares of common stock of the Company which vest, subject to continuing service, ratably over four years following the grant date. Additionally, each director received 2,335 restricted stock units which vest, subject to continuing service, ratably over three years following the grant date. Pursuant to the 2007 Non-Employee Directors Equity Plan, non-employee directors who do not beneficially own at least 10,000 shares of Company common stock or restricted stock units must receive at least 60% of their annual retainer(s) in restricted shares of Company common stock or restricted stock units, at the Company’s discretion. Non-employee directors may elect to receive up to 100% of such retainer(s) in restricted shares of Company common stock or restricted stock units. The number of shares of restricted stock or restricted stock units to be granted to a non-employee director is determined by (i) dividing (a) the U.S. dollar amount of the director’s annual retainer(s) elected to be received in the form of restricted stock or restricted stock units by (b) the fair market value of a share of the Company’s common stock on the date such fees are payable and (ii) rounding up to the nearest whole share of common stock. Non-employee directors are permitted to defer settlement of their restricted stock units until the earlier of their termination of service on the Board of Directors for any reason and a date specified by such director. Under the 2007 Non-Employee Directors Equity Plan, 550,000 shares of common stock are authorized for issuance and, as of July 28, 2012, the Company had 245,711 shares available for future awards under the plan.

Director Compensation Table

The following table sets forth the compensation for the non-employee members of the Board of Directors for the fiscal year ended July 28, 2012.

Name(1)	Fees Earned or Paid in Cash(4)(6) ($)	Stock Awards(5)(6) ($)	Option Awards(5)(6) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas G. Baxter	$75,000	$44,061	$40,952	$-	$-	$-	$160,013
Charles M. Brennan, III	$78,026	$44,061	$40,952	$-	$-	$-	$163,039
James A. Chiddix(2)	$34,500	$-	$-	$-	$-	$-	$34,500
Charles B. Coe	$79,000	$44,061	$40,952	$-	$-	$-	$164,013
Stephen C. Coley	$82,269	$44,061	$40,952	$-	$-	$-	$167,282
Dwight B. Duke(3)	$19,630	$58,513	$40,952	$-	$-	$-	$119,095
Patricia L. Higgins	$73,250	$44,061	$40,952	$-	$-	$-	$158,263

(1)

As a Company employee, Mr. Nielsen is not separately compensated for his service on the Board of Directors.  His compensation is included in the Summary Compensation Table on page 33 of this Proxy Statement.

(2)

Mr. Chiddix retired from the Board of Directors effective November 22, 2011.  Upon Mr. Chiddix’s resignation, he forfeited 11,006 stock option awards with vesting dates ranging from November 20, 2012 through November 25, 2014.

(3)

Mr. Duke was elected as a director effective November 22, 2011.

(4)

Under the 2007 Non-Employee Directors Equity Plan, non-employee directors who do not beneficially own at least 10,000 shares of Company common stock or restricted stock units (“RSUs”) must receive at least 60% of their annual retainer(s) in shares of common stock or RSUs, at the Company’s discretion. Additionally, non-employee directors may elect to receive up to 100% of such retainer(s) in shares of common stock or RSUs, as determined by the Company.  Each RSU entitles the recipient to one share of the Company's common stock upon settlement.  The amounts in this column represent the fees that were earned or paid in cash plus the grant date fair value of restricted shares for the annual retainer(s) which the director elected to receive in restricted shares during fiscal 2012. For fiscal 2012, the total number of restricted shares and aggregate grant date fair value which were elected by non-employee directors to be paid in shares and therefore included in this column is as follows: Charles M. Brennan, III, 1,369 shares having an aggregate grant date fair value of $25,027; Stephen C. Coley, 2,723 shares having an aggregate grant date fair value of $55,018 and Dwight B. Duke, 430 shares having an aggregate grant date fair value of $9,630.

(5)

As required by SEC rules, amounts in these columns present the aggregate grant date fair value of stock and option awards granted during fiscal 2012 computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation - Stock Compensation (“FASB ASC 718”).  The stock awards exclude the amounts a director elected to receive in restricted shares or RSUs in lieu of their annual cash retainer(s) as described in footnote (4) above. See Note 14 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2012, regarding assumptions underlying valuation of equity awards.  The options vest, subject to continuing service, ratably over four years following the grant date. The stock awards vest, subject to continuing service, ratably over three years following the grant date.  These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options).

(6)

The following table shows the grant date fair value of shares of restricted stock, RSUs and stock options granted to directors during fiscal 2012 computed in accordance with FASB ASC 718. See Note 14 to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2012, regarding assumptions underlying valuation of equity awards.

Name	Grant Date	Grant Date Fair Value of Restricted Stock/Unit Awards	Grant Date Fair Value of Stock Option Awards
Thomas G. Baxter	11/22/2011	$44,061	$40,952
Charles M. Brennan, III	8/1/2011	$12,514	$-
	10/31/2011	$12,513	$-
	11/22/2011	$44,061	$40,952
Charles B. Coe	11/22/2011	$44,061	$40,952
Stephen C. Coley	8/1/2011	$13,756	$-
	10/31/2011	$13,756	$-
	11/22/2011	$44,061	$40,952
	1/30/2012	$13,753	$-
	4/30/2012	$13,753	$-
Dwight B. Duke	11/22/2011	$44,061	$40,952
	1/30/2012	$15,303	$-
	4/30/2012	$8,771	$-
Patricia L. Higgins	11/22/2011	$44,061	$40,952

As of July 28, 2012, each non-employee director had the following aggregate number of outstanding unvested restricted stock units and outstanding unexercised stock options:

Name	Outstanding Unvested Restricted Stock Units	Outstanding Stock Options*
Thomas G. Baxter	4,691	35,458
Charles M. Brennan, III	4,691	46,291
Charles B. Coe	4,691	43,125
Stephen C. Coley	4,691	49,291
Dwight B. Duke	2,335	3,616
Patricia L. Higgins	4,691	30,895

*   Includes vested and unvested stock options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information about the beneficial ownership of the Company’s common stock as of October 1, 2012 by each person known to the Company that beneficially owns more than five percent (5%) of the Company’s outstanding common stock, each of the Company’s directors and director nominees, each of the current Named Executive Officers identified in the Summary Compensation Table on page 33 of this Proxy Statement, and all directors, director nominees and executive officers as a group. Shares of the Company’s common stock that an individual or group has a right to acquire within 60 days after October 1, 2012 pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for computing the percentage ownership of any other person or group shown in the table. Except as otherwise noted, to the Company’s knowledge, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent Ownership of Common Stock Beneficially Owned

5% Stockholders:

BlackRock, Inc.	2,605,071 (1)	8.00%
40 East 52nd Street, New York, New York 10022

Dimensional Fund Advisors LP	2,348,777 (2)	7.21%
Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746

The Vanguard Group, Inc.	1,811,726 (3)	5.60%
100 Vanguard Boulevard, Malvern, Pennsylvania 19355

Directors and Executive Officers:
Thomas G. Baxter	50,724 (4)	*
Charles M. Brennan, III	103,183 (5)	*
Charles B. Coe	69,323 (6)	*
Stephen C. Coley	76,795 (7)	*
Dwight B. Duke	3,256(8)	*
Patricia L. Higgins	36,949 (9)	*
Steven E. Nielsen	908,019 (10)	2.79%
Timothy R. Estes	367,943 (11)	*
H. Andrew DeFerrari	80,133 (12)	*
Richard B. Vilsoet	88,007 (13)	*
All directors, director nominees and executive officers as a group (10 persons)	1,784,332(14)	5.48%

*

Less than 1% of the outstanding common stock.

(1)

Based solely on information contained in a Schedule 13G/A filed with the SEC on February 13, 2012 by BlackRock, Inc. (“BlackRock”) and its subsidiaries that reports that BlackRock exercises sole voting and dispositive power over all 2,605,071 shares.

(2)

Based solely on information contained in a Schedule 13G filed with the SEC on February 10, 2012 by Dimensional Fund Advisors LP (“Dimensional”).  The Schedule 13G indicates that (i) Dimensional is the beneficial owner of 2,348,777 shares as a result of acting as an investment adviser to various investment companies, commingled group trusts and separate accounts, and (ii) the shares beneficially owned by Dimensional include 2,267,433 shares over which Dimensional exercises sole voting power and 2,348,777 shares over which Dimensional exercises sole dispositive power.

(3)

Based solely on information contained in a Schedule 13G filed with the SEC on February 9, 2012 by The Vanguard Group, Inc. (“Vanguard”), Vanguard beneficially owns 1,811,726 shares.  The Schedule 13G indicates that (i) Vanguard has sole dispositive power over 1,758,010 shares, and shared dispositive power over 53,716 shares, and (ii) Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, has sole voting power over 53,716 shares.

(4)

Includes 27,909 shares of common stock that may be acquired through the exercise of stock options and 1,956 shares of common stock underlying unvested time vesting restricted stock units.

(5)

Includes  38,742 shares of common stock that may be acquired through the exercise of stock options and 1,956 shares of common stock underlying unvested time vesting restricted stock units.

(6)

Includes 35,576 shares of common stock that may be acquired through the exercise of stock options and 1,956 shares of common stock underlying unvested time vesting restricted stock units.

(7)

Includes 41,742 shares of common stock that may be acquired through the exercise of stock options and 1,956 shares of common stock underlying unvested time vesting restricted stock units.

(8)

Includes 904 shares of common stock that may be acquired through the exercise of stock options and 778 shares of common stock underlying unvested time vesting restricted stock units.

(9)

Includes 23,346 shares of common stock that may be acquired through the exercise of stock options and 1,956 shares of common stock underlying unvested time vesting restricted stock units.

(10)

Includes 303,154 shares of common stock that may be acquired through the exercise of stock options and 22,365 shares of common stock underlying unvested performance vesting restricted stock units.

(11)

Includes 240,000 shares of common stock that may be acquired through the exercise of stock options and 13,977 shares of common stock underlying unvested performance vesting restricted stock units.

(12)

Includes 61,250 shares of common stock that may be acquired through the exercise of stock options.

(13)

Includes 66,250 shares of common stock that may be acquired through the exercise of stock options.

(14)

Includes 838,873 shares of common stock that may be acquired through the exercise of stock options and 46,900 shares of common stock underlying unvested time vesting and performance vesting restricted stock units for all directors, the director nominee and executive officers as a group.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors has adopted a written policy and procedures for the review of all transactions in which the Company is a participant and any director or nominee, executive officer or security holder of more than five percent of our common stock (or, in the case of the foregoing persons, their immediate family members) has a direct or indirect financial interest (each a “related person transaction”).

A member of the Board of Directors or any of our executive officers proposing to enter into such transaction must report the proposed related person transaction to the Company’s General Counsel or Vice President of Internal Audit. The policy calls for the proposed related person transaction to be reviewed, and if deemed appropriate, approved by the Audit Committee. Generally, the Audit Committee will approve the transaction if the Audit Committee determines the transaction is beneficial to the Company and contains the same or reasonably comparable terms as would be obtained in an arm’s-length transaction with an unrelated third party.

Neither the Company nor any of its subsidiaries has engaged in any related party transaction since the beginning of the last fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent (10%) of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Our officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based solely on our review of such reports, or written representations from persons required to file such reports, the Company believes that all such Section 16(a) filing requirements were satisfied during fiscal year 2012.

AUDIT COMMITTEE REPORT

The Audit Committee (the “Committee”) of the Company’s Board of Directors consists of four directors, all of whom meet the independence standards of the NYSE and the applicable rules of the U.S. Securities and Exchange Commission. The Committee operates in accordance with a written charter adopted by the Board of Directors. The Committee reviews the charter on an ongoing basis and a copy, which has been approved by the Board of Directors, is available on the Company’s website at www.dycomind.com.

The Committee’s primary responsibility is to assist the Board of Directors in fulfilling its responsibility for oversight of (a) the quality and integrity of the Company’s financial statements and related disclosures, internal controls and financial reporting, (b) the Company’s compliance with applicable legal and regulatory requirements, (c) the Company’s independent auditors’ qualifications, independence and performance and (d) the performance of the Company’s internal audit and control functions.

Management has the primary responsibility for preparing the Company’s consolidated financial statements and the overall financial reporting process, including maintaining the Company’s system of internal accounting controls. The Company’s independent auditors, Deloitte & Touche LLP (“Deloitte”), have the responsibility for auditing the Company’s financial statements and issuing opinions as to the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, and the effectiveness of the Company’s internal control over financial reporting. The Committee monitors and oversees this process.

The Committee reviewed the Company’s audited consolidated financial statements and the results of the audits relating to the Company’s internal control over financial reporting for the 2012 fiscal year, and discussed those matters with management and Deloitte. During the 2012 fiscal year, the Committee also discussed the interim financial information contained in each quarterly earnings announcement with management and Deloitte prior to public release. In addition, the Committee regularly discussed with management, the internal auditors and Deloitte the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing and the quality of the Company’s financial reporting. The Committee regularly meets separately with management, the Company’s internal auditors and Deloitte. The Committee reviewed with both the independent and internal auditors their audit plans, audit scope, and the identification of audit risks. The Committee also discussed with the independent auditors all matters required by Public Company Accounting Oversight Board (United States) AU Section No. 380, as currently in effect.

As part of the Committee’s oversight responsibilities of the audit process, the Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Deloitte any relationships that may impact their objectivity and independence from the Company and from management of the Company.

Based on the aforementioned reviews and discussions, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2012 for filing with the United States Securities and Exchange Commission. The Committee also approved the appointment of Deloitte as the Company’s independent auditors for the 2013 fiscal year.

Audit Committee

Charles M. Brennan, III, Chair

Charles B. Coe

Stephen C. Coley

Patricia L. Higgins

PROPOSAL 2

APPROVAL OF

THE DYCOM INDUSTRIES, INC.

2012 LONG-TERM INCENTIVE PLAN

Introduction

At an October 4, 2012 meeting, the Compensation Committee unanimously approved the Dycom Industries, Inc. 2012 Long-Term Incentive Plan (the “2012 Plan”).  The 2012 Plan was subsequently adopted by the Board of Directors and is subject to the approval of the Company’s shareholders at the Annual Meeting.

If approved by the Company’s shareholders, the 2012 Plan will become effective on November 20, 2012 and no new awards will be made under the Dycom Industries, Inc. 2003 Long-Term Incentive Plan (the “2003 LTIP”), which is the current equity compensation plan for Company employees.  Existing awards under the 2003 LTIP will remain in full force and effect in accordance with their terms.  Upon approval of the 2012 Plan, 3,000,000 shares of common stock will become available for issuance to eligible employees.  No shares will be carried over from the 2003 LTIP.  If the 2012 LTIP is not approved, the 2003 LTIP will remain available for new grants to the extent shares remain available.

The Board recommends that shareholders approve the 2012 Plan for the reasons set forth below.

Timing of Proposal

The Company has not requested any additional authorized shares under any employee equity compensation plan since 2006. The Company projects that the number of authorized shares remaining for issuance under the 2003 LTIP will likely run out within the next 12 months.  Accordingly, the Company believes that it is timely to adopt the 2012 Plan and authorize 3,000,000 shares for issuance to enable the Compensation Committee to continue to grant equity awards, which is a key component of the Company’s executive compensation program.

Shareholder approval of the 2012 Plan is required under the rules of the New York Stock Exchange.  In addition, shareholder approval is necessary to provide the Compensation Committee with the flexibility to grant incentive stock options and certain awards that qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code.  See “Shares Subject to Plan; Maximum Awards” below for more information.

Management Support of Proposal

The 2012 Plan is key to the Company’s pay-for-performance philosophy.  Similar to the 2003 LTIP, the 2012 Plan provides for the grant of stock options, restricted stock, restricted stock units (“RSUs”) and performance shares and units (“Performance-Based Awards”).  Adopting the 2012 Plan align the interests of the Company’s employees and shareholders and promote a culture of Company ownership (which is more fully described in the section entitled “Compensation Discussion and Analysis” beginning on page 14 of this Proxy Statement) and will enable the Compensation Committee to continue to grant awards that promote the Company’s long-term success and increase shareholder value.  Equity incentive awards are a key component of the Company’s pay-for-performance compensation philosophy.  In fiscal 2012, approximately 49% of the total target direct compensation granted to the Company’s executive officers was in the form of equity compensation.

The 2012 Plan is instrumental in attracting, retaining and motivating top talent.   Attracting, retaining and motivating talented executives and employees are essential to executing the Company’s business strategy.  Equity-based awards are highly valued by Company employees.  Executive and key employee turnover is low, which, in part, reflects the success and retention value of the long-term equity compensation program.  Moreover, the Company’s executives are encouraged to hold, and have historically held, a significant portion of their equity awards for extended periods, thereby ensuring that they have a meaningful stake in future Company performance and aligning their interests with those of long-term shareholders.

The Company is requesting shareholders approve a limited number of shares.  Although the 2012 LTIP has a ten-year term, the Company is only asking shareholders to approve a number of shares equal to its anticipated needs over the next three years, to 2016.  This approach provides shareholders with the opportunity to review and consider the long-term equity compensation program and grant practices before authorizing additional shares.

The Company has demonstrated effective management of its equity plans.  The Board believes that the effective use of equity awards provides a direct link between executive compensation and long-term shareholder value.   Over the years, the Company has demonstrated effective management of the shares granted to executive officers and employees that shareholders have approved under the Company equity plans, and has not requested any additional authorized shares since 2006.  Over the last three fiscal years, equity-related compensation expense has averaged under 2% of total compensation expense.

The Company’s burn rate meets ISS’s burn rate test and is within industry standards.  The Company’s equity grant practices are within industry standards. The Company has satisfied Institutional Shareholder Service’s (“ISS”) burn rate (equity awards granted each year as a percentage of weighted average shares outstanding).  The Company’s historical three-year average burn rate of 2.78% is below ISS’s prescribed industry cap of 2.93%, despite the Company’s repurchasing 6,462,802 shares of common stock in the open market during this period.  The Company believes that burn rate is a relevant and objective measure of dilution for shareholders as it seeks to continue existing grant practices going forward.

There are certain important qualitative factors to be considered when reviewing the Company’s outstanding equity awards.  As of October 1, 2012, there were 4,023,597 shares underlying outstanding awards made under Company equity incentive plans available to officers and employees.  These awards include 3,059,521 stock options, 767,106 performance vesting restricted stock units and 196,970 time vesting restricted stock units.  These awards, together with the authorized shares available for grant under the 2003 LTIP, are referred to as “overhang,” a term used by ISS and others as a measure of value transferred to Company officers and employees.  In analyzing the overhang at October 1, 2012, it is important to consider a number of qualitative factors that significantly reduce the likelihood that the value represented by the awards will be realized by officers and employees:

•

72,640 outstanding stock options are in-the-money and are scheduled to expire on November 25, 2012.

•

For the fiscal 2012 performance period, 137,918 shares are reserved for supplemental awards in connection with grants of performance vesting restricted stock units, 36,342 of which will be cancelled in October 2012 and the remaining will be cancelled in December 2012 as a result of the Company’s failure to achieve the three year performance goals established by the Compensation Committee for the payout of such supplemental awards.

•

245,635 shares are reserved for supplemental awards that would be issued in future years if the three year performance criteria are met under awards of performance vesting restricted stock units.  During the last six years the Company has not issued supplemental awards in connection with grants of performance vesting restricted stock units because the performance goals established by the Compensation Committee for the payout of the supplemental units has not been achieved.  There is a low likelihood that a significant number of these shares will be issued based on the level of Company performance in relation to the goals established by the Compensation Committee.

•

951,885 out-of-the-money stock options with a weighted average exercise price of $30.46 per share are scheduled to expire over the next two years.

The 2012 Plan is responsive to shareholder concerns in key governance areas.  Since shareholders last approved an equity compensation plan for employees (the 2003 LTIP), there have been a number of developments with respect to plan design and corporate governance practices that are included in the 2012 Plan to ensure it is representative of the current practices of the Company’s compensation peer group and the general market.  The 2012 Plan (i) prohibits stock option re-pricing and the buyout of underwater options without shareholder approval, (ii) provides for minimum vesting periods, (iii) prohibits granting dividend equivalent rights on unearned performance-based awards and (iv) does not provide for automatic vesting of equity awards upon a change in control.

Summary of the Dycom Industries, Inc. 2012 Long-Term Incentive Plan

The following is a general description of the material terms of the 2012 Plan. The complete text of the 2012 Plan is set forth in Appendix A to this Proxy Statement, and shareholders are urged to review it together with the following information, which is qualified in its entirety by reference to Appendix A.

Purposes.    The purpose of the 2012 Plan is to attract, retain and motivate key employees and officers of the Company and its subsidiaries, to promote the long-term success of the Company and to increase shareholder value by providing eligible key employees and officers of the Company and its subsidiaries with incentives to contribute to the long-term growth and profitability of the Company.

Eligibility.    The Compensation Committee may grant awards under the 2012 Plan to key employees and officers with the potential to contribute to the future success of the Company.  Approximately 225 employees, including officers, received awards in fiscal 2012.  Members of the Board are not eligible for awards.

Shares Subject to Plan; Maximum Awards.    The maximum number of shares authorized under the 2012 Plan is 3,000,000.  Section 162(m) of the Internal Revenue Code (the “Code”) requires, among other things, that the maximum number of shares awarded to specified executive officers under the 2012 Plan must be approved by stockholders in order for the awards to be eligible for treatment as “qualified performance-based compensation” that is not subject to the $1 million limitation on tax deductibility for compensation paid to these officers.  In addition, Section 422 of the Code requires, among other things, that the maximum number of incentive stock options awarded to employees must be approved by shareholders in order for the awards to be eligible for treatment as incentive stock options.  Accordingly, the maximum number of shares subject to awards (including incentive stock options) that may be granted to any individual during a calendar year is 400,000 shares and the maximum dollar amount with respect to awards denominated in cash is $1,500,000.  Shares delivered under the plan may be (i) authorized but unissued shares, (ii) treasury shares, (iii) shares purchased on the open market or by private purchase or (iv) any combination thereof.

If any shares subject to an award are forfeited, expire unexercised or otherwise terminate without the delivery of shares, then the shares will again be available for award under the 2012 Plan.  Shares surrendered for the payment of the exercise price of an award or the withholding of taxes or shares not issued or delivered as a result of the net settlement of an award may not again be made available for grant under the plan.  Any awards made and any shares delivered upon the assumption of or in substitution for an award previously granted by an entity acquired by the Company in a corporate transaction will not be counted against shares available for grant under the plan.

Awards.    Awards may include: (1) options to purchase Company common stock, including incentive stock options, non-qualified stock options or both; (2) RSUs; (3) Performance-Based Awards; or (4) other equity-based or equity-related awards awards not specifically provided for above. The closing price of the Company’s common stock on the New York Stock Exchange on October 1, 2012 was $14.15.

Stock Options.    The 2012 Plan authorizes the issuance of both incentive stock options, as defined in Section 422 of the Code, and nonqualified stock options.  The exercise price or purchase price per common share underlying a stock option will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of a share of common stock on the date of grant.  The vesting schedule of a stock option will be determined by the Compensation Committee at the date of grant and set forth in an award document, provided that, subject to earlier termination or forfeiture, the vesting period shall be not less than three years.

Restricted Stock/RSUs.    An RSU consists of a contractual right to receive one share of Company common stock following the applicable vesting period for no consideration other than the provision of services.  Restricted Stock represents one share of Company common stock that is transferred to a participant following the applicable vesting period for no consideration other than the provision of services.  The vesting schedule of Restricted Stock or RSUs will be determined by the Compensation Committee at the date of grant and set forth in an award document, provided that, subject to earlier termination or forfeiture, the vesting period shall be not less than three years.

Performance-Based Awards.    The Compensation Committee may determine whether any Performance-Based Award granted under the 2012 Plan is intended to be “qualified performance-based compensation” as defined in Section 162(m) of the Code. Any such awards will be subject to the requirements of Section 162(m).  The performance goals that may be used by the Compensation Committee for such awards will be based on the financial goals and quantifiable non-financial goals set forth below.  The performance period applicable to a Performance-Based Award may not be less than one year.  If a participant’s performance exceeds the target performance goals, awards may be greater than the target award, but may not exceed 200% of such participant’s target award.

Performance Goals.    To the extent that Performance-Based Awards or other awards granted under the 2012 Plan are intended to be “qualified performance-based compensation” under Section 162(m) of the Code, and therefore to be fully deductible by the Company, the financial performance measures that may be used by the Compensation Committee are as follows:

Financial Performance Measures
Assets	Market capitalization
Basic or diluted earnings per share	Net income before asset impairment charges and certain other expenses
Basic or diluted earnings per share growth	Net revenue
Basic or diluted earnings per share before asset impairment charges and certain other expenses	Operating cash flow
Basic or diluted earnings per share growth before asset impairment charges and certain other expenses	Operating income
Capital expenditures	Operating income growth
Cash flow	Operating margin
Cash flow return on investment	Operating income before asset impairment charges and certain other expenses
Cash value added	Operating revenue
Contract backlog	Pre-tax income
Contract revenues	Pre-tax income before asset impairment charges and certain other expenses
Days sales outstanding (accounts receivable)	Pre-tax operating income
Days sales outstanding (accounts receivable and work in progress)	Return on assets
Debt-free working capital	Return on equity
Debt level	Return on invested capital
Earnings before interest and taxes	Return on investment
Earnings before interest, taxes, depreciation and amortization	Return on net assets
Earnings before interest and taxes, asset impairment charges and certain other expenses	Return on tangible net assets
Earnings before interest, taxes, depreciation and amortization, asset impairment charges and certain other expenses	Return on tangible net worth
Economic value added	Revenue growth
Effective tax rate	Share price
Expense management	Tangible net assets
Free cash flow	Tangible net worth
Gross margin	Total shareholder return

Financial Performance Measures
Customer satisfaction	Objective individual performance goals
Development and execution of strategic initiatives	Safety performance

Performance measures may be described in terms of objectives that are related to the individual participant or objectives that are company-wide or related to a subsidiary, division or business unit or any combination of the foregoing and may be measured on an absolute or cumulative basis, an annualized or compound annual basis, or on the basis of percentage of improvement over time.  The performance measures may also be measured in terms of company performance (or performance of the applicable subsidiary, division or business unit or any combination of the foregoing) or measured relative to selected peer companies or a market or other index.

Other Awards.    The Compensation Committee may also grant other forms of equity-based or equity-related awards not described above.  Such awards may provide for cash payments based in whole or in part on the value or future value of the Company’s common stock, for the acquisition or future acquisition of Company common stock, or any combination thereof.

Dividend Equivalents.    Dividend equivalents may be awarded in the event the Company pays a regular cash dividend with respect to the common stock and will be paid at the time the award is settled, provided that dividend equivalents may not be awarded on unearned Performance-Based Awards.

Termination of Employment or Change in Control.  The Compensation Committee will specify, at or after the time of grant of an award, the effect, if any, that a participant’s termination of employment or a change in control of the Company will have on the disposition, vesting, exercisability, settlement or lapse of restrictions applicable to an award.

Administration.     Subject to the terms of the 2012 Plan, the Compensation Committee (or such other committee designated by the Board) will have broad discretionary authority to determine the terms and conditions of awards made under the plan, and construe and interpret the terms of the plan and any awards.

Amendment and Termination of the Plan.    The  Board or the Compensation Committee may amend, modify, suspend or terminate the 2012 Plan at any time, except as provided by applicable law or stock exchange rule that require shareholder approval for certain amendments.  No action may materially and adversely alter or impair a participant's rights with respect to previously granted awards without his or her consent.  Notwithstanding the foregoing, no stock option may be repriced, regranted through cancellation or otherwise amended to reduce the applicable exercise price without the approval of the Company's shareholders.

Certain Restrictions.    No award will be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  However, the Compensation Committee may permit the transfer of an award for no consideration to a permitted transferee. During a participant's life time, a stock option or other award will be exercisable only by the participant or by a permitted transferee.

Adjustments.  The existence of the 2012 Plan and any award document does not affect or restrict the right of the Company to effect corporate changes or acts. In the event of any change in the outstanding common stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the common stock, the Compensation Committee, in its discretion, may make (i) such proportionate adjustments as it considers appropriate to prevent diminution or enlargement of the rights of participants with respect to the aggregate number of shares of common stock for which awards may be granted, the number of shares of common stock covered by each outstanding award and the exercise prices in respect thereof and/or (ii) such other adjustments as it deems appropriate.

Term.  If the 2012 Plan is approved by shareholders, it will remain in effect until November 20, 2022, unless earlier terminated by the Board.  No awards may be granted under the Long-Term Plan after November 20, 2022.

New Plan Benefits.  No awards have been granted under the 2012 Plan.  Because the grant of awards is within the discretion of the Compensation Committee and dependent on the future price of the stock, benefits under the plan are not currently determinable.

U.S. Federal Income Tax Information

The following is a brief description of the federal income tax consequences generally arising with respect to certain awards that may be granted under the 2012 Plan based on current tax laws.  The summary does not include any state, local or foreign tax laws.  This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the 2012 Plan.

Nonqualified Stock Options.    There will be no federal income tax consequences to a participant upon the grant of a nonqualified stock option and the Company will not take a deduction.  Upon the exercise of a nonqualified stock option a participant will realize ordinary income in an amount equal to the excess of the fair market value of the option shares received upon exercise of the option over the exercise price, and the Company will be allowed a corresponding deduction.  Any gain that a participant realizes upon the subsequent disposition of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.  Nonqualified options may qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

Incentive Stock Options.    There typically will be no federal income tax consequences to a participant upon the grant or exercise of an incentive stock option and the Company will not take a deduction.  If the participant holds the option shares for the required holding period of at least two years after the date of grant or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the participant disposes of the option shares before the required holding period ends, he or she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise (or the sale price of the shares sold in the disqualifying disposition, if less) over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount.  While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant’s alternative minimum tax.  Incentive stock options may qualify as “qualified performance-based compensation” under Section 162(m).

Restricted Stock and Restricted Share Units.  The federal income tax consequences of awards of restricted stock are generally governed by Section 83 of the Code.  Generally, a participant will not be taxed on an award of restricted stock until the award vests, unless the participant makes an election under Section 83(b) of the Code to be subject to taxation upon grant, rather than upon vesting. If the election is made, the participant will be subject to taxation on the fair market value of the shares on the date of grant.

If a participant does not make a Section 83(b) election, the participant will be subject to taxation based on the fair market value of the shares included in the award at the time of vesting.  The amount recognized as income by a participant, whether in connection with a Section 83(b) election or at the time of vesting, will be subject to ordinary income tax at the rates in effect at that time and will also be subject to all applicable employment tax withholdings.  In general, the Company receives an income tax deduction at the same time and in the same amount that is taxable to a participant as compensation, except as limited by Section 162(m) of the Code.  Any capital gain or loss recognized by a participant will be either long term or short term.

A participant generally will not recognize income, and the Company will not be allowed a tax deduction, when he or she is awarded RSUs or when dividend equivalents are credited on his or her behalf.  Participants will recognize ordinary income in an amount equal to the fair market value of the shares that are delivered when their RSUs are settled.  The Company will generally be entitled to a tax deduction of the same amount, except as limited by Section 162(m).

Performance-Based Awards.    A participant will not recognize income at the time Performance-Based Awards are granted and the Company will not be allowed a tax deduction. When the participant receives payment of the Performance-Based Awards, the amount of cash and the fair market value of any common shares received will be ordinary income to the participant, and the Company will be allowed a corresponding tax deduction at that time, except as limited by Section 162(m).

Upon the sale of the shares by the participant, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending upon how long the shares are held by the participant.

Recommendation of the Board of Directors

The Board of Directors has unanimously approved the Dycom Industries, Inc. 2012 Long-Term Incentive Plan and recommends that Shareholders vote “FOR” the approval of the Dycom Industries, Inc. 2012 Long-Term Incentive Plan.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT AUDITOR

General

Deloitte & Touche LLP has been appointed by the Audit Committee of the Board of Directors to serve as the Company’s independent auditor for fiscal 2013. Shareholder ratification of this appointment is not required by the Company’s By-laws or otherwise; however, the Board of Directors considers a proposal for shareholders to ratify the appointment to be an opportunity for shareholders to provide direct feedback to the Audit Committee on an important aspect of corporate governance and good corporate practice. If shareholders fail to ratify the appointment, the Audit Committee will consider whether it is appropriate to select another registered independent public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different registered independent public accounting firm at any time during the year if the Audit Committee believes this change would be in the best interest of the Company and its shareholders.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting for the purposes of responding to shareholders’ questions and making statements that they consider appropriate.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal 2013.

Principal Accounting Firm Fees

Aggregate fees billed for the fiscal years ended July 28, 2012 and July 30, 2011 by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates are as follows:

	2012	2011

Audit Fees (a)	$2,275,900	$2,049,817
Audit-Related Fees (b)	44,940	—
Tax Fees (c)	101,319	27,000
All Other Fees (d)	—	—
Total	$2,422,159	$2,076,817

(a)

Audit Fees for each of fiscal 2012 and 2011 consist of fees and expenses for professional services in connection with the audit of the annual financial statements, reviews of our quarterly reports filed on Form 10-Q and reviews of registration statements and other periodic filings with the SEC. Amounts also include fees for the audit of the Company’s internal control over financial reporting, as promulgated by Section 404 of the Sarbanes-Oxley Act. Audit fees for fiscal 2011 have been adjusted to reflect an additional $169,817 for professional services in connection with the review of certain registration statements not previously reflected as part of such fees.

(b)

Audit-Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and internal control over financial reporting.

(c)

Tax Fees include fees for tax research and tax advice.

(d)

All Other Fees are fees for any services not included in the first three categories.

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Company’s independent auditor fee pre-approval policy provides for an annual process through which the Audit Committee evaluates and pre-approves the nature, scope and fees associated with the annual audit of the Company’s financial statements and other audit related services. The Audit Committee pre-approves all other audit and permissible non-audit services provided by the Company’s independent auditors on a case-by-case basis. These services may include audit services, audit-related services, tax services and other permissible services.

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the rules of the SEC, the Company is required to provide shareholders with a non-binding advisory vote to approve the compensation of the Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

The Company’s executive compensation program has been designed to attract, motivate and retain high quality executives; align the financial interests of those executives with the financial interests of the Company’s shareholders; and reward executive actions that support the Company’s business goals and enhance long-term shareholder returns.  As a result, the program links the compensation of Named Executive Officers, including the Chief Executive Officer, with the Company’s performance by placing a substantial amount of total executive compensation, including compensation of the Chief Executive Officer, “at risk” based on the performance of the Company and the executive.

The Company seeks to implement and maintain sound compensation governance practices to ensure adherence to its pay-for-performance philosophy while appropriately managing risk and aligning the executive compensation program with the financial interests of shareholders.  The principal practices include (i) stock ownership guidelines that require the Chief Executive Officer and the non-employee directors to own specified amounts of Company common stock; (ii) shareholding requirements for the Named Executive Officers (other than the Chief Executive Officer) with respect to time vesting restricted stock unit awards granted under the 2003 Long-Term Incentive Plan; (iii) risk mitigation through caps on maximum annual cash incentive awards that may be paid to the Named Executive Officers; and (iv) providing a significant portion of the compensation of the Named Executive Officers in the form of long-term incentive opportunities, with a cap on the maximum number of performance vesting restricted stock units that may be paid out. The Compensation Committee regularly reviews the Company’s executive compensation program to ensure alignment with its business strategy and compensation philosophy.

Shareholders are urged to read the section entitled Compensation Discussion and Analysis (“CD&A”) beginning on page 14 of this Proxy Statement, as well as the 2012 Summary Compensation Table and related compensation tables and narrative, appearing on pages 33 through 37 of this Proxy Statement, which provide detailed information on the Company’s compensation policies and practices and the compensation of the Named Executive Officers.

For the reasons highlighted above, and more fully discussed in the CD&A, the Board unanimously recommends a vote for the following resolution:

“RESOLVED, that the shareholders approve the compensation of the Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative disclosure in this Proxy Statement.”

Shareholders may vote “for” or “against” this proposal, or may abstain from voting. Although the vote on this Proposal 4 is advisory and non-binding, the Compensation Committee and the Board of Directors will review the voting results on the proposal and will consider shareholder views in connection with the Company’s executive compensation program.

Recommendation of the Board of Directors

The Board of Directors recommends that Shareholders vote “FOR” the resolution approving, on a non-binding advisory basis, the Named Executive Officer compensation.

ADDITIONAL INFORMATION

Proposals For Fiscal Year 2013 Annual Meeting of Shareholders

Submission of Proposals for Inclusion in 2013 Proxy Materials.  Proposals that shareholders intend to present at the 2013 Annual Meeting of Shareholders must be received by the Secretary of the Company on or before June 12, 2013 to be considered for inclusion in the Company’s proxy materials for that meeting.  If the date of our 2013 Annual Meeting of Shareholders is changed by more than 30 days from the date of the 2012 Annual Meeting of Shareholders, such proposals must be received a reasonable time before the Company sends out proxy material for its 2013 Annual Meeting of Shareholders.

Advance Notice Provisions under By-laws.  Shareholders who desire to propose an item of business for action at an annual meeting of shareholders (other than proposals submitted by inclusion in the Proxy Statement), including the election of a director, must follow certain procedures set forth in the Company’s By-laws. In general, written notice must be received by the Secretary of the Company not less than ninety (90) days or more than one hundred twenty (120) days before the anniversary date of the immediately preceding annual meeting of shareholders. The notice should contain a brief description of the proposal and the reason for conducting such business; the name and address of the shareholder proposing such business, as it appears in our books; the class and number of shares of the Company that are beneficially owned by the shareholder; and any financial interest of the shareholder in such business. Shareholders should, however, consult the Company’s By-laws to ensure that the specific requirements of such notice are met. A copy of the Company’s By-laws may be obtained by any shareholder, without charge, upon written request to the Secretary of the Company at 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408.

All shareholder proposals should be sent to the Company’s executive offices at 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408, Attention: Secretary.

Expenses of Solicitation

The Company will bear the cost of this solicitation of proxies, including the preparation, printing and mailing of proxy materials. Proxies may be solicited by directors, officers and regular employees of the Company, without compensation, in person or by mail, telephone, facsimile transmission, telephone or electronic transmission.  In addition, the Company may supplement the original solicitation of proxies by mail with solicitation by telephone, telegram and other means by directors, officers and regular employees of the Company.  The Company will not pay additional compensation to these individuals for any such services.

The Company has engaged Innisfree M&A Incorporated as the proxy solicitor for the Annual Meeting for an approximate fee of $15,000 plus out-of-pocket costs. The Company will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in forwarding proxy material to beneficial owners.

Other Matters

We know of no other matters that will be brought before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Annual Meeting, the persons named as proxies and acting thereon will have discretion to vote on those matters according to their judgment to the same extent as the person delivering the proxy would be entitled to vote.

Notice of Internet Availability of Proxy Materials

Dycom Industries, Inc.’s 2012 Proxy Statement and its 2012 Annual Report are available at the Company’s website, www.dycomind.com. Please note that the other information contained in or connected to our website is not intended to be part of this Proxy Statement.

By Order of the Board of Directors,

Richard B. Vilsoet

Vice President, General Counsel and Secretary

October 11, 2012

APPENDIX A

DYCOM INDUSTRIES, INC.

2012 LONG-TERM INCENTIVE PLAN

1.

Purposes of the Plan

The purposes of the Plan are to aid the Company in (a) attracting, retaining and motivating highly qualified key employees and officers of the Company and its Subsidiaries, (b) promoting the long-term success of the Company and its Subsidiaries and (c) increasing stockholder value by providing eligible key employees and officers with incentives to contribute to the long-term growth and profitability of the Company through the grant of equity-based awards.

Upon the Effective Date, no further Awards will be granted under the Prior Plan.

2.

Definitions and Rules of Construction

(a)

Definitions.  For purposes of the Plan, the following capitalized words shall have the meanings set forth below:

“Award” means, individually or collectively, a grant under the Plan of an Option, Restricted Share, Restricted Share Unit, Performance Share, Performance Share Unit, Stock Appreciation Right or Other Award.

“Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Committee which sets forth the terms and conditions of an Award.  An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.

“Board” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan, which committee shall meet the requirements of Section 162(m) of the Code, Section 16(b) of the Exchange Act and the applicable rules of the New York Stock Exchange; provided, however, that, if any Committee member is found not to have met the qualification requirements of Section 162(m) of the Code and Section 16(b) of the Exchange Act, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify.

“Common Stock” means the common stock of the Company, par value $0.333 per share, or such other class of share or other securities as may be applicable under Section 13(b) of the Plan.

“Company” means Dycom Industries, Inc., a Florida corporation, or any successor to substantially all of its business.

“Effective Date” means the date on which the Plan is approved by the stockholders of the Company.

“Eligible Individual” means an individual described in Section 4(a) of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology established by the Committee in compliance with the requirements of Section 409A of the Code.  In the absence of any alternative valuation methodology established by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on the New York Stock Exchange or such other national securities exchange but is regularly quoted on an automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the mean of the high bid and low quoted asked prices as reported on said composite tape or automated system for the most recent day during which such information exists) as reported in The Wall Street Journal or such other source as the Committee deems reliable.

“Incentive Stock Option” means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an Incentive Stock Option, Nonqualified Stock Option or any other type of option granted pursuant to Section 7 of the Plan.

“Other Award” means any form of Award other than an Option, Restricted Share, Restricted Share Unit, Performance Share, Performance Share Unit or Stock Appreciation Right granted pursuant to Section 11 of the Plan.

“Participant” means an Eligible Individual who has been granted an Award under the Plan.

“Performance Period” means the period established by the Committee and set forth in the applicable Award Document over which the attainment of Performance Targets are measured.

“Performance Share” means a right to receive a Target Number of shares of Common Stock granted pursuant to Section 9 of the Plan.

“Performance Share Unit” means a right to receive a Target Number of shares of Common Stock (or cash equivalent, if applicable) granted pursuant to Section 9 of the Plan.

“Performance Target” means the performance goals established by the Committee from among the performance measures provided in Annex A hereof and prescribed in the applicable Award Document.

“Plan” means the Dycom Industries, Inc. 2012 Long-Term Incentive Plan as amended from time to time.

“Plan Limit” shall have the meaning set forth in Section 5(a) of the Plan.

“Prior Plan” means the Dycom Industries, Inc. 2003 Long-Term Incentive Plan, as amended from time to time.

“Repricing” means (i) amending the terms of an Option or Stock Appreciation Right after its grant date to reduce its exercise price or grant price; (ii) canceling an Option or Stock Appreciation Right at a time when its exercise price or grant price is equal to or greater than the Fair Market Value of the underlying Common Stock in exchange for another Option or Stock Appreciation Right; or (iii) any action that is treated as a repricing of an Option or Stock Appreciation Right under generally accepted accounting principles or any applicable laws, rules or regulations.

“Restricted Share” means a share of Common Stock granted or sold pursuant to Section 8 of the Plan.

“Restricted Share Unit” means a right to receive a share of Common Stock (or cash equivalent, if applicable) granted pursuant to Section 8 of the Plan.

“Stock Appreciation Right” means a right to receive all or some portion of the appreciation on shares of Common Stock granted pursuant to Section 10 of the Plan.

“Subsidiary” means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.  For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term “Subsidiary” shall be defined in the manner required by Section 424(f) of the Code.

“Substitute Award” means any Award granted upon assumption of, or in substitution or exchange for, outstanding employee equity awards previously granted by a company or other entity acquired by the Company in connection with a corporate transaction or with which the Company combines pursuant to the terms of an equity compensation plan that was approved by the stockholders of such company or other entity.

“Target Number” means the target number of shares of Common Stock (or cash equivalent, if applicable) established by the Committee and prescribed in the applicable Award Document.

“Vesting Period” shall have the meaning set forth in Section 7(a) of the Plan.

(b)

Rules of Construction.  The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise.  Any determinations, approvals or actions that are performed or taken by the Board or the Committee (or its delegates) in connection with the Plan shall be deemed to be performed in the sole discretion of such entity or person.  Unless the text indicates otherwise, references to sections are to sections of the Plan.

3.

Administration

(a)

Committee.  The Plan shall be administered by the Committee, no member of which shall be eligible to participate in the Plan.

(b)

Powers and Responsibility.  The Committee shall have full power and authority, subject to the express provisions hereof, to:

(i)

select the Participants from the Eligible Individuals;

(ii)

grant Awards in accordance with the Plan;

(iii)

determine the number of shares of Common Stock subject to each Award or the cash amount payable in connection with an Award;

(iv)

determine the terms and conditions of each Award, including, without limitation, those related to term, methods of exercise, vesting, forfeiture, payment, settlement, Performance Periods, Performance Targets and exercisability, and the effect or occurrence, if any, of a Participant’s termination of employment, separation from service or leave of absence with the Company or any of its Subsidiaries or a change in control of the Company;

(v)

subject to Sections 20 and 23 of the Plan, amend the terms and conditions of an Award after the granting thereof;

(vi)

specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards;

(vii)

make factual determinations in connection with the administration or interpretation of the Plan;

(viii)

establish, amend, waive and rescind administrative regulations, rules and procedures relating to the Plan;

(ix)

employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom;

(x)

correct any defects, supply any omission or reconcile any inconsistency in any Award Document or the Plan;

(xi)

vary the terms of Awards to take account of tax, securities law and other regulatory requirements; and

(xii)

make all other determinations and take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan or any Award Document.

(c)

Plan Construction and Interpretation.  The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan and any Award Document delivered under the Plan.

(d)

Determinations of Committee Final and Binding.  All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

(e)

Delegation of Authority.  To the extent not prohibited by applicable laws, rules and regulations, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees thereof or other persons or groups of persons as it deems necessary, appropriate or advisable under such conditions or limitations as it may set at the time of such delegation or thereafter; provided, however, that the Committee may not delegate its authority (i) to make Awards to individuals (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, (B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) of the Code or (C) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) pursuant to Section 20 of the Plan.  For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 3(e).

(f)

Liability of Committee.  Subject to applicable laws, rules and regulations, no member of the Board or Committee, or any officer or employee of the Company to whom any duties or responsibilities are delegated hereunder shall be liable for any action or determination made in connection with the operation, administration or interpretation of the Plan and the Company shall indemnify, defend and hold harmless each such person from any liability arising from or in connection with the Plan in the manner provided in the Company’s Restated Articles of Incorporation or any relevant indemnification agreement between the Company and such person.  In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice.

(g)

Action by the Board.  Anything in the Plan to the contrary notwithstanding, subject to applicable laws, rules and regulations, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4.

Eligibility

(a)

Eligible Individuals.  Only officers and employees of the Company or any of its Subsidiaries or any individual who has accepted an offer of employment with the Company or any of its Subsidiaries as an officer or employee shall be eligible to participate in the Plan and to receive Awards under the Plan.  Members of the Committee shall not be eligible to participate in the Plan.

(b)

Grants to Participants.  The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant solely by reason of such Eligible Individual having received a prior Award or having been previously designated as a Participant.  The Committee may grant more than one Award to a Participant and may designate an Eligible Individual as a Participant for overlapping periods of time.

5.

Common Stock Subject to the Plan

(a)

Plan Limit.  Subject to adjustment in accordance with Section 13(b) of the Plan, the maximum number of shares of Common Stock which may be awarded for all purposes under the Plan shall be 3,000,000 shares (the “Plan Limit”).  Shares of Common Stock to be issued under the Plan may be authorized and unissued shares, issued shares that have been reacquired by the Company (in the open market or in private transactions) and that are being held in treasury, or a combination thereof.  All of the shares of Common Stock subject to the Plan Limit may be issued pursuant to Incentive Stock Options.

(b)

Rules Applicable to Determining Shares Available for Issuance.  The number of shares of Common Stock remaining available for issuance under the Plan will be reduced by the number of shares of Common Stock subject to outstanding Awards and, for Awards that are not denominated by shares, by the number of shares actually delivered upon settlement or payment of the Award; provided, however, that, notwithstanding the above, for every one share of Common Stock issued in respect of an award of (i) Restricted Shares, (ii) Restricted Share Units, (iii) Performance Shares, (iv) Performance Share Units or (v) Other Awards, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one share.

For purposes of determining the number of shares of Common Stock that remain available for issuance under the Plan, (i) the number of shares that are tendered by a Participant or withheld by the Company to pay the exercise price of an Award or to satisfy the Participant’s tax withholding obligations in connection with the exercise or settlement of an Award and (ii) all of the shares covered by a stock-settled Stock Appreciation Right to the extent exercised, will not be added back to the Plan Limit.  In addition, for purposes of determining the number of shares of Common Stock that remain available for issuance under the Plan, the number of shares corresponding to Awards under the Plan that are forfeited or cancelled or otherwise expire for any reason without having been exercised or settled or that are settled through issuance of consideration other than shares of Common Stock (including, without limitation, cash) shall be added back to the Plan Limit and again be available for the grant of Awards; provided, however, that this provision shall not be applicable with respect to (i) the cancellation of a Stock Appreciation Right granted in tandem with an Option upon the exercise of the Option or (ii) the cancellation of an Option granted in tandem with a Stock Appreciation Right upon the exercise of the Stock Appreciation Right.

(c)

Special Limits.  Anything to the contrary in Section 5(a) of the Plan notwithstanding, but subject to Section 13(b) of the Plan, the following special limits shall apply to shares of Common Stock available for Awards under the Plan:

(i)

The maximum number of shares of Common Stock that may be subject to Awards, including, without limitation, Incentive Stock Options, granted to any Eligible Individual in any calendar year shall equal 400,000 shares, plus any shares which were available under this Section 5(c)(i) for Awards to such Eligible Individual in any prior calendar year but which were not covered by such Awards, and the maximum dollar amount of Awards denominated in cash that may be granted to any Eligible Individual in any calendar year is $1,500,000.

(ii)

In no event will the number of shares of Common Stock issued in connection with the grant of Awards exceed the Plan Limit, as in effect on the Effective Date.

(d)

Substitute Awards.  To the extent not prohibited by applicable laws, rules and regulations, any shares of Common Stock underlying Substitute Awards shall not be counted against the number of shares remaining for issuance and shall not be subject to Section 5(c) of the Plan.

6.

Awards in General

(a)

Types of Awards.  Awards under the Plan may consist of Options, Restricted Shares, Restricted Share Units, Performance Shares, Performance Share Units, Stock Appreciation Rights and Other Awards.  Any Award described in Sections 7 through 11 of the Plan may be granted singly or in combination or tandem with any other Awards, as the Committee may determine.  Awards under the Plan may be made in combination with, in replacement of, or as alternatives to awards or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity.

(b)

Terms Set Forth in Award Document.  The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which shall contain terms and conditions not inconsistent with the Plan.  Notwithstanding the foregoing, and subject to applicable laws, rules and regulations, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Award first becomes exercisable.  The terms of Awards may vary among Participants and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms.  Accordingly, the terms of individual Award Documents may vary.

(c)

Termination of Employment; Change in Control.  (i)  The Committee shall specify at or after the time of grant of an Award the provisions governing the disposition of an Award in the event of a Participant’s termination of employment with the Company or any of its Subsidiaries.  Subject to applicable laws, rules and regulations, in connection with a Participant’s termination of employment, the Committee shall have the discretion to accelerate the vesting, exercisability or settlement of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Award.

(ii)  Subject to the terms and conditions of the Plan and any Award Document, the Committee shall have full authority to determine the effect, if any, of a change in control of the Company on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Document or determined at a subsequent time, including, without limitation, to (A) terminate or cancel any outstanding Award in exchange for a cash payment (including, if as of the date of the change in control, the Committee determines that no amount would have been realized upon the exercise of the Award, then the Award may be cancelled by the Company without payment of consideration) or (B) provide for the assumption, substitution, replacement or continuation of any Award by a successor or surviving corporation (or a parent or subsidiary thereof) with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving corporation (or a parent or subsidiary thereof).

(d)

Award Exercisable Only by Participant.  During the lifetime of a Participant, an Award shall be exercisable only by the Participant.  The grant of an Award shall impose no obligation on a Participant to exercise or settle the Award.

(e)

Rights of a Stockholder.  A Participant shall have no rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant or his nominee becomes the holder of record of such shares.  No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 13(b) of the Plan.

(f)

Limitation on Exercise and Settlement.  An Award may not be exercised or settled and no shares of Common Stock may be issued in connection with an Award unless the issuance of such shares has been registered under the Securities Act of 1933, as amended, and qualified under applicable state “blue sky” laws, or the Company has determined that an exemption from registration and from qualification under such state “blue sky” laws is available.

(g)

Performance-Based Awards.  (i)  The Committee may determine whether any Award under the Plan is intended to be “qualified performance-based compensation” as defined in Treasury Regulation Section 1.162-27(e) or any successor provision.  Any such Awards designated to be “qualified performance-based compensation” shall be conditioned on the achievement of one or more Performance Targets, to the extent required by Section 162(m) of the Code.  The Performance Targets will be comprised of specified levels of one or more of the performance measures set forth on Annex A hereto as the Committee deems appropriate.  The Performance Targets may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division or business unit) or measured relative to selected peer companies or a market index.  At the time of grant, the Committee may provide for adjustments to the performance measures in accordance with Section 162(m) of the Code.  In addition, for Awards not intended to qualify as “qualified performance-based compensation”, the Committee may establish performance goals based on other criteria as it deems appropriate.

(ii)  The Participants will be designated, and the applicable Performance Targets will be established, by the Committee within ninety (90) days following the commencement of the applicable Performance Period (or such earlier or later date permitted or required by Section 162(m) of the Code).  Any payment of an Award granted with Performance Targets shall be conditioned on the written certification of the Committee in each case that the Performance Targets and any other material conditions were satisfied.  The Committee retains the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(h)

Dividends and Dividend Equivalents.  The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends with respect to an outstanding Award (other than an Option or a Stock Appreciation Right), which payments can either be paid currently or deemed to have been reinvested in shares of Common Stock, and can be made in shares, cash or a combination thereof, as the Committee shall determine; provided, however, that the terms of any payment or reinvestment of dividends must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code.  Dividend equivalent rights granted as a component of an Award which vests or is earned based upon the achievement of Performance Targets shall not vest unless such Performance Targets for the underlying Award are achieved.

7.

Terms and Conditions of Options

(a)

General.  The Committee, in its discretion, may grant Options to eligible Participants and shall determine whether such Options shall be Incentive Stock Options, Nonqualified Stock Options or any other type of Option which may exist from time to time.  Each Option shall be evidenced by an Award Document that shall expressly identify the Option as an Incentive Stock Option or Nonqualified Stock Option (or other type of Option, as applicable), and be in such form and contain such provisions as the Committee shall from time to time deem appropriate.  At the time of grant of an Option, the Committee shall, in its discretion, establish a vesting period (the “Vesting Period”) during which the forfeiture provisions may lapse.  The Vesting Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c) above, such Vesting Period shall be not less than three years.

(b)

Exercise Price.  The exercise price of an Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant.  In no event shall the exercise price of an Option be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant; provided, however, that the exercise price of a Substitute Award granted as an Option shall be determined in accordance with Section 409A of the Code and may be less than 100% of the Fair Market Value.

(c)

Term.  An Option shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Option, and the Committee may extend the term of an Option after the time of grant; provided, however, that the term of an Option may in no event extend beyond the 10th anniversary of the date of grant of such Option.

(d)

Exercise; Payment of Exercise Price.  Options shall be exercised in whole or in part by delivery of a notice of exercise in a form approved by the Company.  Subject to the provisions of the applicable Award Document, payment of the exercise price of an Option shall be made (i) in cash or cash equivalents, (ii) to the extent provided by the Committee at or after the time of grant, by actual delivery or attestation to ownership of freely transferable shares of Common Stock already owned and held by the Participant or in any combination of cash and shares held by the Participant, (iii) through net share settlement or similar procedure involving the withholding of shares of Common Stock subject to the Option with a value equal to the exercise price, or (iv) by such other means as the Committee may authorize.  Except in connection with a transaction or event described in Section 13(b) below, nothing in the Plan shall be construed as permitting the Company to reduce the exercise price of Options previously granted under the Plan or options previously granted under any other plan of the Company without stockholder approval.  In accordance with the rules and procedures established by the Committee for this purpose, an Option may also be exercised through a “cashless exercise” procedure authorized by the Committee from time to time that permits Participants to exercise Options by delivering irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

(e)

Incentive Stock Options.  The exercise price per share of an Incentive Stock Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant, but in no event shall the exercise price of an Incentive Stock Option be less than 100% of the Fair Market Value per share on the date of grant.  No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such Incentive Stock Option, and (ii) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof.  No Participant shall be granted any Incentive Stock Option which would result in such Participant receiving a grant of Incentive Stock Options that would have an aggregate Fair Market Value in excess of $100,000, determined as of the time of grant, that would be exercisable for the first time by such Participant during any calendar year.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

8.

Terms and Conditions of Restricted Shares and Restricted Share Units

(a)

Restricted Shares.  The Committee, in its discretion, may grant or sell Restricted Shares to Eligible Individuals.  An Award of Restricted Shares shall consist of one or more shares of Common Stock granted or sold to an Eligible Individual, and shall be subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Document.

(b)

Restricted Share Units.  The Committee, in its discretion, may grant Restricted Share Units to Eligible Individuals.  A Restricted Share Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and applicable Award Document, one or more shares of Common Stock.  If and when the forfeiture provisions lapse, the Restricted Share Units shall become shares of Common Stock owned by the corresponding Participant or, at the discretion of the Committee, cash, or a combination of cash and shares of Common Stock, with a value equal to the Fair Market Value of the shares at the time of payment.

(c)

Vesting Period.  At the time of grant of a Restricted Share or Restricted Share Unit, the Committee shall, in its discretion, establish a Vesting Period during which the forfeiture provisions may lapse.  The Vesting Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c) of the Plan, such Vesting Period shall be not less than three years.

9.

Terms and Conditions of Performance Shares and Performance Share Units

(a)

Performance Shares.  The Committee, in its discretion, may grant Performance Shares to Eligible Individuals.  Subject to Section 6(g) above, an Award of Performance Shares shall consist of a Target Number of shares of Common Stock granted to an Eligible Individual based on the achievement of Performance Targets over the applicable Performance Period, and shall be subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Document.

(b)

Performance Share Units.  The Committee, in its discretion, may grant Performance Share Units to Eligible Individuals.  Subject to Section 6(g) above, a Performance Share Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and applicable Award Document, a Target Number of shares of Common Stock or cash based upon the achievement of Performance Targets over the applicable Performance Period.  At the discretion of the Committee, Performance Share Units shall be settled through the delivery of shares of Common Stock or cash, or a combination of cash and shares of Common Stock, with a value equal to the Fair Market Value of the shares of Common Stock as of the last day of the applicable Performance Period.

(c)

Performance Period.  At the time of grant of a Performance Share Unit or Performance Share, the Committee shall, in its discretion, establish a Performance Period.  The Performance Targets applicable to each Performance Period shall be measured over a period of not less than one year.

10.

Stock Appreciation Rights

(a)

General.  The Committee, in its discretion, may grant Stock Appreciation Rights to Eligible Individuals.  A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised, over the exercise price for such Stock Appreciation Right specified in the applicable Award Document.  The exercise price per share of Common Stock covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; but in no event shall the grant price of a Stock Appreciation Right be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant; provided, however, that the grant price of a Substitute Award granted as a Stock Appreciation Right shall be determined in accordance with Section 409A of the Code and may be less 100% of the Fair Market Value.  At the discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash or shares of Common Stock, or in a combination of cash and shares of Common Stock, having an aggregate Fair Market Value as of the date of exercise equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised over the grant price for such Stock Appreciation Right.

(b)

Stock Appreciation Rights in Tandem with Options.  A Stock Appreciation Right granted in tandem with an Option may be granted either at the same time as such Option or subsequent thereto.  If granted in tandem with an Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Option shall be exercisable, and shall have the same term and exercise price as the related Option.  Upon exercise of a Stock Appreciation Right granted in tandem with an Option, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

(c)

Vesting Period.  At the time of grant of a Stock Appreciation Right, the Committee shall, in its discretion, establish a Vesting Period during which the forfeiture provisions may lapse.  The Vesting Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c) above, such Vesting Period shall be not less than three years.

(d)

Term.  A Stock Appreciation Right shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Stock Appreciation Right, and the Committee may extend the term of a Stock Appreciation Right after the time of grant; provided, however, that the term of a Stock Appreciation Right may in no event extend beyond the 10th anniversary of the date of grant of such Stock Appreciation Right.

11.

Other Awards

The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards, and Awards denominated in cash, not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of shares of Common Stock, for the acquisition or future acquisition of shares of Common Stock, or any combination thereof.  At the time of grant, the Committee shall, in its discretion, establish a Vesting Period during which the forfeiture provisions may lapse.  The Vesting Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c) above, such Vesting Period shall not be less than three years.

12.

Tax Withholding

The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy any applicable tax withholding requirements.  In the case of an Award payable in shares of Common Stock, the Company or a Subsidiary, as appropriate, may permit or require such individual to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares that would otherwise be received by such individual or to repurchase shares of Common Stock that were issued to such individual to satisfy the minimum statutory withholding rates for any applicable tax withholding purposes, in accordance with all applicable laws and pursuant to such rules as the Committee may establish from time to time.  The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable taxes required to be withheld with respect to such payments.

13.

No Restriction on Right of Company to Effect Corporate Changes

(a)

Authority of the Company and Stockholders.  The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)

Change in Capitalization.  Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5 above, including the maximum number of shares available under the special limits provided for in Section 5(c), shall be equitably adjusted in the manner deemed necessary by the Committee in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, partial or complete liquidation, reclassification, consolidation, extraordinary dividend, split-up, spin-off, combination, separation, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event or distribution of stock or property of the Company affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan.  In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the exercise price per share (or the grant price as the case may be), if any, under any outstanding Award shall be equitably adjusted in the manner deemed necessary by the Committee (including by payment of cash to a Participant) in order to preserve the benefits or potential benefits intended to be made available to Participants.  Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same restrictions and vesting or settlement schedule to which the underlying Award is subject.

14.

Application of Funds

The proceeds received by the Company from the sale of Common Stock pursuant to Awards will be used for general corporate purposes.

15.

Exchange Act

Notwithstanding anything contained in the Plan or any Award Document under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a change in control of the Company, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.

16.

No Right to Employment

No person shall have any claim or right to receive Awards under the Plan.  Neither the Plan, the grant of Awards under the Plan, nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Eligible Individual any right to be retained in the employ of the Company or any Subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other affiliate thereof to terminate the employment of such Eligible Individual at any time.

17.

Awards to Individuals Subject to Non-U.S. Jurisdictions

To the extent that Awards under the Plan are awarded to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted hereunder to such person (i) to comply with the laws of such jurisdiction and (ii) to permit the grant of the Award not to be a taxable event to the Participant.  The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States.

18.

Term of the Plan

Unless earlier terminated pursuant to Section 20 below, the Plan shall terminate on the 10th anniversary of the Effective Date, except with respect to Awards then outstanding.  No Awards may be granted under the Plan after the 10th anniversary of the Effective Date.

19.

Effective Date

The Plan shall become effective on the Effective Date.  If the Plan is not approved by the stockholders upon submission to them for approval, the Plan shall be void ab initio and of no further force and effect.

20.

Amendment and Termination

(a)

Amendment.  Subject to applicable laws, rules and regulations, the Board or the Committee may at any time terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no termination, amendment, modification or suspension of the Plan (i) will be effective without the approval of the stockholders of the Company if such approval is required under applicable laws, rules and regulations, including the rules of the New York Stock Exchange and (ii) shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the Plan without the consent of the holder thereof.  Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable to (x) comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations, (y) take into account unusual or nonrecurring events or market conditions (including, without limitation, the events described in Section 13(b) of the Plan), or (z) take into account significant acquisitions or dispositions of assets or other property by the Company

(b)

Repricings.  The Committee may not effect a Repricing of any Option or Stock Appreciation Right granted under the Plan without the approval of the Company’s shareholders.  In addition, no Option or Stock Appreciation Right may be repurchased or otherwise cancelled in exchange for cash or other property (except in connection with a change in the Common Stock or the capitalization of the Company as provided in Section 13(b) above) if the exercise price of the Option or the grant price of the Stock Appreciation Right is equal to or less than the Fair Market Value of the Common Stock at the time of such repurchase or exchange without the approval of the Company’s shareholders.

21.

Transferability

No Award shall be transferable other than by last will and testament or by the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order.

22.

Section 162(m) of the Code

The Plan is intended to comply in all respects with Section 162(m) of the Code; provided, however, that in the event the Committee determines that compliance with Section 162(m) of the Code is not desired with respect to a particular Award, compliance with Section 162(m) of the Code will not be required.  In addition, if any provision of this Plan would cause Awards that are intended to constitute “qualified performance-based compensation” as defined in Treasury Regulation Section 1.162-27(e) or any successor provision, to fail to so qualify, that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions hereof shall remain in full force and effect.

23.

Section 409A of the Code

To the extent applicable, the Plan and Award Documents shall be interpreted in accordance with Section 409A of the Code and interpretive guidance issued thereunder.  If the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Document evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code.  Notwithstanding any contrary provision in the Plan or an Award Document, if the Committee determines that any provision of the Plan or an Award Document contravenes any regulations or guidance promulgated under Section 409A of the Code or would cause an Award to be subject to additional taxes, accelerated taxation, interest and/or penalties under Section 409A of the Code, the Committee may modify or amend such provision of the Plan or Award Document without consent of the Participant in any manner it deems reasonable or appropriate.  In making such modifications the Committee shall attempt, but shall not be obligated, to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code.  Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority would contravene Section 409A of the Code or the guidance promulgated thereunder.

24.

Satisfaction of Obligations

Subject to applicable laws, rules and regulations, the Company may apply any cash, shares of Common Stock, securities or other consideration received upon exercise or settlement of an Award to any obligations a Participant owes to the Company and the Subsidiaries in connection with the Plan or otherwise.

25.

Recoupment

Any Awards granted under the Plan shall be subject to any clawback or recoupment policies and procedures that are required under applicable law, rule or regulation or Company policy as enacted, adopted or modified from time to time.

26.

Award Document

In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

27.

Governing Law

Except as to matters of federal law, the Plan, the Award Document and all actions taken thereunder shall be construed in accordance with and shall be subject to the laws of the State of Florida.

ANNEX A

Financial Performance Measures
Assets	Net income
Basic or diluted earnings per share	Net income before asset impairment charges and certain other expenses
Basic or diluted earnings per share growth	Net revenue
Basic or diluted earnings per share before asset impairment charges and certain other expenses	Operating cash flow
Basic or diluted earnings per share growth before asset impairment charges and certain other expenses	Operating income
Capital expenditures	Operating income growth
Cash flow	Operating margin
Cash flow return on investment	Operating income before asset impairment charges and certain other expenses
Cash value added	Operating revenue
Contract backlog	Pre-tax income
Contract revenues	Pre-tax income before asset impairment charges and certain other expenses
Days sales outstanding (accounts receivable)	Pre-tax operating income
Days sales outstanding (accounts receivable and work in progress)	Return on assets
Debt-free working capital	Return on equity
Debt level	Return on invested capital
Earnings before interest and taxes	Return on investment
Earnings before interest, taxes, depreciation and amortization	Return on net assets
Earnings before interest and taxes, asset impairment charges and certain other expenses	Return on tangible net assets
Earnings before interest, taxes, depreciation and amortization, asset impairment charges and certain other expenses	Return on tangible net worth
Economic value added	Revenue growth
Effective tax rate	Share price
Expense management	Tangible net assets
Free cash flow	Tangible net worth
Gross margin	Total shareholder return
Market capitalization

Non-Financial Performance Measures
Customer satisfaction	Objective individual performance goals
Development and execution of strategic initiatives	Safety performance

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by internet or by phone, you do not need to mail back your proxy card.

11770 U.S. HIGHWAY 1, SUITE 101 PALM BEACH GARDENS, FL 33408

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M50359-P30424	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DYCOM INDUSTRIES, INC.			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
			All	All	Except
The Board of Directors recommends that you vote “FOR” the nominees listed in Proposal 1:			O	O	O
1.	Election of Directors
Nominees:
	01)	Stephen C. Coley
	02)	Patricia L. Higgins
	03)	Steven E. Nielsen

The Board of Directors recommends that you vote "FOR" Proposals 2, 3 and 4:							For	Against	Abstain

2.	To approve the Company's 2012 Long-Term Incentive Plan.						O	O	O

3.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for fiscal 2013.						O	O	O

4.	To approve, by non-binding advisory vote, the compensation of the Company's named executive officers.						O	O	O

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES  LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS  2, 3 AND 4. If other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.				O

Please indicate if you plan to attend this meeting			O	O
			Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)	Date

Dycom Industries, Inc.

11770 U.S. Highway 1, Suite 101

Palm Beach Gardens, FL 33408

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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M50360-P30424

DYCOM INDUSTRIES, INC. Proxy for the 2012 Annual Meeting of Shareholders - November 20, 2012 This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Steven E. Nielsen and H. Andrew DeFerrari, and each of them, proxies and attorneys-in-fact, with the power of substitution (the action of both of them or their substitutes present and acting or if only one be present and acting, then the action of such one to be in any event controlling), to vote all shares of common stock held of record by the undersigned on October 1, 2012 at the 2012 Annual Meeting of Shareholders (the "Annual Meeting") of the Company scheduled to be held on November 20, 2012 and at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE  SHAREHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4. IF OTHER MATTERS PROPERLY COME BEFORE THE MEETING, OR IF CUMULATIVE VOTING IS REQUIRED, THE PERSON NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side